UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04025

AMERICAN CENTURY MUNICIPAL TRUST
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON
4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	05-31

Date of reporting period:	05-31-2010

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report
May 31, 2010

American Century Investments®

Long-Term Tax-Free Fund

President’s Letter	2
Market Perspective	3
U.S. Fixed-Income Total Returns	3

Long-Term Tax-Free

Performance	4
Portfolio Commentary	6
Portfolio at a Glance	8
Yields	8
Top Five Sectors	8

Shareholder Fee Example	9

Financial Statements

Schedule of Investments	11
Statement of Assets and Liabilities	17
Statement of Operations	18
Statement of Changes in Net Assets	19
Notes to Financial Statements	20
Financial Highlights	26
Report of Independent Registered Public Accounting Firm	31

Other Information

Management	32
Board Approval of Management Agreements	36
Additional Information	42
Index Definitions	43

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended May 31, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Economic and Market Rebound

The municipal bond market witnessed a wide dispersion of returns in the 12 months ended May 31, 2010 (see the accompanying table), which closely coincided with the rebound of the U.S. economy from the depths of the recession and credit crisis. This dramatic turnaround can be attributed to the government’s extraordinary monetary and fiscal stimulus policies taken in response to the financial crisis in late 2008. However, financial market volatility in May related to the European debt crisis led many to worry about a potential slowdown in U.S. growth. Despite a return to positive economic growth in the second half of 2009 and so far in 2010, the unemployment rate stood at 9.7% in May 2010, while the housing market and consumer debt levels remained concerns.

Municipal Market Review

Better economic and market conditions caused a reversal of the trading that colored the credit crisis, when the lowest-rated bonds performed worst and higher-quality bonds did best. For the 12 months ended in May, this reversal meant that high-yield (below-investment-grade) and long-term municipal bonds did better than high-quality and shorter-term securities. Similarly, credit-sensitive municipal bonds outperformed Treasury securities for the 12 months after lagging during the credit crisis.

In addition to better economic and market conditions, municipal bonds benefited from improving technical factors—the Build America Bonds program limited the supply of tax-exempt bonds. This federal program, designed to help ease municipal borrowing costs, meant many newly minted municipal bonds were instead issued in the taxable bond universe. Demand for municipal bonds was helped by attractive tax-equivalent yields and the outlook for higher marginal tax rates going forward.

And despite the continuing flood of negative press about budget challenges for states and local governments, we continue to believe that municipal defaults will be relatively rare, especially compared with corporate defaults. Indeed, during the reporting period, the major credit rating agencies revamped their ratings systems to better recognize the superior credit quality and vastly lower default risk of municipal securities relative to corporate-backed bonds.

U.S. Fixed-Income Total Returns
For the 12 months ended May 31, 2010
Barclays Capital Municipal Market Indices		Barclays Capital U.S. Taxable Market Indices
Municipal Bond	8.52%	Aggregate Index	8.42%
5-Year General Obligation Bond	6.15%	Treasury Index	4.50%
Long-Term Municipal Bond	13.53%
Non-Investment-Grade Municipal Bond	21.01%

3

Performance

Long-Term Tax-Free

Total Returns as of May 31, 2010
			Average Annual Returns
	Ticker				Since	Inception
	Symbol	1 year	5 years	10 years	Inception	Date
A Class	MMBAX					3/31/97
No sales charge*		8.05%	3.89%(1)	5.51%(1)	5.42%(1)
With sales charge*		3.18%	2.95%(1)	5.02%(1)	5.06%(1)
Barclays Capital
Municipal Bond Index	—	8.52%	4.52%	5.90%	5.65%	—
Lipper General
Municipal Debt Funds
Average Returns(2)	—	9.82%	3.18%	4.80%	4.55%	—
A Class’s Lipper Ranking
as of May 31, 2010(2)	—	187 of 241	49 of 196	39 of 156	10 of 118	—
as of June 30, 2010(2)	—	186 of 244	51 of 196	36 of 158	11 of 118	—
Investor Class	ACLVX	8.32%	—	—	4.75%	4/3/06
Institutional Class	ACLSX	8.53%	—	—	4.96%	4/3/06
B Class	MMDBX					3/31/97
No sales charge*		7.24%	3.13%(1)	4.78%(1)	4.70%(1)
With sales charge*		3.24%	2.95%(1)	4.78%(1)	4.70%(1)
C Class	ACTCX	7.25%	—	—	3.72%	4/3/06

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50%
maximum initial sales charge for fixed-income funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Class returns would have been lower if fees had not been waived.
(2)	Data provided by Lipper Inc. — A Reuters Company. © 2010 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
Lipper Fund Performance — Performance data is total return, and is preliminary and subject to revision.
Lipper Rankings — Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Long-Term Tax-Free

* The A Class’s initial investment is $9,550 to reflect the maximum 4.50% initial sales charge.
**Ending value may have been lower if fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class
0.49%	0.29%	0.74%	1.49%	1.49%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Long-Term Tax-Free

Portfolio Managers: Alan Kruss, Joseph Gotelli, and Steven Permut

Performance Summary

Long-Term Tax-Free returned 8.05%* for the 12 months ended May 31, 2010 By comparison, the Barclays Capital Municipal Bond Index returned 8.52% The average return of the general municipal debt funds tracked by Lipper Inc. was 9.82% for the same period. Despite recent underperformance, the portfolio’s average annual returns exceed those of its Lipper group average for the five- and 10-year periods ended in May (see page 4).

The portfolio’s absolute returns reflect the positive performance of municipal bonds during the reporting period, despite budget concerns for many municipalities (see the Market Perspective on page 3). Some of the key contri butions to the portfolio’s return came from our credit and sector allocation decisions. That said, we believe the portfolio underperformed the Lipper group average and Barclays Index primarily because of our relatively short duration (resulting in less share price sensitivity to interest rate changes) at a time when long-term bonds did best.

Portfolio Positioning

Rather than make big bets on the direction of interest rates—which can introduce unwanted share price volatility—we tend to keep duration close to that of our benchmark and attempt to add value through our credit, sector, and individual security selection decisions. That approach to duration management can detract from performance in the short-run, but it has tended to provide our shareholders attractive long-term risk-adjusted returns.

Looking at contribution to return from our credit allocation, it helped performance to add what we considered attractively valued bonds rated A and BBB. Nevertheless, we believe we held fewer lower-rated bonds than our peers, so this credit positioning detracted from relative results in a year when the lowest-quality bonds did best.

In terms of sector allocation, we tended to hold underweight positions in tax-backed bonds (such as state and local general obligation (GO) debt) in favor of revenue bonds (such as utilities, education, and health care debt). This positioning helped because revenue bonds—particularly our health care holdings—outperformed GO securities. However, it hurt relative performance to hold an underweight stake in volatile corporate-backed airline and tobacco bonds and industrial development revenue bonds.

Other Trades

We also implemented a “ratio” trade designed to benefit from the changing yield relationship between like-maturity municipals and Treasuries. This positioning benefited performance as demand for the municipal asset class drove outperformance versus Treasuries.

*All fund returns referenced in this commentary are for A Class shares and are not reduced by sales charges. A Class shares are subject to a maximum sales charge of 4.50%. Had the sales charge been applied, returns would have been lower than those shown.

6

Long-Term Tax-Free

Municipal Credit Comment

The period saw a number of negative headlines about the financial health of state and local governments. Steven Permut, who leads American Century Investments’ municipal bond team, recognizes these concerns but does not believe a wave of municipal defaults is imminent: “We think defaults, while increasing, will continue to be relatively isolated events due to credit-specific issues. And as we’ve said repeatedly, we believe the 50 states are highly unlikely to default. That’s because state general obligation bonds typically have a first or second claim on all general fund revenues, their debt service typically represents a comparatively small percentage of available income, and the states have broad powers to ensure their debts are repaid. In looking at local tax-backed credits, we have found that most cities/school districts/counties are fairly well managed and have continued to maintain reserves during the downturn.”

Permut continues: “Instead, the real risks to municipal bonds will be more market driven, relating to (1) downgrades, (2) headlines, and (3) liquidity, which can negatively impact a bond’s value. It’s worth remembering that municipal bonds as a whole are second only to Treasuries in terms of credit quality. Indeed, as a result of recent changes to credit ratings by the big rating agencies to reflect the high quality and low likelihood of default by municipal bonds relative to corporate securities, many categories of municipal debt have recently seen their credit ratings recalibrated higher by Moody’s and Fitch.”

Outlook

“We expect modest economic growth going forward, because of three big headwinds for consumer spending (a key driver of growth): high unemployment, too much household debt, and a weak housing market,” said Permut. “While municipal credit conditions are likely to remain challenging in the near term, we think demand for municipal bonds will be fairly healthy—tax rates are widely expected to rise going forward, and investors looking for higher yields are stepping out the maturity spectrum from money market funds. At the same time, the supply of tax-free municipal bonds is likely to be constrained by the Build America Bonds program—a federal government program intended to help lower municipal borrowing costs.”

In terms of the portfolio, Permut indicates that Long-Term Tax-Free will remain “underweight the tax-supported sector (which includes state and local general obligation bonds) because of the possibility of credit rating downgrades in that sector going forward. Instead, we are overweight less economically sensitive sectors, such as essential service revenue bonds (public power and water and sewer), hospitals, and higher education.”

7

Long-Term Tax-Free

Portfolio at a Glance
As of 5/31/10
Weighted Average Maturity	15.9 years
Average Duration (Modified)	6.0 years

Yields as of May 31, 2010
30-Day SEC Yield
Investor Class	3.40%
Institutional Class	3.60%
A Class	3.00%
B Class	2.40%
C Class	2.40%
A Class 30-Day Tax-Equivalent Yields(1)
25.00% Tax Bracket	4.00%
28.00% Tax Bracket	4.17%
33.00% Tax Bracket	4.48%
35.00% Tax Bracket	4.62%
(1) The tax brackets indicated are for federal taxes only. Actual tax-equivalent yields may be lower, if alternative minimum tax is applicable.

Top Five Sectors as of May 31, 2010
% of fund investments
General Obligation (GO)	24%
Hospital Revenue	17%
Electric Revenue	12%
Higher Education	9%
Transportation Revenue	8%

8

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from December 1, 2009 to May 31, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	12/1/09	5/31/10	12/1/09 – 5/31/10	Expense Ratio*
Actual
Investor Class	$1,000	$1,041.00	$2.44	0.48%
Institutional Class	$1,000	$1,042.00	$1.43	0.28%
A Class	$1,000	$1,039.70	$3.71	0.73%
B Class	$1,000	$1,035.80	$7.51	1.48%
C Class	$1,000	$1,035.80	$7.51	1.48%
Hypothetical
Investor Class	$1,000	$1,022.54	$2.42	0.48%
Institutional Class	$1,000	$1,023.54	$1.41	0.28%
A Class	$1,000	$1,021.29	$3.68	0.73%
B Class	$1,000	$1,017.55	$7.44	1.48%
C Class	$1,000	$1,017.55	$7.44	1.48%
* Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments

Long-Term Tax-Free

MAY 31, 2010
	Principal			Principal
	Amount	Value		Amount	Value
Municipal Securities — 97.9%			California Health Facilities
			Financing Auth. Rev.,
ALABAMA — 1.4%			Series 2008 C, (Providence
East Alabama Health			Health & Services),
Care Facilities Auth. Rev.,			6.50%, 10/1/38(1)	$ 250,000	$ 283,508
Series 2008 B, VRDN,			California Health Facilities
5.00%, 9/1/13(1)	$ 500,000	$ 522,035	Financing Auth. Rev., Series
ARIZONA — 3.4%			2009 A, (Catholic Healthcare
Mohave County Industrial			West), 6.00%, 7/1/39(1)	300,000	323,733
Development Auth.			California Municipal Finance
Correctional Facilities Contract			Auth. Rev., (Community
Rev., (Mohave Prison, LLC			Hospital of Central California),
Expansion), 8.00%, 5/1/25(1)	200,000	225,066	5.50%, 2/1/39(1)	200,000	185,576
Phoenix Civic Improvement			California Statewide
Corp. Wastewater System			Communities Development
Rev., (Senior Lien),			Auth. Rev., (Proposition
5.50%, 7/1/24(1)	250,000	282,890	1A Receivables),
Salt River Agricultural			5.00%, 6/15/13(1)	250,000	272,217
Improvement & Power Rev.,			California University
Series 2009 A, (Electric			Systemwide Rev., Series 2009
System Distribution),			A, 5.25%, 11/1/34(1)	300,000	315,702
5.00%, 1/1/39(1)	445,000	468,634	Chaffey Community College
University Medical Center			District GO, Series 2007 C,
Corp. Rev., 6.50%, 7/1/39(1)	300,000	321,885	(Election of 2002),
		1,298,475	5.00%, 6/1/32 (NATL)(1)	265,000	271,927
CALIFORNIA — 18.1%			Desert Sands Unified School
			District COP, (Financing),
Anaheim Public Financing			5.00%, 3/1/18(1)	50,000	52,993
Auth. Rev., (Electric
System Distribution),			Golden State Tobacco
5.25%, 10/1/34(1)	400,000	419,280	Securitization Corp. Settlement
			Rev., Series 2007 A1,
Bay Area Toll Auth. Toll Bridge			5.00%, 6/1/17(1)	225,000	225,659
Rev., Series 2008 F1, (San
Francisco Bay Area), 5.00%,			Golden State Tobacco
4/1/39(1)	300,000	308,403	Securitization Corp. Settlement
			Rev., Series 2007 A1,
California Department of			5.75%, 6/1/47(1)	500,000	366,635
Water Resources Power
Supply Rev., Series 2005 F5,			Metropolitan Water District
5.00%, 5/1/22(1)	300,000	328,077	of Southern California Rev.,
			Series 2004 B3, 3.25%,
California Department of			10/1/11 (NATL)(1)	150,000	155,601
Water Resources Power
Supply Rev., Series 2005 G4,			Metropolitan Water District
5.00%, 5/1/16(1)	100,000	113,433	of Southern California
			Rev., Series 2009 C,
California Department of			5.00%, 7/1/35(1)	400,000	425,360
Water Resources Power
Supply Rev., Series 2008 H,			Northern California Power
5.00%, 5/1/22(1)	100,000	109,359	Agency Rev., Series 2009 A,
			(Geothermal Project No. 3),
California GO,			5.25%, 7/1/24(1)	200,000	214,476
5.625%, 4/1/26(1)	500,000	538,735
			Sacramento County COP,
California GO,			5.75%, 2/1/30(1)	100,000	100,803
5.75%, 4/1/27(1)	500,000	540,220
			San Bernardino Community
California GO,			College District GO, Series
5.75%, 4/1/28(1)	500,000	543,245	2008 A, (Election of 2002),
			6.25%, 8/1/33(1)	290,000	328,184

11

Long-Term Tax-Free

	Principal			Principal
	Amount	Value		Amount	Value
San Diego Public Facilities			Orlando Utilities Commission
Financing Sewer Auth.			System Rev., Series 2009 B,
Rev., Series 2010 A,			5.00%, 10/1/33(1)	$ 100,000	$ 105,625
5.25%, 5/15/24(1)	$ 50,000	$ 55,967	Palm Beach County Health
Vernon Electric System			Facilities Auth. Rev.,
Rev., Series 2009 A,			Series 2010 A, (Bethesda
5.50%, 8/1/15(1)	420,000	472,861	Healthcare System),
		6,951,954	5.25%, 7/1/40 (AGM)(1)	200,000	201,392
COLORADO — 1.3%			St. Petersburg Health Facilities
			Auth. Rev., Series 2009 A, (All
Colorado Health Facility			Children’s Health Facilities),
Auth. Rev., Series 2008 D,			6.50%, 11/15/39	300,000	333,117
(Catholic Health Initiatives),
6.25%, 10/1/33(1)	240,000	266,633			1,312,223
University of Colorado			GEORGIA — 1.5%
Rev., Series 2009 A,			Fulton County Development
5.25%, 6/1/30(1)	200,000	217,100	Auth. Rev., Series 2001 A,
		483,733	(TUFF/Atlanta Housing,
			LLC Project at Georgia
CONNECTICUT — 1.3%			State University), 5.50%,
Connecticut Health &			9/1/18 (Ambac)(1)	500,000	523,700
Educational Facilities Auth.			Municipal Electric Authority
Rev., Series 2003 X3, (Yale			of Georgia Rev., Series 1998
University), 4.85%, 7/1/37(1)	250,000	261,320
			Y, (Project One Special
Connecticut Health &			Obligation), 6.40%,
Educational Facilities			1/1/13 (Ambac)(1)	40,000	42,988
Auth. Rev., Series 2007 I,					566,688
(Quinnipiac University),
5.00%, 7/1/17 (NATL)(1)	200,000	225,104	GUAM — 0.7%
		486,424	Guam Government GO, Series
			2009 A, 6.75%, 11/15/29(1)	250,000	267,667
DELAWARE — 0.3%
New Castle County GO, Series			ILLINOIS — 3.1%
2009 A, 5.00%, 7/15/27(1)	100,000	110,941	Illinois Finance Auth. Rev.,
			Series 2008 D, (Advocate
DISTRICT OF COLUMBIA — 1.2%			Health Care Network),
Washington Metropolitan			6.25%, 11/1/28(1)	200,000	224,012
Area Transit Auth. Rev.,			Illinois Finance Auth. Rev.,
Series 2009 A,			Series 2010 A, (Provena
5.00%, 7/1/17(1)	400,000	458,452
			Health), 5.00%, 5/1/13(1)	400,000	418,460
FLORIDA — 3.4%			Metropolitan Pier & Exposition
Citizens Property Insurance			Auth. Rev., Series 2002
Corp. Rev., Series 2010 A1,			A, (Capital Appreciation -
(Second High Risk Notes),			McCormick Place Exposition),
5.25%, 6/1/17(1)	200,000	211,168	5.81%, 12/15/31 (NATL)(1)(2)	1,825,000	531,276
Florida Board of Education					1,173,748
Capital Outlay GO,			INDIANA — 1.3%
Series 2007 G, 4.75%,
6/1/37 (NATL)(1)	250,000	255,005	Indiana Bond Bank Rev., Series
			2006 A, (Special Program),
Miami-Dade County			5.00%, 8/1/20 (AGM)(1)	250,000	274,977
Educational Facilities
Auth. Rev., Series 2008 A,			Indiana Municipal Power
(University of Miami),			Agency Rev., Series 2009
5.50%, 4/1/38(1)	200,000	205,916	B, (Power Supply System),
			5.375%, 1/1/25(1)	200,000	217,698
					492,675

12

Long-Term Tax-Free

	Principal			Principal
	Amount	Value		Amount	Value
KENTUCKY — 1.4%			MISSOURI — 1.8%
Kentucky Property &			Missouri Health & Educational
Buildings Community Rev.,			Facilities Auth. Rev.,
5.50%, 11/1/28(1)	$ 250,000	$ 274,900	Series 2008 A, (The
Kentucky Turnpike Auth.			Washington University),
Economic Development			5.375%, 3/15/39(1)	$ 250,000	$ 273,780
Road Rev., Series 2008 A,			Missouri Health & Educational
(Revitalization),			Facilities Auth. Rev., Series
5.00%, 7/1/17(1)	240,000	277,500	2009 A, (The Washington
		552,400	University), 5.00%, 11/15/39(1)	400,000	429,132
MARYLAND — 2.4%					702,912
Maryland Economic			NEBRASKA — 0.4%
Development Corp. Student			Nebraska Public Power
Housing Rev., (University			District Rev., Series 2008 B,
of Maryland, College Park),			5.00%, 1/1/24(1)	150,000	161,564
5.00%, 6/1/19(1)	150,000	156,121	NEVADA — 2.3%
Maryland GO, Series 2005 B,			Clark County School District
(State & Local Facilities Loan),			GO, Series 2001 A, VRDN,
5.25%, 2/15/12(1)	250,000	270,440	0.33%, 6/1/10 (AGM)
Maryland Health & Higher			(SBBPA: State Street
Educational Facilities Auth.			Bank and Trust Co.)(1)	900,000	900,000
Rev., (LifeBridge Health Issue),			NEW JERSEY — 3.0%
4.75%, 7/1/11(1)	250,000	259,790
			Monmouth County GO,
Maryland Health & Higher			(County College Bonds),
Educational Facilities Auth.			4.00%, 9/15/19(1)	250,000	272,755
Rev., Series 2008 A,
(Johns Hopkins University),			New Jersey GO,
			5.00%, 6/1/17(1)	200,000	231,822
5.00%, 7/1/18(1)	200,000	236,178
		922,529	New Jersey Transportation
			Trust Fund Auth. Rev., Series
MASSACHUSETTS — 2.2%			2006 A, 5.25%, 12/15/20(1)	205,000	232,191
Massachusetts Bay			New Jersey Turnpike Auth.
Transportation Auth. Rev.,			Rev., Series 2009 H,
Series 2008 A,			5.00%, 1/1/36(1)	250,000	260,080
5.25%, 7/1/34(1)	200,000	216,770
			Tobacco Settlement Financing
Massachusetts GO, Series			Corp. Rev., Series 2007 1A,
2008 A, 5.00%, 8/1/24(1)	200,000	222,406	5.00%, 6/1/41(1)	250,000	169,470
Massachusetts Health &					1,166,318
Educational Facilities Auth.
Rev., (Boston Medical Center),			NEW YORK — 14.1%
5.25%, 7/1/38(1)	200,000	177,516	Long Island Power Auth.
Massachusetts Health &			Electric System Rev., Series
			2008 A, 6.00%, 5/1/33(1)	250,000	284,995
Educational Facilities Auth.
Rev., Series 2009 A, (Harvard			Long Island Power Auth.
University), 5.50%, 11/15/36(1)	200,000	228,184	Electric System Rev.,
		844,876	Series 2008 B, 5.25%,
			4/1/19 (AGC-ICC)(1)	150,000	173,262
MINNESOTA — 1.4%			Metropolitan Transportation
Minneapolis-St. Paul			Auth. Rev., Series 2008 C,
Metropolitan Airports			6.50%, 11/15/28(1)	250,000	293,515
Commission Rev., Series 2007
B, 5.00%, 1/1/25			New York City Municipal Water
(NATL/FGIC)(1)	300,000	313,683	Finance Auth. Water & Sewer
			System Rev., Series 2004 C,
Minnesota GO,			5.00%, 6/15/35(1)	250,000	257,650
5.00%, 6/1/18(1)	200,000	228,632
		542,315

13

Long-Term Tax-Free

	Principal			Principal
	Amount	Value		Amount	Value
New York City Transitional			North Carolina Eastern
Finance Auth. Rev., Series			Municipal Power Agency Rev.,
2004 D2, 5.00%, 11/1/12(1)	$ 215,000	$ 236,822	Series 2009 A, 5.00%, 1/1/18(1)	$ 300,000	$ 330,393
New York City Transitional			North Carolina Municipal
Finance Auth. Rev., Series			Power Agency No. 1 Catawba
2009 S4, 5.50%, 1/15/39(1)	300,000	327,066	Electric Rev., Series 2003 A,
New York GO, Series 2009 A,			5.50%, 1/1/13(1)	150,000	165,759
5.00%, 2/15/39(1)	300,000	317,793	North Carolina Municipal
New York GO, Series 2009 C,			Power Agency No. 1 Catawba
5.00%, 8/1/23(1)	250,000	275,690	Electric Rev., Series 2008 A,
			5.25%, 1/1/16(1)	300,000	340,785
New York GO, Series 2009 E,
5.00%, 8/1/16(1)	400,000	456,804			1,133,497
New York Local Government			OHIO — 1.1%
Assistance Corp. Rev., Series			Buckeye Tobacco Settlement
2003 A5/6, 5.00%, 4/1/18(1)	250,000	292,173	Financing Auth. Rev., Series
New York State Dormitory			2007 A2, (Asset-Backed Senior
Auth. Rev., (Columbia			Current Interest Turbo Term),
University), 4.00%, 7/1/13(1)	250,000	273,455	5.875%, 6/1/30(1)	500,000	405,015
New York State Dormitory			OREGON — 2.2%
Auth. Rev., (Mental			Clackamas County Hospital
Health Services Facilities			Facility Auth. Rev., Series 2009
Improvement),			A, (Legacy Health System),
5.50%, 2/15/18(1)	300,000	346,464	5.50%, 7/15/35(1)	200,000	209,036
New York State Dormitory			Oregon GO, Series 2009
Auth. Rev., Series 2009 A,			A, (State Board of Higher
(North Shore Long Island			Education), 5.00%, 8/1/38(1)	300,000	317,616
Jewish Health System),			Oregon Health & Science
5.50%, 5/1/37(1)	400,000	412,788	University Rev., Series 2009 A,
New York State Dormitory			5.75%, 7/1/39(1)	300,000	319,872
Auth. State Personal Income					846,524
Tax Rev., Series 2008 A,
5.00%, 3/15/19(1)	300,000	344,889	PENNSYLVANIA — 6.2%
New York State Environmental			Allegheny County Industrial
Facilities Corp. Rev., Series			Development Auth. Rev.,
2009 A, 5.125%, 6/15/38(1)	280,000	300,194	(Residential Resources, Inc.),
			4.50%, 9/1/11(1)	675,000	690,755
New York Troy Capital
Resource Corp. Rev.,			Central Dauphin School
Series 2010 A, (Rensselaer			District GO, 7.00%, 2/1/16,
Polytechnic),			Prerefunded at 100%
			of Par (NATL)(1)(3)	500,000	637,015
5.125%, 9/1/40(1)	250,000	255,690
New York Urban Development			Pennsylvania Turnpike
Corp. State Personal Income			Commission Rev.,
Tax Rev., Series 2008 A1,			Series 2008 C, 6.00%,
			6/1/28 (AGC)(1)	200,000	223,834
(Economic Development &
Housing), 5.00%, 12/15/22(1)	340,000	379,559	Philadelphia Gas Works Rev.,
Triborough Bridge & Tunnel			Series 2009 A, (1998 General
			Ordinance), 5.00%, 8/1/16(1)	300,000	312,951
Auth. Rev., Series 2008 C,
5.00%, 11/15/38(1)	200,000	210,566	Philadelphia Water &
		5,439,375	Wastewater Rev., Series 2009
			A, 5.25%, 1/1/36(1)	250,000	259,258
NORTH CAROLINA — 2.9%			Westmoreland County
North Carolina Eastern			Industrial Development Auth.
Municipal Power Agency Rev.,			Rev., (Excela Health Project),
Series 2008 C,			5.125%, 7/1/30(4)	250,000	247,667
6.75%, 1/1/24(1)	250,000	296,560
					2,371,480

14

Long-Term Tax-Free

	Principal			Principal
	Amount	Value		Amount	Value
PUERTO RICO — 5.4%			UTAH — 1.5%
Puerto Rico Aqueduct & Sewer			Utah State Board of Regents
Auth. Rev., Series 2008 A,			Hospital Rev., Series 2006 A,
(Senior Lien), 5.00%, 7/1/14(1)	$ 500,000	$ 540,925	(University of Utah), 5.25%,
Puerto Rico GO, Series 2006 A,			8/1/21 (NATL)(1)	$ 250,000	$ 287,615
(Public Improvement),			Utah Transit Auth. Sales
5.25%, 7/1/23(1)	250,000	257,200	Tax Rev., Series 2008 A,
Puerto Rico GO, Series 2008 A,			5.00%, 6/15/20(1)	250,000	286,605
5.125%, 7/1/28(1)	200,000	203,502			574,220
Puerto Rico Government			VIRGINIA — 1.2%
Development Bank Rev.,			Virginia Resources Auth. Clean
4.75%, 12/1/15 (NATL)(1)	250,000	259,623	Water Rev., 5.00%, 10/1/16(1)	200,000	234,458
Puerto Rico Highway &			Washington County Industrial
Transportation Auth. Rev.,			Development Auth. Hospital
Series 2007 N, 5.25%,			Facility Rev., Series 2009
7/1/30 (Ambac)(1)	400,000	415,664	C, (Mountain States Health
Puerto Rico Public Buildings			Alliance), 7.75%, 7/1/38(1)	200,000	229,142
Auth. Rev., Series 2009 Q,					463,600
5.625%, 7/1/39(1)	400,000	415,992
			WASHINGTON — 2.4%
		2,092,906	Redmond GO,
SOUTH CAROLINA — 1.0%			5.00%, 12/1/21(1)	250,000	284,222
South Carolina Jobs-Economic			Washington GO, Series 2008
Development Auth. Hospital			A, 5.00%, 7/1/20(1)	200,000	228,466
Rev., (Palmetto Health),
5.75%, 8/1/39(1)	400,000	400,812	Washington Health Care
			Facilities Auth. Rev., Series
TENNESSEE — 0.7%			2009 A, (Swedish Health
Metropolitan Government			Services), 6.50%, 11/15/33	400,000	420,144
Nashville & Davidson County					932,832
Health & Educational Facilities
Board Rev., Series 2008 A,			WISCONSIN — 3.0%
(Vanderbilt University),			Milwaukee Redevelopment
5.00%, 10/1/15(1)	225,000	262,006	Auth. Rev., (Milwaukee Public
TEXAS — 4.3%			Schools - Neighborhood
			Schools Initiative), 5.125%,
Harris County Rev., Series			8/1/13, Prerefunded at 100%
2009 A, (Toll Road),			of Par (Ambac)(1)(3)	475,000	534,612
5.00%, 8/15/38(1)	400,000	416,760
			Wisconsin Health &
Lower Colorado River Auth.			Educational Facilities Auth.
Rev., 5.00%, 5/15/15(1)	200,000	227,224	Rev., (ProHealth Care, Inc.
North Texas Thruway Auth.			Obligated Group),
Rev., Series 2008 H, (First			6.625%, 2/15/39(1)	300,000	326,769
Tier), VRDN, 5.00%, 1/1/13(1)	225,000	241,902	Wisconsin Transportation
Tarrant County Cultural			Rev., Series 2008 A,
Education Facilities Finance			5.00%, 7/1/18(1)	250,000	290,455
Corp. Hospital Rev., (Scott					1,151,836
& White Memorial Hospital
and Scott, Sherwood &			TOTAL MUNICIPAL SECURITIES
Brindley Foundation),			(Cost $35,366,094)		37,658,583
5.50%, 8/15/31(1)	250,000	262,957
University of North Texas Rev.,
Series 2009 A, 5.00%, 4/15/32	250,000	264,685
West Harris County
Regional Water Auth. Rev.,
5.00%, 12/15/35(1)	250,000	253,023
		1,666,551

15

Long-Term Tax-Free
	Principal
	Amount	Value
Municipal Inverse Floaters(5) — 1.0%
TEXAS — 1.0%
Texas GO, VRN, Inverse
Floater, 8.91%, 9/30/11(1)
(Cost $377,633)	$ 360,000	$ 382,169
TOTAL INVESTMENT
SECURITIES — 98.9%
(Cost $35,743,727)		38,040,752
OTHER ASSETS
AND LIABILITIES — 1.1%		437,238
TOTAL NET ASSETS — 100.0%		$38,477,990

Futures Contracts
Underlying Face
	Contracts Purchased		Expiration Date	Amount at Value	Unrealized Gain (Loss)
	6	U.S. Long Bond	September 2010	$735,938	$(6,577)

Underlying Face
	Contracts Sold		Expiration Date	Amount at Value	Unrealized Gain (Loss)
	34	U.S. Treasury 2-Year Notes	September 2010	$7,416,781	$(9,107)

Notes to Schedule of Investments
AGC = Assured Guaranty Corporation
AGC-ICC = Assured Guaranty Corporation - Insured Custody Certificates
AGM = Assured Guaranty Municipal Corporation
Ambac = Ambac Assurance Corporation
COP = Certificates of Participation
FGIC = Financial Guaranty Insurance Company
GO = General Obligation
NATL = National Public Finance Guarantee Corporation
SBBPA = Standby Bond Purchase Agreement
VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
(1)	Security, or a portion thereof, has been segregated for when-issued securities and/or futures contracts. At the period end, the aggregate value of securities pledged was $8,401,000.
(2)	Security is a zero-coupon municipal bond. The rate indicated is the yield to maturity at purchase. Zero-coupon securities are issued at a substantial discount from their value at maturity.
(3)	Escrowed to maturity in U.S. government securities or state and local government securities.
(4)	When-issued security.
(5)	Inverse floaters have interest rates that move inversely to market interest rates. Inverse floaters typically have durations longer than long-term bonds, which may cause their value to be more volatile than long-term bonds when interest rates change. Final maturity is indicated.

Geographic classifications are unaudited.

See Notes to Financial Statements.

16

Statement of Assets and Liabilities

MAY 31, 2010
Assets
Investment securities, at value (cost of $35,743,727)			$38,040,752
Cash			207,441
Receivable for investments sold			51,822
Receivable for capital shares sold			389
Receivable for variation margin on futures contracts			1,312
Interest receivable			552,943
			38,854,659

Liabilities
Payable for investments purchased			244,922
Payable for capital shares redeemed			82,098
Payable for variation margin on futures contracts			14,344
Accrued management fees			15,347
Service fees (and distribution fees — A Class) payable			6,061
Distribution fees payable			3,156
Dividends payable			10,741
			376,669

Net Assets			$38,477,990

Net Assets Consist of:
Capital paid in			$37,454,684
Accumulated net realized loss on investment transactions			(1,258,035)
Net unrealized appreciation on investments			2,281,341
			$38,477,990

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$9,823,765	891,659	$11.02
Institutional Class	$118,249	10,733	$11.02
A Class	$23,618,445	2,143,974	$11.02*
B Class	$592,267	53,768	$11.02
C Class	$4,325,264	392,612	$11.02
* Maximum offering price $11.54 (net asset value divided by 0.955)

See Notes to Financial Statements.

17

Statement of Operations

YEAR ENDED MAY 31, 2010
Investment Income (Loss)
Income:
Interest	$1,698,589

Expenses:
Management fees	174,931
Distribution fees:
B Class	5,456
C Class	33,842
Service fees:
B Class	1,819
C Class	11,281
Distribution and service fees — A Class	58,290
Trustees’ fees and expenses	1,657
Other expenses	663
287,939

Net investment income (loss)	1,410,650

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	258,446
Futures contract transactions	12,993
271,439

Change in net unrealized appreciation (depreciation) on:
Investments	977,090
Futures contracts	(14,582)
962,508

Net realized and unrealized gain (loss)	1,233,947

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,644,597

See Notes to Financial Statements.

18

Statement of Changes in Net Assets

YEARS ENDED MAY 31, 2010 AND MAY 31, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ 1,410,650	$ 1,331,096
Net realized gain (loss)	271,439	(568,082)
Change in net unrealized appreciation (depreciation)	962,508	1,186,428
Net increase (decrease) in net assets resulting from operations	2,644,597	1,949,442

Distributions to Shareholders
From net investment income:
Investor Class	(274,892)	(80,690)
Institutional Class	(97,171)	(709,440)
A Class	(900,601)	(454,165)
B Class	(22,829)	(26,373)
C Class	(140,522)	(62,062)
Decrease in net assets from distributions	(1,436,015)	(1,332,730)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(10,048,893)	16,338,631

Net increase (decrease) in net assets	(8,840,311)	16,955,343

Net Assets
Beginning of period	47,318,301	30,362,958
End of period	$38,477,990	$47,318,301

Undistributed net investment income	—	$25,365

See Notes to Financial Statements.

19

Notes to Financial Statements

MAY 31, 2010

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Municipal Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Long-Term Tax-Free Fund (the fund) is one fund in a series issued by the trust. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek high current income that is exempt from federal income taxes consistent with preservation of capital. The fund pursues its objective by investing primarily in long-term investment-grade municipal obligations. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class and the C Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Debt securities maturing in greater than 60 days at the time of purchase are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Trustees. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

When-Issued — The fund may engage in securities transactions on a when-issued basis. Under these arrangements, the securities’ prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

20

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — In preparing the financial statements, management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

2. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1625% to 0.2800%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, B Class and C Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the year ended May 31, 2010 was 0.48% for the Investor Class, A Class, B Class and C Class and 0.28% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and the C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended May 31, 2010, are detailed in the Statement of Operations.

21

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC.

The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended May 31, 2010, were $17,506,506 and $26,164,080, respectively.

4. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended May 31, 2010		Year ended May 31, 2009
	Shares	Amount	Shares	Amount
Investor Class
Sold	811,413	$ 8,827,225	285,606	$ 2,979,888
Issued in reinvestment of distributions	23,733	257,652	7,436	76,437
Redeemed	(285,292)	(3,092,653)	(52,676)	(541,689)
	549,854	5,992,224	240,366	2,514,636
Institutional Class
Sold	11,253	121,300	—	—
Issued in reinvestment of distributions	9,047	95,125	68,952	707,443
Redeemed	(1,751,597)	(18,437,296)	—	—
	(1,731,297)	(18,220,871)	68,952	707,443
A Class
Sold	900,790	9,699,547	1,367,415	14,092,087
Issued in reinvestment of distributions	69,793	755,696	37,500	385,499
Redeemed	(772,429)	(8,367,857)	(341,991)	(3,510,785)
	198,154	2,087,386	1,062,924	10,966,801
B Class
Sold	1,035	11,150	12,884	130,191
Issued in reinvestment of distributions	1,871	20,217	2,162	22,178
Redeemed	(31,186)	(340,312)	(42,744)	(439,394)
	(28,280)	(308,945)	(27,698)	(287,025)
C Class
Sold	202,429	2,174,348	353,965	3,540,893
Issued in reinvestment of distributions	10,166	110,117	4,636	47,655
Redeemed	(173,723)	(1,883,152)	(114,028)	(1,151,772)
	38,872	401,313	244,573	2,436,776
Net increase (decrease)	(972,697)	$(10,048,893)	1,589,117	$16,338,631

22

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

As of May 31, 2010, the valuation inputs used to determine the fair value of the fund’s investment securities and unrealized gain (loss) on futures contracts were classified as Level 2 and Level 1, respectively. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

6. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The interest rate risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of interest rate risk derivative instruments as of May 31, 2010, is disclosed on the Statement of Assets and Liabilities as of asset of $1,312 in receivable for variation margin on futures contracts and as a liability of $14,344 in payable for variation margin on futures contracts. For the year ended May 31, 2010, the effect of interest rate risk derivative instruments on the Statement of Operations was $12,993 in net realized gain (loss) on futures contract transactions and $(14,582) in change in net unrealized appreciation (depreciation) on futures contracts.

23

7. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Trustees. During the year ended May 31, 2010, the fund did not utilize the program

8. Federal Tax Information

The tax character of distributions paid during the years ended May 31, 2010 and May 31, 2009 were as follows:

	2010	2009
Distributions Paid From
Exempt income	$1,436,015	$1,332,730
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of May 31, 2010, the federal tax cost of investments and the components of distributive earnings on a tax-basis were as follows:

Federal tax cost of investments	$35,743,727
Gross tax appreciation of investments	$2,369,633
Gross tax depreciation of investments	(72,608)
Net tax appreciation (depreciation) of investments	$2,297,025
Other book-to-tax adjustments	$ (69,387)
Net tax appreciation (depreciation)	$2,227,638
Accumulated capital losses	$(1,204,332)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gain (loss) on certain futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. The capital loss carryovers expire as follows:

2012	2013	2014	2015	2016	2017	2018
$(8,266)	$(142,310)	$(389,668)	—	$(415,549)	$(175,946)	$(72,593)

24

9. Corporate Event

As part of a long-standing estate and business succession plan established by ACC Co-Chairman James E. Stowers, Jr., the founder of American Century Investments, ACC Co-Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of each fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee may technically be considered a “change of control” of ACC and therefore also a change of control of each fund’s advisor even though there has been no change to their management and none is anticipated. The “change of control” resulted in the assignment of each fund’s investment advisory agreement. Under the 1940 Act, an assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Trustees approved interim investment advisory agreements under which each fund will be managed until new agreements are approved by fund shareholders. On April 1, 2010, the Board of Trustees approved new investment advisory agreements. The interim agreements and the new agreements are substantially identical to the terminated agreements (with the exception of different effective and termination dates) and will not result in changes in the management of American Century Investments, the funds, their investment objectives, fees or services provided. The new agreement for the fund was approved by shareholders at a Special Meeting of Shareholders on June 16, 2010. The new agreement went into effect on July 16, 2010.

10. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates exempt interest dividends of $1,440,528 for the fiscal year ended May 31, 2010.

25

Financial Highlights

Long-Term Tax-Free

Investor Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
	2010	2009	2008	2007	2006(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.60	$10.56	$10.78	$10.70	$10.72
Income From Investment Operations
Net Investment Income (Loss)	0.44(2)	0.39	0.43	0.43	0.06
Net Realized and Unrealized Gain (Loss)	0.42	0.04	(0.22)	0.08	(0.02)
Total From Investment Operations	0.86	0.43	0.21	0.51	0.04
Distributions
From Net Investment Income	(0.44)	(0.39)	(0.43)	(0.43)	(0.06)
Net Asset Value, End of Period	$11.02	$10.60	$10.56	$10.78	$10.70

Total Return(3)	8.32%	4.32%	1.99%	4.84%	0.42%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.48%	0.49%	0.49%	0.49%	0.49%(4)
Ratio of Net Investment Income (Loss)
to Average Net Assets	4.04%	3.84%	4.02%	4.00%	3.85%(4)
Portfolio Turnover Rate	50%	40%	257%	101%	62%
Net Assets, End of Period (in thousands)	$9,824	3,622	$1,071	$222	$25
(1)	April 3, 2006 (commencement of sale) through May 31, 2006.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

26

Long-Term Tax-Free

Institutional Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
	2010	2009	2008	2007	2006(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.60	$10.56	$10.78	$10.70	$10.72
Income From Investment Operations
Net Investment Income (Loss)	0.45(2)	0.42	0.45	0.45	0.07
Net Realized and Unrealized Gain (Loss)	0.44	0.04	(0.22)	0.08	(0.02)
Total From Investment Operations	0.89	0.46	0.23	0.53	0.05
Distributions
From Net Investment Income	(0.47)	(0.42)	(0.45)	(0.45)	(0.07)
Net Asset Value, End of Period	$11.02	$10.60	$10.56	$10.78	$10.70

Total Return(3)	8.53%	4.53%	2.19%	5.05%	0.45%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.28%	0.29%	0.29%	0.29%	0.29%(4)
Ratio of Net Investment Income (Loss)
to Average Net Assets	4.24%	4.04%	4.22%	4.20%	4.05%(4)
Portfolio Turnover Rate	50%	40%	257%	101%	62%
Net Assets, End of Period (in thousands)	$118	$18,460	$17,661	$17,285	$16,456
(1)	April 3, 2006 (commencement of sale) through May 31, 2006.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

27

Long-Term Tax-Free

A Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
	2010	2009	2008	2007	2006(1)	2006
Per-Share Data
Net Asset Value,
Beginning of Period	$10.60	$10.56	$10.78	$10.70	$10.72	$10.74
Income From
Investment Operations
Net Investment
Income (Loss)	0.41(2)	0.37	0.40	0.41	0.06	0.35(2)
Net Realized and
Unrealized Gain (Loss)	0.43	0.04	(0.22)	0.08	(0.02)	(0.03)
Total From
Investment Operations	0.84	0.41	0.18	0.49	0.04	0.32
Distributions
From Net
Investment Income	(0.42)	(0.37)	(0.40)	(0.41)	(0.06)	(0.34)
Net Asset Value,
End of Period	$11.02	$10.60	$10.56	$10.78	$10.70	$10.72

Total Return(3)	8.05%	4.06%	1.73%	4.58%	0.40%	3.01%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	0.73%	0.74%	0.74%	0.74%	0.74%(4)	0.82%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	3.79%	3.59%	3.77%	3.75%	3.60%(4)	3.21%
Portfolio Turnover Rate	50%	40%	257%	101%	62%	27%
Net Assets, End of Period
(in thousands)	$23,618	$20,619	$9,320	$12,233	$19,288	$36,834
(1)	April 1, 2006 through May 31, 2006. Long-Term Tax-Free’s fiscal year end was changed from March 31 to May 31, resulting in a two-month annual reporting period. For the years before May 31, 2006, Long-Term Tax-Free’s fiscal year end was March 31.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

28

Long-Term Tax-Free

B Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
	2010	2009	2008	2007	2006(1)	2006
Per-Share Data
Net Asset Value,
Beginning of Period	$10.60	$10.56	$10.78	$10.70	$10.72	$10.73
Income From
Investment Operations
Net Investment
Income (Loss)	0.33(2)	0.29	0.32	0.32	0.05	0.27(2)
Net Realized and
Unrealized Gain (Loss)	0.43	0.04	(0.22)	0.08	(0.02)	(0.01)
Total From
Investment Operations	0.76	0.33	0.10	0.40	0.03	0.26
Distributions
From Net
Investment Income	(0.34)	(0.29)	(0.32)	(0.32)	(0.05)	(0.27)
Net Asset Value,
End of Period	$11.02	$10.60	$10.56	$10.78	$10.70	$10.72

Total Return(3)	7.24%	3.38%	0.87%	3.80%	0.28%	2.42%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.48%	1.49%	1.49%	1.49%	1.49%(4)	1.50%
Ratio of Operating
Expenses to Average
Net Assets (Before
Expense Waiver)	1.48%	1.49%	1.49%	1.49%	1.49%(4)	1.54%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	3.04%	2.84%	3.02%	3.00%	2.85%(4)	2.49%
Ratio of Net Investment
Income (Loss) to
Average Net Assets
(Before Expense Waiver)	3.04%	2.84%	3.02%	3.00%	2.85%(4)	2.45%
Portfolio Turnover Rate	50%	40%	257%	101%	62%	27%
Net Assets, End of Period
(in thousands)	$592	$869	$1,158	$1,416	$2,046	$2,081
(1)	April 1, 2006 through May 31, 2006. Long-Term Tax-Free’s fiscal year end was changed from March 31 to May 31, resulting in a two-month annual reporting period. For the years before May 31, 2006, Long-Term Tax-Free’s fiscal year end was March 31.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

29

Long-Term Tax-Free

C Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
	2010	2009	2008	2007	2006(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.60	$10.56	$10.78	$10.70	$10.72
Income From Investment Operations
Net Investment Income (Loss)	0.33(2)	0.29	0.32	0.32	0.05
Net Realized and Unrealized Gain (Loss)	0.43	0.04	(0.22)	0.08	(0.02)
Total From Investment Operations	0.76	0.33	0.10	0.40	0.03
Distributions
From Net Investment Income	(0.34)	(0.29)	(0.32)	(0.32)	(0.05)
Net Asset Value, End of Period	$11.02	$10.60	$10.56	$10.78	$10.70

Total Return(3)	7.25%	3.28%	0.98%	3.80%	0.26%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.48%	1.49%	1.49%	1.49%	1.49%(4)
Ratio of Net Investment Income (Loss)
to Average Net Assets	3.04%	2.84%	3.02%	3.00%	2.85%(4)
Portfolio Turnover Rate	50%	40%	257%	101%	62%
Net Assets, End of Period (in thousands)	$4,325	$3,749	$1,152	$41	$25
(1)	April 3, 2006 (commencement of sale) through May 31, 2006.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

30

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Municipal Trust
and Shareholders of the Long-Term Tax-Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Long-Term Tax-Free Fund (one of the five funds comprising the American Century Municipal Trust, hereafter referred to as the “Fund”) at May 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
July 22, 2010

31

Management

The Board of Trustees

The individuals listed below serve as trustees of the fund. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Independent Trustees
John Freidenrich
Year of Birth: 1937
Position(s) with the Fund: Trustee
Length of Time Served: Since 2005
Principal Occupation(s) During the Past Five Years: Founder, Member and Manager, Regis
Management Company, LLC (investment management firm) (April 2004 to present)
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: None
Education/Other Professional Experience: AB in Economics, Stanford University; LLB,
Stanford Law School; formerly, partner and founder, Ware and Freidenrich Law
Firm and Bay Partners; formerly, President, Board of Trustees, Stanford University

Ronald J. Gilson
Year of Birth: 1946
Position(s) with the Fund: Trustee and Chairman of the Board
Length of Time Served: Since 1995
Principal Occupation(s) During the Past Five Years: Charles J. Meyers Professor of Law and
Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of
Law and Business, Columbia University School of Law (1992 to present)
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: None
Education/Other Professional Experience: BA, Washington University; JD, Yale Law School;
formerly, attorney, Steinhart, Goldberg, Feigenbaum & Ladar

32

Frederick L. A. Grauer
Year of Birth: 1946
Position(s) with the Fund: Trustee
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to present); Senior Advisor, Barclays Global Investors
(investment management firm) (2003 to 2009)
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: None
Education/Other Professional Experience: BA in Economics, University of British Columbia;
MA in Economics, University of Chicago; PhD in Business, Stanford University;
formerly, Executive Chairman, Barclays Global Investors; Chairman and Chief
Executive Officer, Wells Fargo Nikko Investment Advisors; and Vice President,
Merrill Lynch Capital Markets Group; formerly, Director, New York Stock Exchange,
Chicago Mercantile Exchange and Columbia University; formerly, faculty member,
Graduate School of Business, Columbia University and Alfred P. Sloan School of
Management, Massachusetts Institute of Technology

Peter F. Pervere
Year of Birth: 1947
Position(s) with the Fund: Trustee
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Retired
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: Intraware, Inc. (2003 to 2009); Digital Impact, Inc.
(2003 to 2005)
Education/Other Professional Experience: BA in History, Stanford University; CPA; formerly,
Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider); formerly, Vice President and Corporate Controller, Sybase, Inc.;
formerly with accounting firm of Arthur Young & Co.

Myron S. Scholes
Year of Birth: 1941
Position(s) with the Fund: Trustee
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Chairman, Platinum Grove Asset
Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of
Finance-Emeritus, Stanford Graduate School of Business (1996 to present)
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: Dimensional Fund Advisors (investment advisor); CME
Group, Inc. (futures and options exchange)
Education/Other Professional Experience: BA in Economics, McMaster University (Ontario);
MBA and PhD, University of Chicago; formerly, Senior Research Fellow at the
Hoover Institute; formerly, Edward Eagle Brown Professor of Finance, University of
Chicago; recipient of the Alfred Nobel Memorial Prize in Economic Sciences

33

John B. Shoven
Year of Birth: 1947
Position(s) with the Fund: Trustee
Length of Time Served: Since 2002
Principal Occupation(s) During the Past Five Years: Professor of Economics, Stanford University
(1973 to present)
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: Cadence Design Systems; Exponent; Financial Engines;
PalmSource, Inc. (2002 to 2005); Watson Wyatt Worldwide (2002 to 2006)
Education/Other Professional Experience: BA in Physics, University of California; PhD in
Economics, Yale University; Director of the Stanford Institute for Economic Policy
Research (1999 to present); formerly, Chair of Economics and Dean of Humanities and Sciences, Stanford University

Interested Trustee
Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Fund: Trustee and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer,
ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007).
Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President,
ACIM; Director, ACC, ACIM and other ACC subsidiaries. Global Chief Operating
Officer and Managing Director, Morgan Stanley (investment management) (March
2000 to November 2005)
Number of Funds in Fund Complex Overseen by Trustee: 104
Other Directorships Held by Trustee: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts;
MBA, Boston College; formerly held senior leadership roles with Fidelity
Investments, Boston Financial Services and Bank of America; serves on the Board of
Governors of the Investment Company Institute

34

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name	Offices with
(Year of Birth)	the Fund	Principal Occupation(s) During the Past Five Years
Jonathan S.	Trustee and	President and Chief Executive Officer, ACC (March 2007 to present); Chief
Thomas	President	Administrative Officer, ACC (February 2006 to March 2007); Executive
(1963)	since 2007	Vice President, ACC (November 2005 to February 2007). Also serves as:
Chief Executive Officer and Manager, ACS; Executive Vice President,
ACIM; Director, ACC, ACIM and other ACC subsidiaries. Global Chief
Operating Officer and Managing Director, Morgan Stanley (March 2000
to November 2005)
Barry Fink	Executive	Chief Operating Officer and Executive Vice President, ACC (September 2007
(1955)	Vice President	to present); President, ACS (October 2007 to present); Managing Director,
	since 2007	Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley
(2000 to 2006). Also serves as: Manager, ACS, and Director, ACC and certain ACC subsidiaries
Maryanne L.	Chief Compliance	Chief Compliance Officer, American Century funds, ACIM and ACS (August
Roepke	Officer since 2006	2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006);
(1956)	and Senior Vice	and Treasurer and Chief Financial Officer, various American Century funds
	President	(July 2000 to August 2006). Also serves as: Senior Vice President, ACS since 2000
Charles A.	General Counsel	Attorney, ACC (February 1994 to present); Vice President, ACC (November
Etherington	since 2007 and	2005 to present); General Counsel, ACC (March 2007 to present); Also
(1957)	Senior Vice	serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries;
	President	and Senior Vice President, ACIM and ACS
since 2006
Robert J. Leach	Vice President,	Vice President, ACS (February 2000 to present); and Controller, various
(1966)	Treasurer and	American Century funds (1997 to September 2006)
Chief Financial
Officer since 2006
David H. Reinmiller	Vice President	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC
(1963)	since 2001	(January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as: Vice
President, ACIM and ACS
Ward D. Stauffer	Secretary	Attorney, ACC (June 2003 to Present)
(1960)	since 2005

The SAI has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

35

Board Approval of Management Agreements

American Century Investment Management, Inc. (“ACIM” or the “Advisor”) currently serves as investment advisor to the Fund under an interim management agreement (the “Interim Management Agreement”) between the Advisor and the Fund approved by the Fund’s Board of Trustees (the “Board”). The Advisor previously served as investment advisor to the Fund pursuant to a management agreement (the “Prior Management Agreement”) that terminated in accordance with its terms on February 16, 2010, as a result of a change of control of the Advisor’s parent company, American Century Companies, Inc. (“ACC”). The change in control occurred as the result of a change in the trustee of a trust created by James E. Stowers, Jr., the founder of American Century Investments that holds shares representing a significant interest in ACC stock. Mr. Stowers previously served as the trustee of the trust. On February 16, 2010, Richard W. Brown, Co-Chairman of ACC with Mr. Stowers, became the trustee in accordance with the terms of the trust and Mr. Stowers’ long-standing estate and succession plan.

On February 18, 2010, the Board approved the Interim Management Agreement in accordance with Rule 15a-4 under the Investment Company Act to ensure continued management of the Fund by the Advisor after the termination of the Prior Management Agreement and until shareholder approval of a new management agreement (the “Proposed Management Agreement”) as required under the Act. The Board approved the Proposed Management Agreement and recommended its approval to shareholders. Fund shareholders approved the Proposed Management Agreement at a meeting on June 16, 2010.

The Interim Management Agreement and the Proposed Management Agreement are substantially identical to the Prior Management Agreement except for their effective dates and the termination provisions of the Interim Management Agreement. Under the Interim and Proposed Management Agreements, the Advisor will provide the same services to the Fund and receive the same compensation rate as under the Prior Management Agreement.

Basis for Board Approval of Interim Management Agreement

In considering the approval of the Interim Management Agreement, Rule 15a-4 requires the Board to approve the contract within ten business days of the termination of the prior agreement and to determine that the compensation to be received under the interim agreement is no greater than would have been received under the prior agreement. In connection with the approval, the Board noted that it oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations.

In evaluating the Interim Management Agreement, the Board, assisted by the advice of its independent legal counsel, considered a number of factors in addition to those required by the rule with no one factor being determinative to its analysis. Among the factors considered by the Board were the circumstances and effect of the change of control, the fact that the Advisor will provide the same services and receive the same compensation rate as

36

under the Prior Management Agreements, and that the change of control did not result in a change of the personnel managing the Fund. Upon completion of its analysis, the Board approved the Interim Management Agreement, determining that the continued management of the Fund by the Advisor was in the best interests of the Fund and Fund shareholders.

Basis for Board Approval of Proposed Management Agreement

At a meeting held on April 1, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the Proposed Management Agreement. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and services provided to the Fund by the Advisor. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the Advisor;

• data comparing the cost of owning the Fund to the cost of owning similar funds;

• the fact that there will be no changes to the fees, services, or personnel who provide such services as compared to the Prior Management Agreement;

• data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the Advisor and the overall profitability of the Advisor;

• data comparing services provided and charges to the Fund with those for other non-fund investment management clients of the Advisor; and

• consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

37

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In particular, the Board recognized that shareholders may have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and each Board member may have attributed different levels of importance to different factors. In deciding to approve the Proposed Management Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the Proposed Management Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Proposed Management Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Fund

• portfolio research and security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

38

Investment Management Services. The investment management services provided to the Fund are complex and provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. As a part of its general oversight and in evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Proposed Management Agreement, the Advisor will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund as well as compensation to the five highest paid personnel of the Advisor. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Proposed Management Agreement, and the reasonableness of the proposed management fees.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

39

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Fund. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the fund complex and the Fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the Fund reflect the complexity of assessing economies of scale.

Comparison to Fees of Funds not Managed by the Advisor. Both the Prior and Proposed Management Agreements provide that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Trustees (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties that provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of similar funds not managed by the Advisor. The Board concluded that the management fee to be paid by the Fund to the Advisor under the Proposed Management Agreement is reasonable in light of the services to be provided to the Fund.

40

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board concluded that the Advisor’s primary business is managing mutual funds and it generally does not use Fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Proposed Management Agreement be approved and recommended its approval to Fund shareholders.

41

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

42

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Barclays Capital 5-Year General Obligation (GO) Bond Index is composed of investment-grade U.S. municipal securities, with maturities of four to six years, that are general obligations of a state or local government.

The Barclays Capital Long-Term Municipal Bond Index is composed of those securities included in the Barclays Capital Municipal Bond Index that have maturities greater than 22 years.

The Barclays Capital Municipal Bond Index is a market value-weighted index designed for the long-term tax-exempt bond market.

The Barclays Capital Non-Investment-Grade Municipal Bond Index is composed of non-investment grade U.S. municipal securities with a remaining maturity of one year or more.

The Barclays Capital U.S. Aggregate Index represents securities that are taxable, registered with the Securities and Exchange Commission, and U.S. dollar-denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays Capital U.S. Treasury Index is composed of those securities included in the Barclays Capital U.S. Aggregate Index that are public obligations of the U.S. Treasury with a remaining maturity of one year or more.

43

Notes

44

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Municipal Trust
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1007
CL-ANN-68680

Annual Report
May 31, 2010

American Century Investments®

High-Yield Municipal Fund

President’s Letter	2
Market Perspective	3
U.S. Fixed-Income Total Returns	3

High-Yield Municipal

Performance	4
Portfolio Commentary	6
Portfolio at a Glance	8
Yields	8
Top Five Sectors	8

Shareholder Fee Example	9

Financial Statements

Schedule of Investments	11
Statement of Assets and Liabilities	19
Statement of Operations	20
Statement of Changes in Net Assets	21
Notes to Financial Statements	22
Financial Highlights	28
Report of Independent Registered Public Accounting Firm	33

Other Information

Management	34
Board Approval of Management Agreements	38
Additional Information	44
Index Definitions	45

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended May 31, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Economic and Market Rebound

The municipal bond market witnessed a wide dispersion of returns in the 12 months ended May 31, 2010 (see the accompanying table), which closely coincided with the rebound of the U.S. economy from the depths of the recession and credit crisis. This dramatic turnaround can be attributed to the government’s extraordinary monetary and fiscal stimulus policies taken in response to the financial crisis in late 2008. However, financial market volatility in May related to the European debt crisis led many to worry about a potential slowdown in U.S. growth. Despite a return to positive economic growth in the second half of 2009 and so far in 2010, the unemployment rate stood at 9.7% in May 2010, while the housing market and consumer debt levels remained concerns.

Municipal Market Review

Better economic and market conditions caused a reversal of the trading that colored the credit crisis, when the lowest-rated bonds performed worst and higher-quality bonds did best. For the 12 months ended in May, this reversal meant that high-yield (below-investment-grade) and long-term municipal bonds did better than high-quality and shorter-term securities. Similarly, credit-sensitive municipal bonds outperformed Treasury securities for the 12 months after lagging during the credit crisis.

In addition to better economic and market conditions, municipal bonds benefited from improving technical factors—the Build America Bonds program limited the supply of tax-exempt bonds. This federal program, designed to help ease municipal borrowing costs, meant many newly minted municipal bonds were instead issued in the taxable bond universe. Demand for municipal bonds was helped by attractive tax-equivalent yields and the outlook for higher marginal tax rates going forward.

And despite the continuing flood of negative press about budget challenges for states and local governments, we continue to believe that municipal defaults will be relatively rare, especially compared with corporate defaults. Indeed, during the reporting period, the major credit rating agencies revamped their ratings systems to better recognize the superior credit quality and vastly lower default risk of municipal securities relative to corporate-backed bonds.

U.S. Fixed-Income Total Returns
For the 12 months ended May 31, 2010
Barclays Capital Municipal Market Indices		Barclays Capital U.S. Taxable Market Indices
Municipal Bond	8.52%	Aggregate Index	8.42%
5-Year General Obligation Bond	6.15%	Treasury Index	4.50%
Long-Term Municipal Bond	13.53%
Non-Investment-Grade Municipal Bond	21.01%

3

Performance

High-Yield Municipal

Total Returns as of May 31, 2010
			Average Annual Returns
	Ticker				Since	Inception
	Symbol	1 year	5 years	10 years	Inception	Date
Investor Class	ABHYX	17.68%	1.78%	4.80%	4.35%(1)	3/31/98
Barclays Capital
Long-Term Municipal
Bond Index	—	13.53%	3.86%	6.51%	5.41%	—
Lipper High-Yield
Municipal Debt Funds
Average Returns(2)	—	17.75%	1.76%	4.28%	3.44%	—
Investor Class’s
Lipper Ranking
as of May 31, 2010(2)	—	55 of 115	46 of 78	18 of 65	5 of 45	—
as of June 30, 2010(2)	—	52 of 115	46 of 78	17 of 65	5 of 45	—
Institutional Class	AYMIX	—	—	—	3.13%(3)	3/1/10
A Class	AYMAX					1/31/03
No sales charge*		17.39%	1.53%	—	3.19%
With sales charge*		12.14%	0.61%	—	2.55%
B Class	AYMBX					1/31/03
No sales charge*		16.52%	0.77%	—	2.43%
With sales charge*		12.52%	0.58%	—	2.43%
C Class	AYMCX	16.39%	0.75%	—	2.61%	7/24/02

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50%
maximum initial sales charge for fixed-income funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.
(1)	Class returns and rankings would have been lower if fees had not been waived.
(2)	Data provided by Lipper Inc. — A Reuters Company. © 2010 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
Lipper Fund Performance — Performance data is total return, and is preliminary and subject to revision.
Lipper Rankings — Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.
(3)	Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. In addition, the lower-rated securities in which the fund invests are subject to greater credit risk, default risk and liquidity risk. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

High-Yield Municipal

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class
0.62%	0.42%	0.87%	1.62%	1.62%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. In addition, the lower-rated securities in which the fund invests are subject to greater credit risk, default risk and liquidity risk. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

High-Yield Municipal

Portfolio Manager: Steven Permut

Performance Summary

High-Yield Municipal returned 17.68%* for the 12 months ended May 31, 2010. By comparison, the Barclays Capital Long-Term Municipal Bond Index—an investment-grade municipal index—and the Barclays Capital Non-Investment-Grade Municipal Bond Index, a municipal high-yield measure, gained 13.53% and 21.01%,** respectively. At the same time, the High-Yield Municipal Debt Funds tracked by Lipper had an average return of 17.75%. See page 4 for additional performance comparisons. The portfolio’s average annual returns continued to exceed those of its Lipper group average for the 10 years ended in May (see page 4).

High Yield Outperforms

The key driver of the portfolio’s performance relative to the Barclays indices was its credit allocation. The portfolio holds about a third of its assets in securities rated A or higher, with the other two-thirds in bonds rated BBB and below. High-yield bonds outperformed investment-grade securities, and within the high-grade universe, BBB securities outperformed those rated A and higher, explaining the portfolio’s outperformance of the investment-grade Long-Term Municipal Bond Index. But when compared with the Non-Investment-Grade Municipal Bond Index, our stake in higher-rated bonds lagged.

Sector Allocation Mixed

In terms of sector allocation within the investment-grade slice, we tended to avoid tax-backed bonds (such as state and local general obligation (GO) debt) in favor of revenue bonds (such as utilities, education, and health care debt). This positioning helped because revenue bonds—particularly our health care holdings—performed well. However, it hurt relative performance to hold an underweight stake in volatile corporate-backed airline and tobacco bonds and industrial development revenue bonds.

Security Selection Helped

The portfolio also enjoyed a significant contribution to return from bonds that had lagged in the initial rebound from the credit crisis. The key example here is land-secured debt—the portfolio holds about 19% of assets in land-based deals. These securities underperformed not only during the crisis, but also during the early stages of the recovery in 2009. That’s because these tend to be lower-volatility securities that lag more liquid (easily bought and sold), higher-beta securities. But they did much better in late 2009 and 2010 as the economy and housing market stabilized. It’s also worth pointing out that we tend to favor what we consider to be higher-quality, well structured, “seasoned” land deals that are largely built out (not undeveloped land) and therefore supported by taxpaying residents.

* All fund returns referenced in this commentary are for Investor Class shares.
**The Barclays Capital Non-Investment-Grade Municipal Bond Index’s average returns were 2.94% and 5.47% for the five- and 10-year periods ended May 31, 2010, respectively, and 4.73% since the fund’s inception.

6

High-Yield Municipal

Municipal Credit Comment

The period saw a number of negative headlines about the financial health of state and local governments. Steven Permut, who leads American Century Investments’ municipal bond team, recognizes these concerns but does not believe a wave of municipal defaults is imminent: “We think defaults, while increasing, will continue to be relatively isolated events due to credit-specific issues. And as we’ve said repeatedly, we believe the 50 states are highly unlikely to default. That’s because state general obligation bonds typically have a first or second claim on all general fund revenues, their debt service typically represents a comparatively small percentage of available income, and the states have broad powers to ensure their debts are repaid. In looking at local tax-backed credits, we have found that most cities/school districts/counties are fairly well managed and have continued to maintain reserves during the downturn.”

Permut continues: “Instead, the real risks to municipal bonds will be more market driven, relating to (1) downgrades, (2) headlines, and (3) liquidity, which can negatively impact a bond’s value. It’s worth remembering that municipal bonds as a whole are second only to Treasuries in terms of credit quality. Indeed, as a result of recent changes to credit ratings by the big rating agencies to reflect the high quality and low likelihood of default by municipal bonds relative to corporate securities, many categories of municipal debt have recently seen their credit ratings recalibrated higher by Moody’s and Fitch.”

Outlook

“We expect modest economic growth going forward, because of three big headwinds for consumer spending (a key driver of growth): high unemployment, too much household debt, and a weak housing market,” said Permut. “While municipal credit conditions are likely to remain challenging in the near term, we think demand for municipal bonds will be fairly healthy—tax rates are widely expected to rise going forward, and investors looking for higher yields are stepping out the maturity spectrum from money market funds. At the same time, the supply of tax-free municipal bonds is likely to be constrained by the Build America Bonds program—a federal government program intended to help lower municipal borrowing costs.”

In terms of the portfolio, Permut expects to continue to “underweight lower-quality and corporate-backed bonds most sensitive to economic challenges. Instead, we favor less economically sensitive sectors, such as essential service revenue bonds (public power and water and sewer), hospitals, and higher education. We will also work to increase our exposure to higher-coupon bonds likely to be refunded and benefit from rating upgrades.”

7

High-Yield Municipal

Portfolio at a Glance
As of 5/31/10
Weighted Average Maturity	20.3 years
Average Duration (Modified)	7.4 years

Yields as of May 31, 2010
30-Day SEC Yield
Investor Class	5.27%
Institutional Class	5.47%
A Class	4.79%
B Class	4.27%
C Class	4.27%
Investor Class 30-Day Tax Equivalent Yields(1)
25.00% Tax Bracket	7.03%
28.00% Tax Bracket	7.32%
33.00% Tax Bracket	7.87%
35.00% Tax Bracket	8.11%
(1) The tax brackets indicated are for federal taxes only. Actual tax-equivalent yields may be lower, if alternative minimum tax is applicable.

Top Five Sectors as of May 31, 2010
% of fund investments
Land Based	19%
Hospital Revenue	18%
Electric Revenue	14%
Transportation Revenue	9%
Higher Education	8%

8

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from December 1, 2009 to May 31, 2010 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information

9

to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)	Annualized
	12/1/09	5/31/10	12/1/09 - 5/31/10	Expense Ratio(1)
Actual
Investor Class	$1,000	$1,066.60	$3.14	0.61%
Institutional Class	$1,000	$1,031.30(2)	$1.04(3)	0.41%
A Class	$1,000	$1,065.30	$4.43	0.86%
B Class	$1,000	$1,061.40	$8.27	1.61%
C Class	$1,000	$1,060.20	$8.27	1.61%
Hypothetical
Investor Class	$1,000	$1,021.89	$3.07	0.61%
Institutional Class	$1,000	$1,022.89(4)	$2.07(4)	0.41%
A Class	$1,000	$1,020.64	$4.33	0.86%
B Class	$1,000	$1,016.90	$8.10	1.61%
C Class	$1,000	$1,016.90	$8.10	1.61%
(1)	Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.
(2)	Ending account value based on actual return from March 1, 2010 (commencement of sale) through May 31, 2010.
(3)	Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 91, the number of days in the period from March 1, 2010 (commencement of sale) through May 31, 2010, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.
(4)	Ending account value and expenses paid during period assumes the class had been available throughout the entire period and are calculated using the class’s annualized expense ratio listed in the table above.

10

Schedule of Investments

High-Yield Municipal

MAY 31, 2010
	Principal			Principal
	Amount	Value		Amount	Value
Municipal Securities — 99.6%			Sundance Community
			Facilities District No. 3
ALABAMA — 1.4%			Special Assessment Rev.,
Courtland Industrial			6.50%, 7/1/29	$ 575,000	$ 498,289
Development Board					15,010,489
Environmental Improvement			CALIFORNIA — 6.1%
Rev., Series 2003 B,
(International Paper Co.),			California Health Facilities
6.25%, 8/1/25(1)	$ 2,500,000	$ 2,533,900	Financing Auth. Rev., Series
			2009 A, (Children’s Hospital
Selma Industrial			of Orange County),
Development Board Gulf			6.50%, 11/1/38(1)	2,000,000	2,130,320
Opportunity Zone Rev., Series
2010 A, (International Paper			California Mobilehome Park
Co.), 5.80%, 5/1/34(1)	1,500,000	1,523,325	Financing Auth. Rev., Series
		4,057,225	2003 B, (Palomar Estates
			E&W), 7.00%, 9/15/36(1)	2,000,000	2,003,740
ARIZONA — 5.1%			California Municipal Finance
Arizona Health Facilities Auth.			Auth. Rev., (Community
Rev., Series 2007 B, (Banner			Hospital of Central
Health), VRN, 1.01%, 7/1/10,			California), 5.50%, 2/1/39(1)	1,450,000	1,345,426
resets quarterly at 67% of the			California Statewide
3-month LIBOR plus 0.81%			Communities Development
with no caps(1)	2,500,000	1,665,625
			Auth. Rev., (Lancer
Mohave County Industrial			Educational Student
Development Auth.			Housing), 7.50%, 6/1/42	2,000,000	2,052,560
Correctional Facilities			Golden State Tobacco
Contract Rev., (Mohave			Securitization Corp.
Prison, LLC Expansion),			Settlement Rev., Series 2007
8.00%, 5/1/25(1)	500,000	562,665
			A1, 5.75%, 6/1/47(1)	2,075,000	1,521,535
Phoenix Civic Improvement			Golden State Tobacco
Corp. Airport Rev., Series			Securitization Corp.
2008 D, (Senior Lien),			Settlement Rev., Series 2007
5.25%, 7/1/17(1)	4,050,000	4,450,221
			A1, 5.125%, 6/1/47(1)	2,000,000	1,319,020
Phoenix Civic Improvement			Morongo Band of Mission
Corp. Airport Rev., Series			Indians Rev., Series 2008 B,
2008 D, (Senior Lien),			(Enterprise Casino Services),
5.25%, 7/1/18(1)	1,000,000	1,092,870
			6.50%, 3/1/28(1)(2)	1,000,000	940,790
Pronghorn Ranch Community			Palm Springs Airport
Facilities District GO,			Passenger Facility Charge
6.40%, 7/15/29(1)	3,015,000	2,763,308
			Rev., (Palm Springs
Quailwood Meadows			International Airport),
Community Facilities District			6.40%, 7/1/23	250,000	235,523
GO, 6.00%, 7/15/22(2)	1,120,000	1,050,191
			Palm Springs Airport
Quailwood Meadows			Passenger Facility Charge
Community Facilities District			Rev., (Palm Springs
GO, 6.125%, 7/15/29(2)	2,000,000	1,776,460	International Airport),
Sundance Community			6.50%, 7/1/27	275,000	256,041
Facilities District GO,			Soledad Improvement Bond
6.25%, 7/15/29(2)	395,000	390,193	Act of 1915 District No.
Sundance Community			2002-01 Special Assessment
Facilities District No. 2			Rev., (Diamond Ridge),
Special Assessment Rev.,			6.75%, 9/2/33	1,000,000	983,740
7.125%, 7/1/27(2)	808,000	760,667

11

High-Yield Municipal

	Principal			Principal
	Amount	Value		Amount	Value
Sunnyvale Community			FLORIDA — 11.5%
Facilities District No. 1 Special			Brevard County Industrial
Tax Rev., 7.75%, 8/1/32	$1,500,000	$ 1,505,895	Development Rev.,
Vallejo Multifamily Housing			(TUFF Florida Institute of
Rev., Series 1998 B, (Solano			Technology), 6.75%, 11/1/39(1)	$3,000,000	$ 3,087,150
Affordable Housing),			Broward County Airport
8.25%, 4/1/39(2)	1,550,000	1,596,035	System Rev., Series 2009 O,
Vernon Electric System			5.375%, 10/1/29(1)	1,175,000	1,240,706
Rev., Series 2009 A,			Dupree Lakes Community
5.125%, 8/1/21(1)	2,000,000	2,104,200	Development District
		17,994,825	Special Assessment Rev.,
COLORADO — 5.6%			5.00%, 11/1/10	1,680,000	1,520,568
Colorado Springs Hospital			Escambia County Health
Rev., (Memorial Health			Facilities Auth. Rev., Series
System), 6.25%, 12/15/33(1)	2,000,000	2,139,320	2003 A, (Azalea Trace,
			Inc.), VRDN, 0.28%, 6/1/10
Denver City & County Airport			(Radian) (LOC: Bank of
System Rev., Series 2010 A,			America N.A.) (SBBPA: Bank
5.00%, 11/15/22(1)	1,000,000	1,093,220	of America N.A.)(1)	1,200,000	1,200,000
Denver Health & Hospital			Escambia County Solid
Auth. Healthcare Rev., Series			Waste Disposal System Rev.,
2009 A, 6.25%, 12/1/33(1)	4,000,000	4,065,840	(Gulf Power Co.), VRDN,
Granby Ranch Metropolitan			0.33%, 6/1/10(1)	4,600,000	4,600,000
District GO, 6.75%, 12/1/36	4,000,000	3,346,880	Florida Municipal Power
One Horse Business			Agency Rev., Series 2008
Improvement District Rev.,			A, (All-Requirements Power
(Sales Tax Sharing),			Supply), 5.25%, 10/1/19(1)	5,000,000	5,715,450
6.00%, 6/1/24(1)	3,000,000	2,692,920	Hillsborough County
Plaza Metropolitan			Industrial Development
District No. 1 Tax			Health Facilities Auth. Rev.,
Increment Allocation Rev.,			Series 2008 B, (University
(Improvement Fee),			Community Hospital),
8.00%, 12/1/25	1,500,000	1,527,705	8.00%, 8/15/32(1)	1,500,000	1,717,335
Todd Creek Farms			JEA Electric System
Metropolitan District No. 1			Rev., Series 2009 A,
Rev., 5.60%, 12/1/14(3)	1,800,000	897,300	5.50%, 10/1/39(1)	5,000,000	5,345,150
Todd Creek Farms			Miami-Dade County Aviation
Metropolitan District No. 1			Rev., Series 2009 A,
Rev., 6.125%, 12/1/19(3)	1,500,000	747,885	5.50%, 10/1/36(1)	1,785,000	1,844,101
		16,511,070	Miami-Dade County Health
			Facilities Auth. Rev., Series
CONNECTICUT — 0.3%			2008 A2, (Miami Children’s
Connecticut Development			Hospital), VRDN, 4.55%,
Auth. Industrial Rev., (AFCO			8/1/13 (NATL)(1)	2,000,000	2,093,760
Cargo Buildings LLC),			Orange County School Board
8.00%, 4/1/30	1,000,000	953,190	COP, Series 2008 E, VRDN,
DELAWARE — 0.5%			0.29%, 6/1/10 (LOC: Wells
Delaware State Economic			Fargo N.A.)(1)	1,300,000	1,300,000
Development Auth. Rev.,			Orlando Utilities Commission
(Delmarva Power & Light			System Rev., Series 2009 B,
Co.), 5.40%, 2/1/31(1)	1,500,000	1,540,050	5.00%, 10/1/33(1)	400,000	422,500
			Putnam County Development
			Auth. Pollution Control
			Rev., Series 2007 B,
			(Seminole Electric
			Cooperative, Inc.), VRDN,
			5.35%, 5/1/18 (Ambac)(1)	1,500,000	1,627,845

12

High-Yield Municipal

	Principal			Principal
	Amount	Value		Amount	Value
South Lake County Hospital			ILLINOIS — 9.5%
District Rev., Series 2010			Bedford Park Tax Allocation
A, (South Lake Hospital),			Rev., 5.125%, 12/30/18	$ 1,325,000	$ 1,191,493
6.25%, 4/1/39	$ 1,000,000	$ 1,036,850	Chicago Tax Increment
South-Dade Venture			Allocation Rev., Series
Community Development			2004 B, (Pilsen
District Special Assessment			Redevelopment), (Junior
Rev., 6.125%, 5/1/34	1,245,000	1,221,196	Lien), 6.75%, 6/1/22(1)	3,000,000	3,017,700
		33,972,611	Hampshire Special Service
GEORGIA — 4.8%			Area No. 13 Special Tax
Atlanta Tax Allocation Rev.,			Rev., (Tuscany Woods),
(Princeton Lakes),			5.75%, 3/1/37	4,966,000	3,236,044
5.50%, 1/1/31(2)	1,060,000	946,050	Hampshire Special Service
Atlanta Water & Wastewater			Area No. 16 Special Tax
Rev., Series 2009 A,			Rev., Series 2007 A, (Crown
6.25%, 11/1/39(1)	3,000,000	3,276,600	Development - Prairie Ridge
De Kalb County Hospital			West), 6.00%, 3/1/46	4,230,000	3,255,704
Auth. Rev., (De Kalb Medical			Illinois Finance Auth. Rev.,
Center Inc.), 6.125%, 9/1/40	800,000	806,272	Series 2007 A, (Sedgebrook,
			Inc.), 6.00%, 11/15/42(3)(4)	5,000,000	1,995,000
Gainsville & Hall County
Hospital Auth. Rev., Series			Illinois Finance Auth. Rev.,
2008 A, (Health System),			Series 2009 A, (Rush
VRDN, 0.29%, 6/1/10 (LOC:			University Medical Center
Wells Fargo N.A.)(1)	500,000	500,000	Obligation Group),
			7.25%, 11/1/30(1)	1,500,000	1,717,455
Georgia Municipal Electric
Auth. Rev., Series 2008 A,			Illinois Health Facilities
(General Resolution),			Auth. Rev., (Memorial Health
5.25%, 1/1/19(1)	1,000,000	1,143,210	System), VRDN, 0.32%,
			6/1/10 (LOC: Bank
Georgia Municipal Electric			One N.A.)	2,200,000	2,200,000
Auth. Rev., Series 2008 D,
(General Resolution),			Metropolitan Pier &
6.00%, 1/1/23(1)	3,000,000	3,435,690	Exposition Auth. Rev.,
			Series 2002 A, (Capital
Marietta Development Auth.			Appreciation – McCormick
Rev., (Life University, Inc.),			Place Exposition), 5.81%,
7.00%, 6/15/39(1)	4,000,000	3,960,600
			12/15/31 (NATL)(1)(5)	2,100,000	611,331
		14,068,422	Pingree Grove Special
GUAM — 1.1%			Service Area No. 7 Special
Guam Government GO,			Tax Rev., Series 2006-1,
Series 2009 A,			(Cambridge Lakes),
7.00%, 11/15/39(1)	1,700,000	1,827,313	6.00%, 3/1/36	3,320,000	2,814,829
Guam Government			Volo Village Special Service
Waterworks Auth. Rev.,			Area No. 3 Special Tax Rev.,
6.00%, 7/1/25(1)	1,500,000	1,538,835	Series 2006-1, (Symphony
		3,366,148	Meadows), 6.00%, 3/1/36	3,400,000	2,724,216
HAWAII — 1.3%			Yorkville Special Service Area
			No. 2005-109
Hawaii State Airports			Special Tax Rev., Series
System Rev., Series 2010 A,			2006-105, (Bristol Bay I),
5.00%, 7/1/34(1)	2,000,000	2,018,860	5.875%, 3/1/36	5,925,000	5,315,021
Hawaii State Department					28,078,793
of Budget & Finance
Rev., Series 2009 A, (15
Craigside), 9.00%, 11/15/44	1,500,000	1,686,435
		3,705,295

13

High-Yield Municipal

	Principal			Principal
	Amount	Value		Amount	Value
INDIANA — 1.1%			MICHIGAN — 0.8%
Indiana Finance Auth. Rev.,			Flint Hospital Building
(United States Steel Corp.),			Auth. Rev., (Hurley Medical
6.00%, 12/1/26(1)	$ 1,250,000	$ 1,281,750	Center), 7.50%, 7/1/39	$ 1,250,000	$ 1,274,650
Indiana Finance Auth. Rev.,			Wayne County GO, Series 2009
Series 2009 A, (Drexel			A, (Building Improvement),
Foundation Educational			6.75%, 11/1/39(1)	1,000,000	1,062,670
Facility), 7.00%, 10/1/39(1)	1,000,000	1,053,800
					2,337,320
Purdue University Rev.,			MISSOURI — 1.3%
Series 2009 B, (Student
Facilities System),			370/Missouri Bottom Road/
5.00%, 7/1/35(1)	750,000	794,640	Taussig Road Transportation
		3,130,190	Development District Rev.,
			7.20%, 5/1/33	860,000	830,794
KENTUCKY — 0.7%			Kirkwood Industrial
Louisville & Jefferson County			Development Auth. Rev.,
Visitors and Convention			Series 2010 A, (Aberdeen
Commission Rev., Series 2004			Heights), 8.25%, 5/15/45	3,000,000	2,996,430
B, (Kentucky International
Convention), VRDN, 0.32%,					3,827,224
6/1/10 (AGM) (SBBPA:			NEBRASKA — 1.0%
JPMorgan Chase Bank N.A.)(1)	2,125,000	2,125,000	Santee Sioux Nation Tribal
LOUISIANA — 0.5%			Health Care Rev., (Indian
New Orleans Aviation			Health Service Joint
Board Rev., Series 2009 A,			Venture), 8.75%, 10/1/20(2)	3,000,000	3,047,040
(Consolidated Rental Car),			NEVADA — 3.2%
6.50%, 1/1/40(1)	1,500,000	1,574,295	Clark County Improvement
MARYLAND — 3.6%			District No. 108 & 124
Baltimore Special Obligation			Special Assessment
Tax Allocation Rev., Series			Rev., Series 2003 B,
2008 A, (Resh Park),			5.25%, 2/1/12	640,000	598,688
7.00%, 9/1/38	5,000,000	5,067,950	Clark County Improvement
Maryland Economic			District No. 108 & 124
Development Corp.			Special Assessment
Rev., Series 2010 A,			Rev., Series 2003 B,
(Transportation Facilities),			5.375%, 2/1/13	665,000	597,961
5.75%, 6/1/35	1,000,000	1,024,450	Clark County Improvement
Maryland Health & Higher			District No. 108 & 124
Educational Facilities Auth.			Special Assessment
Rev., (Doctors Community			Rev., Series 2003 B,
Hospital), 5.75%, 7/1/38	3,655,000	3,536,212	5.40%, 2/1/14	640,000	551,539
Maryland Industrial			Henderson Local
Development Financing Auth.			Improvement District No.
Rev., Series 2005 A, (Our			T-15 Special Assessment
Lady of Good Counsel High			Rev., 6.10%, 3/1/24	1,335,000	1,168,833
School), 6.00%, 5/1/35	1,000,000	964,900	Henderson Redevelopment
		10,593,512	Agency Tax Allocation
MASSACHUSETTS — 1.0%			Rev., Series 2002 B,
Massachusetts Development			7.10%, 10/1/22(1)	1,105,000	1,094,491
Finance Agency Rev., Series			Henderson Redevelopment
2009 A, (The Groves in			Agency Tax Allocation
Lincoln), 7.875%, 6/1/44	1,000,000	1,038,000	Rev., Series 2002 B,
Massachusetts Health &			7.20%, 10/1/25(1)	350,000	342,591
Educational Facilities Auth.			Las Vegas Improvement
Rev., Series 2010 G, (UMass			District No. 607 Special
Memorial), 5.00%, 7/1/21(1)	1,950,000	1,968,388	Assessment Rev.,
		3,006,388	5.50%, 6/1/13(1)	1,225,000	1,213,657

14

High-Yield Municipal

	Principal			Principal
	Amount	Value		Amount	Value
Las Vegas Improvement			Nassau County Industrial
District No. 808 & 810			Development Agency
Special Assessment Rev.,			Continuing Care Retirement
(Summerlin Village 23B),			Community Rev., Series
6.125%, 6/1/31	$3,500,000	$ 2,542,365	2007 A, (Amsterdam at
Reno District No. 4 Special			Harborside), 6.50%, 1/1/27	$2,500,000	$ 2,487,275
Assessment Rev., (Somersett			New York GO, Series 1994
Parkway), 5.20%, 12/1/10	645,000	646,496	H3, VRDN, 0.26%, 6/3/10
Reno District No. 4 Special			(AGM) (SBBPA: State Street
Assessment Rev., (Somersett			Bank & Trust Co.)(1)	500,000	500,000
Parkway), 5.45%, 12/1/11	680,000	681,748	New York State Dormitory
		9,438,369	Auth. Rev., (Orange
			Regional Medical Center),
NEW JERSEY — 3.3%			6.25%, 12/1/37(1)	4,250,000	4,151,868
New Jersey Economic			Onondaga County Industrial
Development Auth. Rev.,			Development Agency Rev.,
Series 2006 B, (Gloucester			(Air Cargo), 7.25%, 1/1/32(1)	1,000,000	932,380
Marine Terminal),
6.875%, 1/1/37	5,000,000	4,330,000	Suffolk County Industrial
			Development Agency
New Jersey Economic			Rev., (New York Institute
Development Auth. Rev., Series			of Technology),
2006 C, (Gloucester Marine			5.00%, 3/1/26(1)	325,000	327,710
Terminal), 6.50%, 1/1/15(2)	2,000,000	1,933,080
			Triborough Bridge & Tunnel
New Jersey Educational			Auth. Rev., Series 2009 A2,
Facilities Auth. Rev., Series			5.25%, 11/15/34(1)	1,000,000	1,081,530
2009 B, (University of
Medicine & Dentistry),			Troy Capital Resource
7.50%, 12/1/32	1,200,000	1,386,228	Corp. Rev., Series 2010 A,
			(Rensselaer Polytechnic
Rutgers State University			Institute), 5.125%, 9/1/40(1)	485,000	496,039
Rev., Series 2009 F,
5.00%, 5/1/39(1)	2,000,000	2,124,120			10,801,826
		9,773,428	NORTH CAROLINA — 4.9%
NEW MEXICO — 1.1%			North Carolina Eastern
			Municipal Power Agency
Cabezon Public Improvement			Rev., Series 2009 A,
District Special Tax Rev.,			5.50%, 1/1/26(1)	2,000,000	2,167,800
6.30%, 9/1/34	1,490,000	1,309,323
			North Carolina Eastern
Montecito Estates Public			Municipal Power Agency
Improvement District Levy			Rev., Series 2009 B,
Special Tax Rev., (City of			5.00%, 1/1/26(1)	1,900,000	1,997,413
Albuquerque),
7.00%, 10/1/37	1,190,000	1,056,101	North Carolina Municipal
			Power Agency No. 1 Catawba
Ventana West Public			Electric Rev., Series 2008 A,
Improvement District Levy			5.25%, 1/1/16(1)	4,645,000	5,276,488
Special Tax Rev.,
6.875%, 8/1/33(1)	1,000,000	882,050	North Carolina Municipal
			Power Agency No. 1 Catawba
		3,247,474	Electric
NEW YORK — 3.7%			Rev., Series 2008 A,
Brooklyn Arena Local			5.25%, 1/1/17(1)	4,000,000	4,557,640
Development Corp. Rev.,			North Carolina Municipal
(Barclays Center),			Power Agency No. 1 Catawba
6.25%, 7/15/40(1)	800,000	825,024	Electric
			Rev., Series 2009 A,
			5.00%, 1/1/30(1)	300,000	310,794
					14,310,135

15

High-Yield Municipal

	Principal			Principal
	Amount	Value		Amount	Value
OHIO — 3.1%			Pennsylvania Economic
Buckeye Tobacco Settlement			Development Financing
Financing Auth. Rev., Series			Auth. Rev., Series 2009 A,
2007 A2, 6.50%, 6/1/47(1)	$7,255,000	$ 5,738,850	(Albert Einstein Healthcare
Ohio Higher Educational			Network), 6.25%, 10/15/23	$2,000,000	$ 2,179,920
Facility Commission Rev.,			Philadelphia Gas Works Rev.,
(Ashland University),			Series 2009 A, (1998 General
6.25%, 9/1/24(6)	1,925,000	1,927,657	Ordinance),
			5.00%, 8/1/16(1)	1,440,000	1,502,165
Pinnacle Community
Infrastructure Financing			Philadelphia Municipal Auth.
Facilities Auth. Rev., Series			Lease Rev., 6.50%, 4/1/39(1)	1,500,000	1,616,625
2004 A, 6.25%, 12/1/36(1)	1,800,000	1,448,820	Philadelphia Water &
		9,115,327	Wastewater Rev., Series
			2009 A, 5.25%, 1/1/33(1)	1,000,000	1,044,220
OKLAHOMA — 1.1%
			Westmoreland County
Oklahoma City Industrial &			Industrial Development
Cultural Facilities Trust Rev.,			Auth. Rev., (Excela Health),
6.75%, 1/1/23(1)	750,000	682,463
			5.125%, 7/1/30(6)	465,000	460,661
Tulsa County Industrial Auth.					10,340,676
Senior Living Community
Rev., Series 2010 A,			PUERTO RICO — 1.7%
(Montereau, Inc.),			Puerto Rico Electric Power
7.25%, 11/1/40	2,500,000	2,503,300	Auth. Rev., Series 2010 XX,
		3,185,763	5.25%, 7/1/40(1)	3,250,000	3,290,495
OREGON — 1.3%			Puerto Rico GO, Series 2008
			A, 6.00%, 7/1/38(1)	1,500,000	1,584,435
Forest Grove Student
Housing Rev., (Oak					4,874,930
Tree Foundation),			RHODE ISLAND — 0.3%
5.50%, 3/1/37(2)	2,330,000	2,135,049	Rhode Island Health &
Oregon Health & Science			Educational Building Corp.
University Rev., Series 2009			Rev., (Portsmouth Abbey
A, 5.75%, 7/1/39(1)	1,300,000	1,386,112	School), VRDN, 0.28%,
Redmond Airport Rev.,			6/1/10 (LOC: Bank of
6.25%, 6/1/39	200,000	207,466	America N.A.)(1)	1,000,000	1,000,000
		3,728,627	SOUTH CAROLINA — 0.8%
PENNSYLVANIA — 3.5%			South Carolina Jobs-
			Economic Development Auth.
Allegheny County Industrial			Hospital Rev., (Palmetto
Development Auth.			Health), 5.75%, 8/1/39(1)	2,300,000	2,304,669
Rev., (Environmental
Improvments),			TENNESSEE — 2.5%
6.75%, 11/1/24(1)	1,000,000	1,067,950	Chattanooga Health
Allegheny County			Educational & Housing
Industrial Development			Facility Board Rev.,
Auth. Rev., (Environmental			Series 2005 B, (Campus
Improvments),			Development Foundation, Inc.
6.875%, 5/1/30(1)	1,000,000	1,075,800	Phase I LLC),
			6.00%, 10/1/35(1)	3,565,000	3,286,645
Allegheny County
Redevelopment Auth. Tax			Shelby County Health
Allocation Rev., (Pittsburgh			Educational & Housing
Mills), 5.60%, 7/1/23	1,500,000	1,393,335	Facilities Board Rev., Series
			2008 C, 5.25%, 6/1/17(1)	3,695,000	4,033,794
					7,320,439

16

High-Yield Municipal

	Principal			Principal
	Amount	Value		Amount	Value
TEXAS — 6.1%			WASHINGTON — 0.4%
La Vernia Higher Education			Port of Seattle Rev.,
Finance Corp. Rev., Series			Series 2000 B, 6.00%,
2009 A, (Kipp, Inc.),			2/1/15 (NATL)(1)	$ 250,000	$ 281,662
6.25%, 8/15/39(1)	$1,000,000	$ 1,038,890	Washington Health Care
Lower Colorado River Auth.			Facilities Auth. Rev., Series
Rev., 5.75%, 5/15/37(1)	2,250,000	2,370,758	2009 A, (Swedish Health
North Texas Thruway Auth.			Services), 6.50%, 11/15/33	1,000,000	1,050,360
Rev., Series 2008 H,					1,332,022
(First Tier), VRDN,			WEST VIRGINIA — 0.5%
5.00%, 1/1/13(1)	5,300,000	5,698,136
			West Virginia Economic
Tarrant County Cultural			Development Auth. Solid
Education Facilities Finance			Waste Disposal Facilities
Corp. Rev., (Air Force			Rev., Series 2010 A,
Village), 6.375%, 11/15/44	2,500,000	2,518,275	(Appalachian Power Co.),
Texas Private Activity Bond			5.375%, 12/1/38(1)	1,500,000	1,505,370
Surface Transportation Corp.			WISCONSIN — 1.5%
Rev., (Senior Lien/Note
Mobility), 6.875%, 12/31/39	3,000,000	3,166,710	Wisconsin Health &
			Educational Facilities Auth.
Texas Public Finance Auth.			Rev., (Luther Hospital),
Charter School Finance Corp.			5.75%, 11/15/30(1)	1,200,000	1,294,020
Rev., Series 2010 A,
6.20%, 2/15/40(1)	1,500,000	1,521,675	Wisconsin Health &
			Educational Facilities
Travis County Health			Auth. Rev., Series 2004 A,
Facilities Development Corp.			(Southwest Health Center),
Rev., (Westminster Manor			6.25%, 4/1/34	2,000,000	1,965,740
Health), 7.125%, 11/1/40	1,500,000	1,525,245	Wisconsin Health &
		17,839,689	Educational Facilities Auth.
U.S. VIRGIN ISLANDS — 0.9%			Rev., Series 2009 A, (Saint
Virgin Islands Public Finance			John’s Communities, Inc.),
Auth. Rev., Series 2009 A,			7.625%, 9/15/39	1,000,000	1,046,340
(Diageo Matching Fund					4,306,100
Bonds), 6.75%, 10/1/37	2,000,000	2,236,340	WYOMING — 0.7%
Virgin Islands Public Finance			Campbell County Solid
Auth. Rev., Series 2009			Waste Facilities Rev., Series
A1, (Senior Lien/Capital			2009 A, (Basin Electric
Projects), 5.00%, 10/1/39(1)	400,000	400,268	Power Cooperative),
		2,636,608	5.75%, 7/15/39(1)	2,000,000	2,166,680
VIRGINIA — 1.8%			TOTAL INVESTMENT
Peninsula Town Center			SECURITIES — 99.6%
Community Development			(Cost $299,548,054)		293,305,829
Auth. Rev., 6.45%, 9/1/37	3,000,000	2,943,030	OTHER ASSETS
Virginia College Building &			AND LIABILITIES — 0.4%		1,132,988
Education Facilities Auth.			TOTAL NET ASSETS — 100.0%		$294,438,817
Rev., Series 2009 A, (Public
Higher Education Financing
Program), 5.00%, 9/1/28(1)	1,000,000	1,089,870
Washington County Industrial
Development Auth. Hospital
Facility Rev., Series 2009
C, (Mountain States Health
Alliance), 7.75%, 7/1/38(1)	1,000,000	1,145,710
		5,178,610

17

High-Yield Municipal
Futures Contracts
	Contracts Purchased	Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
73	U.S. Long Bond	September 2010	$ 8,953,906	$(80,020)

	Contracts Sold	Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
232	U.S. Treasury 2-Year Notes	September 2010	$50,608,625	$(62,145)

Notes to Schedule of Investments
AGM = Assured Guaranty Municipal Corporation
Ambac = Ambac Assurance Corporation
COP = Certificates of Participation
GO = General Obligation
LIBOR = London Interbank Offered Rate
LOC = Letter of Credit
NATL = National Public Finance Guarantee Corporation
Radian = Radian Asset Assurance, Inc.
resets = The frequency with which a security’s coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.
SBBPA = Standby Bond Purchase Agreement
VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
(1) Security, or a portion thereof, has been segregated for when-issued securities, and/or futures contracts. At the period end, the aggregate value of securities pledged was $61,951,000.
(2) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was
$14,575,555, which represented 5.0% of total net assets.
(3) Security is in default.
(4) Non-income producing.
(5) Security is a zero-coupon municipal bond. The rate indicated is the yield to maturity at purchase. Zero-coupon securities are issued at a substantial discount from their value at maturity.
(6) When-issued security.

Geographic classifications are unaudited.

See Notes to Financial Statements.

18

Statement of Assets and Liabilities

MAY 31, 2010
Assets
Investment securities, at value (cost of $299,548,054)			$293,305,829
Cash			26,029
Receivable for investments sold			150,560
Receivable for capital shares sold			263,875
Receivable for variation margin on futures contracts			15,969
Interest receivable			5,057,296
			298,819,558

Liabilities
Payable for investments purchased			2,380,556
Payable for capital shares redeemed			1,431,388
Payable for variation margin on futures contracts			97,875
Accrued management fees			149,782
Service fees (and distribution fees — A Class) payable			34,289
Distribution fees payable			20,163
Dividends payable			266,688
			4,380,741

Net Assets			$294,438,817

Net Assets Consist of:
Capital paid in			$332,855,398
Accumulated net realized loss on investment transactions			(32,032,191)
Net unrealized depreciation on investments			(6,384,390)
			$294,438,817

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$132,196,245	14,989,674	$8.82
Institutional Class	$25,783	2,923	$8.82
A Class	$130,265,578	14,770,248	$8.82*
B Class	$2,638,470	299,173	$8.82
C Class	$29,312,741	3,325,421	$8.81
*Maximum offering price $9.24 (net asset value divided by 0.955)

See Notes to Financial Statements.

19

Statement of Operations

YEAR ENDED MAY 31, 2010
Investment Income (Loss)
Income:
Interest	$ 15,477,395

Expenses:
Management fees	1,565,003
Distribution fees:
B Class	21,515
C Class	200,371
Service fees:
B Class	7,171
C Class	66,790
Distribution and service fees — A Class	303,561
Trustees’ fees and expenses	10,898
Other expenses	4,288
2,179,597

Net investment income (loss)	13,297,798

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(15,421,651)
Futures contract transactions	90,084
(15,331,567)

Change in net unrealized appreciation (depreciation) on:
Investments	42,936,548
Futures contracts	(113,837)
42,822,711

Net realized and unrealized gain (loss)	27,491,144

Net Increase (Decrease) in Net Assets Resulting from Operations	$40,788,942

See Notes to Financial Statements.

20

Statement of Changes in Net Assets

YEARS ENDED MAY 31, 2010 AND MAY 31, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ 13,297,798	$ 12,747,265
Net realized gain (loss)	(15,331,567)	(7,084,901)
Change in net unrealized appreciation (depreciation)	42,822,711	(39,345,173)
Net increase (decrease) in net assets resulting from operations	40,788,942	(33,682,809)

Distributions to Shareholders
From net investment income:
Investor Class	(5,707,098)	(4,679,203)
Institutional Class	(319)	—
A Class	(6,284,384)	(6,531,632)
B Class	(127,227)	(151,804)
C Class	(1,179,101)	(1,384,288)
Decrease in net assets from distributions	(13,298,129)	(12,746,927)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	45,154,745	3,181,386

Net increase (decrease) in net assets	72,645,558	(43,248,350)

Net Assets
Beginning of period	221,793,259	265,041,609
End of period	$294,438,817	$221,793,259

Undistributed net investment income	—	$338

See Notes to Financial Statements.

21

Notes to Financial Statements

MAY 31, 2010

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Municipal Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. High-Yield Municipal Fund (the fund) is one fund in a series issued by the trust. The fund is nondiversified under the 1940 Act. The fund’s investment objective is to seek high current income that is exempt from federal income taxes. Capital appreciation is a secondary objective. The fund pursues its objectives by investing primarily in long-term and intermediate-term municipal obligations. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class and the C Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets. Sale of the Institutional Class commenced on March 1, 2010.

Security Valuations — Debt securities maturing in greater than 60 days at the time of purchase are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Trustees. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

When-Issued — The fund may engage in securities transactions on a when-issued basis. Under these arrangements, the securities’ prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

22

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — In preparing the financial statements, management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

2. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2925% to 0.4100%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, B Class and C Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the year ended May 31, 2010 was 0.61% for the Investor Class, A Class, B Class and C Class and 0.41% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and the C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended May 31, 2010, are detailed in the Statement of Operations.

23

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC.

The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended May 31, 2010, were $99,509,084 and $59,414,431, respectively.

4. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended May 31, 2010(1)		Year ended May 31, 2009
	Shares	Amount	Shares	Amount
Investor Class
Sold	8,211,992	$ 69,589,486	6,547,168	$ 54,267,569
Issued in reinvestment of distributions	522,768	4,429,056	403,898	3,300,074
Redeemed	(4,182,197)	(35,613,780)	(5,560,644)	(45,922,788)
	4,552,563	38,404,762	1,390,422	11,644,855
Institutional Class			N/A	N/A
Sold	2,886	25,000
Issued in reinvestment of distributions	37	319
	2,923	25,319
A Class
Sold	4,398,679	37,187,350	5,879,016	48,139,060
Issued in reinvestment of distributions	551,204	4,645,556	651,804	5,359,830
Redeemed	(4,250,762)	(35,933,107)	(6,999,366)	(58,876,820)
	699,121	5,899,799	(468,546)	(5,377,930)
B Class
Sold	29,502	236,485	41,874	333,324
Issued in reinvestment of distributions	7,014	59,236	7,952	65,402
Redeemed	(88,495)	(753,378)	(93,706)	(769,385)
	(51,979)	(457,657)	(43,880)	(370,659)
C Class
Sold	989,274	8,350,837	914,702	7,627,639
Issued in reinvestment of distributions	67,471	568,633	76,204	625,818
Redeemed	(915,936)	(7,636,948)	(1,345,727)	(10,968,337)
	140,809	1,282,522	(354,821)	(2,714,880)
Net increase (decrease)	5,343,437	$ 45,154,745	523,175	$ 3,181,386
(1) March 1, 2010 (commencement of sale) through May 31, 2010 for the Institutional Class.

24

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

As of May 31, 2010, the valuation inputs used to determine the fair value of the fund’s investment securities and unrealized gain (loss) on futures contracts were classified as Level 2 and Level 1, respectively. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

6. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The interest rate risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of interest rate risk derivative instruments as of May 31, 2010, is disclosed on the Statement of Assets and Liabilities as an asset of $15,969 in receivable for variation margin on futures contracts and as a liability of $97,875 in payable for variation margin on futures contracts. For the year ended May 31, 2010, the effect of interest rate risk derivative instruments on the Statement of Operations was $90,084 in net realized gain (loss) on futures contract transactions and $(113,837) in change in net unrealized appreciation (depreciation) on futures contracts.

25

7. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Trustees. During the year ended May 31, 2010, the fund did not utilize the program.

8. Risk Factors

The fund invests primarily in lower-rated debt securities, which are subject to substantial risks including price volatility, liquidity and default risk.

9. Federal Tax Information

The tax character of distributions paid during the years ended May 31, 2010 and May 31, 2009 were as follows:

	2010	2009
Distributions Paid From
Exempt income	$13,298,129	$12,746,927
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of May 31, 2010, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$298,993,418
Gross tax appreciation of investments	$10,141,583
Gross tax depreciation of investments	(15,829,172)
Net tax appreciation (depreciation) of investments	$ (5,687,589)
Other book-to-tax adjustments	$(183,232)
Net tax appreciation (depreciation)	$(5,870,821)
Undistributed exempt income	—
Accumulated capital losses	$(24,667,919)
Capital loss deferral	$(7,877,841)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the treatment of non-shareholder capital contributions and the realization for tax purposes of unrealized gain (loss) on certain futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

26

The accumulated capital losses listed on the previous page represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. The capital loss carryovers expire as follows:

2012	2013	2014	2015	2016	2017	2018
$(145,918)	$(700,317)	—	—	$(4,227,228)	$(8,112,975)	$(11,481,481)

The capital loss deferral listed on the previous page represents net capital losses incurred in the seven-month period ended May 31, 2010. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

10. Corporate Event

As part of a long-standing estate and business succession plan established by ACC Co-Chairman James E. Stowers, Jr., the founder of American Century Investments, ACC Co-Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of each fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee may technically be considered a “change of control” of ACC and therefore also a change of control of each fund’s advisor even though there has been no change to their management and none is anticipated. The “change of control” resulted in the assignment of each fund’s investment advisory agreement. Under the 1940 Act, an assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Trustees approved interim investment advisory agreements under which each fund will be managed until new agreements are approved by fund shareholders. On April 1, 2010, the Board of Trustees approved new investment advisory agreements. The interim agreements and the new agreements are substantially identical to the terminated agreements (with the exception of different effective and termination dates) and will not result in changes in the management of American Century Investments, the funds, their investment objectives, fees or services provided. The new agreement for the fund was approved by shareholders at a Special Meeting of Shareholders on June 16, 2010. The new agreement went into effect on July 16, 2010. Management agreements for new share classes of the funds that were launched after February 16, 2010 did not terminate, have not been replaced by interim agreements, and do not require approval of new agreements.

11. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $13,314,469 as exempt interest dividends for the fiscal year ended May 31, 2010.

27

Financial Highlights

High-Yield Municipal

Investor Class
For a Share Outstanding Throughout the Years Ended May 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$7.91	$9.63	$10.68	$10.50	$10.50
Income From Investment Operations
Net Investment Income (Loss)	0.45(1)	0.50	0.52	0.51	0.50
Net Realized and Unrealized Gain (Loss)	0.92	(1.72)	(1.05)	0.18	—(2)
Total From Investment Operations	1.37	(1.22)	(0.53)	0.69	0.50
Distributions
From Net Investment Income	(0.46)	(0.50)	(0.52)	(0.51)	(0.50)
Net Asset Value, End of Period	$8.82	$7.91	$9.63	$10.68	$10.50

Total Return(3)	17.68%	(12.70)%	(5.01)%	6.70%	4.91%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.61%	0.62%	0.62%	0.62%	0.62%
Ratio of Net Investment Income (Loss)
to Average Net Assets	5.40%	5.97%	5.16%	4.80%	4.80%
Portfolio Turnover Rate	25%	44%	69%	36%	16%
Net Assets, End of Period (in thousands)	$132,196	$82,547	$87,127	$97,254	$84,896
(1)	Computed using average shares outstanding throughout the period.
(2) Per-share amount was less than $0.005.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

28

High-Yield Municipal

Institutional Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
2010(1)
Per-Share Data
Net Asset Value, Beginning of Period	$8.66
Income From Investment Operations
Net Investment Income (Loss)(2)	0.12
Net Realized and Unrealized Gain (Loss)	0.15
Total From Investment Operations	0.27
Distributions
From Net Investment Income	(0.11)
Net Asset Value, End of Period	$8.82

Total Return(3)	3.13%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.41%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	5.50%(4)
Portfolio Turnover Rate	25%(5)
Net Assets, End of Period (in thousands)	$26
(1) March 1, 2010 (commencement of sale) through May 31, 2010.
(2) Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.
(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended May 31, 2010.

See Notes to Financial Statements.

29

High-Yield Municipal

A Class
For a Share Outstanding Throughout the Years Ended May 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$7.91	$9.63	$10.68	$10.50	$10.50
Income From Investment Operations
Net Investment Income (Loss)	0.43(1)	0.48	0.50	0.48	0.48
Net Realized and Unrealized Gain (Loss)	0.91	(1.72)	(1.05)	0.18	—(2)
Total From Investment Operations	1.34	(1.24)	(0.55)	0.66	0.48
Distributions
From Net Investment Income	(0.43)	(0.48)	(0.50)	(0.48)	(0.48)
Net Asset Value, End of Period	$8.82	$7.91	$9.63	$10.68	$10.50

Total Return(3)	17.39%	(12.92)%	(5.25)%	6.43%	4.65%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.86%	0.87%	0.87%	0.87%	0.87%
Ratio of Net Investment Income (Loss)
to Average Net Assets	5.15%	5.72%	4.91%	4.55%	4.55%
Portfolio Turnover Rate	25%	44%	69%	36%	16%
Net Assets, End of Period (in thousands)	$130,266	$111,293	$140,037	$158,622	$129,681
(1)	Computed using average shares outstanding throughout the period.
(2) Per-share amount was less than $0.005.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

30

High-Yield Municipal

B Class
For a Share Outstanding Throughout the Years Ended May 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$7.91	$9.63	$10.68	$10.50	$10.50
Income From Investment Operations
Net Investment Income (Loss)	0.37(1)	0.42	0.42	0.40	0.40
Net Realized and Unrealized Gain (Loss)	0.91	(1.72)	(1.05)	0.18	—(2)
Total From Investment Operations	1.28	(1.30)	(0.63)	0.58	0.40
Distributions
From Net Investment Income	(0.37)	(0.42)	(0.42)	(0.40)	(0.40)
Net Asset Value, End of Period	$8.82	$7.91	$9.63	$10.68	$10.50

Total Return(3)	16.52%	(13.58)%	(5.96)%	5.64%	3.87%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.61%	1.62%	1.62%	1.62%	1.62%
Ratio of Net Investment Income (Loss)
to Average Net Assets	4.40%	4.97%	4.16%	3.80%	3.80%
Portfolio Turnover Rate	25%	44%	69%	36%	16%
Net Assets, End of Period (in thousands)	$2,638	$2,777	$3,805	$4,790	$4,468
(1)	Computed using average shares outstanding throughout the period.
(2) Per-share amount was less than $0.005.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

31

High-Yield Municipal

C Class
For a Share Outstanding Throughout the Years Ended May 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$7.91	$9.63	$10.68	$10.50	$10.50
Income From Investment Operations
Net Investment Income (Loss)	0.37(1)	0.41	0.42	0.40	0.40
Net Realized and Unrealized Gain (Loss)	0.90	(1.72)	(1.05)	0.18	—(2)
Total From Investment Operations	1.27	(1.31)	(0.63)	0.58	0.40
Distributions
From Net Investment Income	(0.37)	(0.41)	(0.42)	(0.40)	(0.40)
Net Asset Value, End of Period	$8.81	$7.91	$9.63	$10.68	$10.50

Total Return(3)	16.39%	(13.58)%	(5.96)%	5.64%	3.86%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.61%	1.62%	1.62%	1.62%	1.62%
Ratio of Net Investment Income (Loss)
to Average Net Assets	4.40%	4.97%	4.16%	3.80%	3.80%
Portfolio Turnover Rate	25%	44%	69%	36%	16%
Net Assets, End of Period (in thousands)	$29,313	$25,176	$34,072	$38,287	$29,862
(1)	Computed using average shares outstanding throughout the period.
(2) Per-share amount was less than $0.005.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

32

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Municipal Trust
and Shareholders of the High-Yield Municipal Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the High-Yield Municipal Fund (one of the five funds comprising the American Century Municipal Trust, hereafter referred to as the “Fund”) at May 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
July 22, 2010

33

Management

The Board of Trustees

The individuals listed below serve as trustees of the fund. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Independent Trustees
John Freidenrich
Year of Birth: 1937
Position(s) with the Fund: Trustee
Length of Time Served: Since 2005
Principal Occupation(s) During the Past Five Years: Founder, Member and Manager, Regis
Management Company, LLC (investment management firm) (April 2004 to present)
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: None
Education/Other Professional Experience: AB in Economics, Stanford University; LLB,
Stanford Law School; formerly, partner and founder, Ware and Freidenrich Law
Firm and Bay Partners; formerly, President, Board of Trustees, Stanford University

Ronald J. Gilson
Year of Birth: 1946
Position(s) with the Fund: Trustee and Chairman of the Board
Length of Time Served: Since 1995
Principal Occupation(s) During the Past Five Years: Charles J. Meyers Professor of Law and
Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of
Law and Business, Columbia University School of Law (1992 to present)
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: None
Education/Other Professional Experience: BA, Washington University; JD, Yale Law School;
formerly, attorney, Steinhart, Goldberg, Feigenbaum & Ladar

34

Frederick L. A. Grauer
Year of Birth: 1946
Position(s) with the Fund: Trustee
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to present); Senior Advisor, Barclays Global Investors
(investment management firm) (2003 to 2009)
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: None
Education/Other Professional Experience: BA in Economics, University of British Columbia;
MA in Economics, University of Chicago; PhD in Business, Stanford University;
formerly, Executive Chairman, Barclays Global Investors; Chairman and Chief
Executive Officer, Wells Fargo Nikko Investment Advisors; and Vice President,
Merrill Lynch Capital Markets Group; formerly, Director, New York Stock Exchange,
Chicago Mercantile Exchange and Columbia University; formerly, faculty member,
Graduate School of Business, Columbia University and Alfred P. Sloan School of
Management, Massachusetts Institute of Technology

Peter F. Pervere
Year of Birth: 1947
Position(s) with the Fund: Trustee
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Retired
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: Intraware, Inc. (2003 to 2009); Digital Impact, Inc. (2003
to 2005)
Education/Other Professional Experience: BA in History, Stanford University; CPA; formerly,
Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider); formerly, Vice President and Corporate Controller, Sybase, Inc.;
formerly with accounting firm of Arthur Young & Co.

Myron S. Scholes
Year of Birth: 1941
Position(s) with the Fund: Trustee
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Chairman, Platinum Grove Asset
Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of
Finance-Emeritus, Stanford Graduate School of Business (1996 to present)
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: Dimensional Fund Advisors (investment advisor); CME
Group, Inc. (futures and options exchange)
Education/Other Professional Experience: BA in Economics, McMaster University (Ontario);
MBA and PhD, University of Chicago; formerly, Senior Research Fellow at the
Hoover Institute; formerly, Edward Eagle Brown Professor of Finance, University of
Chicago; recipient of the Alfred Nobel Memorial Prize in Economic Sciences

35

John B. Shoven
Year of Birth: 1947
Position(s) with the Fund: Trustee
Length of Time Served: Since 2002
Principal Occupation(s) During the Past Five Years: Professor of Economics, Stanford University
(1973 to present)
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: Cadence Design Systems; Exponent; Financial Engines;
PalmSource, Inc. (2002 to 2005); Watson Wyatt Worldwide (2002 to 2006)
Education/Other Professional Experience: BA in Physics, University of California; PhD in
Economics, Yale University; Director of the Stanford Institute for Economic Policy
Research (1999 to present); formerly, Chair of Economics and Dean of Humanities and Sciences, Stanford University

Interested Trustee
Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Fund: Trustee and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer,
ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007).
Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President,
ACIM; Director, ACC, ACIM and other ACC subsidiaries. Global Chief Operating
Officer and Managing Director, Morgan Stanley (investment management) (March
2000 to November 2005)
Number of Funds in Fund Complex Overseen by Trustee: 104
Other Directorships Held by Trustee: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts;
MBA, Boston College; formerly held senior leadership roles with Fidelity
Investments, Boston Financial Services and Bank of America; serves on the Board of
Governors of the Investment Company Institute

36

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name	Offices with
(Year of Birth)	the Fund	Principal Occupation(s) During the Past Five Years
Jonathan S.	Trustee and	President and Chief Executive Officer, ACC (March 2007 to present);
Thomas	President	Chief Administrative Officer, ACC (February 2006 to March 2007);
(1963)	since 2007	Executive Vice President, ACC (November 2005 to February 2007). Also
serves as: Chief Executive Officer and Manager, ACS; Executive Vice
President, ACIM; Director, ACC, ACIM and other ACC subsidiaries. Global
Chief Operating Officer and Managing Director, Morgan Stanley (March
2000 to November 2005)
Barry Fink	Executive	Chief Operating Officer and Executive Vice President, ACC (September 2007
(1955)	Vice President	to present); President, ACS (October 2007 to present); Managing Director,
	since 2007	Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley
(2000 to 2006). Also serves as: Manager, ACS, and Director, ACC and certain ACC subsidiaries
Maryanne L.	Chief Compliance	Chief Compliance Officer, American Century funds, ACIM and ACS (August
Roepke	Officer since 2006	2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006);
(1956)	and Senior	and Treasurer and Chief Financial Officer, various American Century funds
	Vice President	(July 2000 to August 2006). Also serves as: Senior Vice President, ACS since 2000
Charles A.	General Counsel	Attorney, ACC (February 1994 to present); Vice President, ACC (November
Etherington	since 2007 and	2005 to present); General Counsel, ACC (March 2007 to present); Also
(1957)	Senior Vice	serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries;
	President	and Senior Vice President, ACIM and ACS
since 2006
Robert J. Leach	Vice President,	Vice President, ACS (February 2000 to present); and Controller, various
(1966)	Treasurer and	American Century funds (1997 to September 2006)
Chief Financial
Officer since 2006
David H. Reinmiller	Vice President	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC
(1963)	since 2001	(January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as: Vice
President, ACIM and ACS
Ward D. Stauffer	Secretary	Attorney, ACC (June 2003 to Present)
(1960)	since 2005

The SAI has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

37

Board Approval of Management Agreements

American Century Investment Management, Inc. (“ACIM” or the “Advisor”) currently serves as investment advisor to the Fund under an interim management agreement (the “Interim Management Agreement”) between the Advisor and the Fund approved by the Fund’s Board of Trustees (the “Board”). The Advisor previously served as investment advisor to the Fund pursuant to a management agreement (the “Prior Management Agreement”) that terminated in accordance with its terms on February 16, 2010, as a result of a change of control of the Advisor’s parent company, American Century Companies, Inc. (“ACC”). The change in control occurred as the result of a change in the trustee of a trust created by James E. Stowers, Jr., the founder of American Century Investments that holds shares representing a significant interest in ACC stock. Mr. Stowers previously served as the trustee of the trust. On February 16, 2010, Richard W. Brown, Co-Chairman of ACC with Mr. Stowers, became the trustee in accordance with the terms of the trust and Mr. Stowers’ long-standing estate and succession plan.

On February 18, 2010, the Board approved the Interim Management Agreement in accordance with Rule 15a-4 under the Investment Company Act to ensure continued management of the Fund by the Advisor after the termination of the Prior Management Agreement and until shareholder approval of a new management agreement (the “Proposed Management Agreement”) as required under the Act. The Board approved the Proposed Management Agreement and recommended its approval to shareholders. Fund shareholders approved the Proposed Management Agreement at a meeting on June 16, 2010.*

The Interim Management Agreement and the Proposed Management Agreement are substantially identical to the Prior Management Agreement except for their effective dates and the termination provisions of the Interim Management Agreement. Under the Interim and Proposed Management Agreements, the Advisor will provide the same services to the Fund and receive the same compensation rate as under the Prior Management Agreement.

Basis for Board Approval of Interim Management Agreement

In considering the approval of the Interim Management Agreement, Rule 15a-4 requires the Board to approve the contract within ten business days of the termination of the prior agreement and to determine that the compensation to be received under the interim agreement is no greater than would have been received under the prior agreement. In connection with the approval, the Board noted that it oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations.

*Management agreements for new share classes of the Fund launched after February 16, 2010, did not terminate, have not been replaced by Interim
Management Agreements, and do not require Board or shareholder approval at this time.

38

In evaluating the Interim Management Agreement, the Board, assisted by the advice of its independent legal counsel, considered a number of factors in addition to those required by the rule with no one factor being determinative to its analysis. Among the factors considered by the Board were the circumstances and effect of the change of control, the fact that the Advisor will provide the same services and receive the same compensation rate as under the Prior Management Agreements, and that the change of control did not result in a change of the personnel managing the Fund. Upon completion of its analysis, the Board approved the Interim Management Agreement, determining that the continued management of the Fund by the Advisor was in the best interests of the Fund and Fund shareholders.

Basis for Board Approval of Proposed Management Agreement

At a meeting held on April 1, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the Proposed Management Agreement. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and services provided to the Fund by the Advisor. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the Advisor;

• data comparing the cost of owning the Fund to the cost of owning similar funds;

• the fact that there will be no changes to the fees, services, or personnel who provide such services as compared to the Prior Management Agreement;

• data comparing the Fund’s performance to appropriate benchmarks and/ or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the Advisor and the overall profitability of the Advisor;

• data comparing services provided and charges to the Fund with those for other non-fund investment management clients of the Advisor; and

39

• consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In particular, the Board recognized that shareholders may have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and each Board member may have attributed different levels of importance to different factors. In deciding to approve the Proposed Management Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services – Generally. Under the Proposed Management Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Proposed Management Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Fund

• portfolio research and security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confir-
  mations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

40

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

Investment Management Services. The investment management services provided to the Fund are complex and provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. As a part of its general oversight and in evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Proposed Management Agreement, the Advisor will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund as well as compensation to the five highest paid personnel of the Advisor. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Proposed Management Agreement, and the reasonableness of the proposed management fees.

41

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Fund. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the fund complex and the Fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the Fund reflect the complexity of assessing economies of scale.

Comparison to Fees of Funds not Managed by the Advisor. Both the Prior and Proposed Management Agreements provide that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Trustees (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties that provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data

42

compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of similar funds not managed by the Advisor. The Board concluded that the management fee to be paid by the Fund to the Advisor under the Proposed Management Agreement is reasonable in light of the services to be provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board concluded that the Advisor’s primary business is managing mutual funds and it generally does not use Fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Proposed Management Agreement be approved and recommended its approval to Fund shareholders.

43

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

44

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Barclays Capital 5-Year General Obligation (GO) Bond Index is composed of investment-grade U.S. municipal securities, with maturities of four to six years, that are general obligations of a state or local government.

The Barclays Capital Long-Term Municipal Bond Index is composed of those securities included in the Barclays Capital Municipal Bond Index that have maturities greater than 22 years.

The Barclays Capital Municipal Bond Index is a market value-weighted index designed for the long-term tax-exempt bond market.

The Barclays Capital Non-Investment-Grade Municipal Bond Index is composed of non-investment grade U.S. municipal securities with a remaining maturity of one year or more.

The Barclays Capital U.S. Aggregate Index represents securities that are taxable, registered with the Securities and Exchange Commission, and U.S. dollar-denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays Capital U.S. Treasury Index is composed of those securities included in the Barclays Capital U.S. Aggregate Index that are public obligations of the U.S. Treasury with a remaining maturity of one year or more.

45

Notes

46

Notes

47

Notes

48

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Municipal Trust
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1007
CL-ANN-68681

Annual Report
May 31, 2010

American Century Investments®

Tax-Free Bond Fund

President’s Letter	2
Market Perspective	3
U.S. Fixed-Income Total Returns	3

Tax-Free Bond

Performance	4
Portfolio Commentary	6
Portfolio at a Glance	8
Yields	8
Top Five States & Territories.	8

Shareholder Fee Example	9

Financial Statements

Schedule of Investments	11
Statement of Assets and Liabilities	35
Statement of Operations	36
Statement of Changes in Net Assets	37
Notes to Financial Statements	38
Financial Highlights	44
Report of Independent Registered Public Accounting Firm	48

Other Information

Management	49
Board Approval of Management Agreements	53
Additional Information	59
Index Definitions	60

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended May 31, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Economic and Market Rebound

The municipal bond market witnessed a wide dispersion of returns in the 12 months ended May 31, 2010 (see the accompanying table), which closely coincided with the rebound of the U.S. economy from the depths of the recession and credit crisis. This dramatic turnaround can be attributed to the government’s extraordinary monetary and fiscal stimulus policies taken in response to the financial crisis in late 2008. However, financial market volatility in May related to the European debt crisis led many to worry about a potential slowdown in U.S. growth. Despite a return to positive economic growth in the second half of 2009 and so far in 2010, the unemployment rate stood at 9.7% in May 2010, while the housing market and consumer debt levels remained concerns.

Municipal Market Review

Better economic and market conditions caused a reversal of the trading that colored the credit crisis, when the lowest-rated bonds performed worst and higher-quality bonds did best. For the 12 months ended in May, this reversal meant that high-yield (below-investment-grade) and long-term municipal bonds did better than high-quality and shorter-term securities. Similarly, credit-sensitive municipal bonds outperformed Treasury securities for the 12 months after lagging during the credit crisis.

In addition to better economic and market conditions, municipal bonds benefited from improving technical factors—the Build America Bonds program limited the supply of tax-exempt bonds. This federal program, designed to help ease municipal borrowing costs, meant many newly minted municipal bonds were instead issued in the taxable bond universe. Demand for municipal bonds was helped by attractive tax-equivalent yields and the outlook for higher marginal tax rates going forward.

And despite the continuing flood of negative press about budget challenges for states and local governments, we continue to believe that municipal defaults will be relatively rare, especially compared with corporate defaults. Indeed, during the reporting period, the major credit rating agencies revamped their ratings systems to better recognize the superior credit quality and vastly lower default risk of municipal securities relative to corporate-backed bonds.

U.S. Fixed-Income Total Returns
For the 12 months ended May 31, 2010
Barclays Capital Municipal Market Indices		Barclays Capital U.S. Taxable Market Indices
Municipal Bond	8.52%	Aggregate Index	8.42%
5-Year General Obligation Bond	6.15%	Treasury Index	4.50%
Long-Term Municipal Bond	13.53%
Non-Investment-Grade Municipal Bond	21.01%

Performance

Tax-Free Bond

Total Returns as of May 31, 2010
Average Annual Returns
	Ticker				Since	Inception
	Symbol	1 year	5 years	10 years	Inception	Date
Investor Class	TWTIX	7.48%	4.31%	5.20%	5.34%	3/2/87
Barclays Capital 5-Year
GO Bond Index	—	6.15%	4.88%	5.35%	5.60%(1)	—
Average Return of Lipper’s
Intermediate Municipal
Debt Funds(2)	—	7.04%	3.71%	4.76%	5.46%(3)	—
Investor Class’s Lipper Ranking	—					—
as of May 31, 2010(2)		57 of 155	17 of 121	14 of 74	7 of 11
as of June 30, 2010(2)		65 of 150	17 of 118	15 of 73	7 of 11
Institutional Class	AXBIX	7.69%	4.52%	—	4.27%	4/15/03
A Class	TWWOX					3/1/10
No sales charge*		—	—	—	1.35%(4)
With sales charge*		—	—	—	-3.21%(4)
C Class	TWTCX					3/1/10
No sales charge*		—	—	—	1.07%(4)
With sales charge*		—	—	—	0.07%(4)
*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a
4.50% maximum initial sales charge for fixed-income funds and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since 2/28/87, the date nearest the Investor Class’s inception for which data are available.
(2)	Data provided by Lipper Inc. — A Reuters Company. © 2010 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
Lipper Fund Performance — Performance data is total return, and is preliminary and subject to revision.
Lipper Rankings — Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.
(3)	Since 3/31/87, the date nearest the Investor Class’s inception for which data are available.
(4)	Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Tax-Free Bond

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class
0.49%	0.29%	0.74%	1.49%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Portfolio Commentary

Tax-Free Bond

Portfolio Managers: Alan Kruss, Joseph Gotelli, and Steven Permut

Performance Summary

Tax-Free Bond returned 7.48%* for the 12 months ended May 31, 2010. By comparison, the Barclays Capital 5-Year GO Bond Index returned 6.15%. The average return of the intermediate municipal debt funds tracked by Lipper Inc. was 7.04% for the same period. The portfolio’s average annual returns also exceeded those of its Lipper group average for the five- and 10-year periods ended in May (see page 4).

The portfolio’s absolute returns reflect the positive performance of municipal bonds during the reporting period, despite budget concerns for many municipalities (see the Market Perspective on page 3). Some of the key contributions to the portfolio’s return came from our credit and sector allocation decisions. Our yield curve positioning and municipal/Treasury ratio trades also helped performance.

Credit, Sector Positioning Helped

In a period when lower-rated bonds outperformed, it helped to favor what we considered attractively valued bonds rated A and BBB. We worked hard during the fiscal year to add securities we thought were trading out of line with their actual risks.

In terms of sector allocation, we tended to hold underweight positions in tax-backed bonds (such as state and local general obligation (GO) debt) in favor of revenue bonds (such as utilities, education, and health care debt). This positioning helped because revenue bonds—particularly our health care holdings—outperformed GO securities. However, an underweight to corporate-backed, tobacco, and industrial development revenue bonds detracted from performance.

Other Trades

During the second half of 2009, we initiated a yield curve flattening trade designed to benefit as the yield difference between two- and 30-year securities declined. We added to this trade again in 2010 as this spread approached the widest levels on record. This trade benefited the portfolio as the yield curve proceeded to flatten toward the end of the reporting period.

Additionally, we implemented a “ratio” trade designed to benefit from the changing yield relationship between like-maturity municipals and Treasuries. This positioning benefited performance as demand for the municipal asset class drove outperformance versus Treasuries.

*All fund returns referenced in this commentary are for Investor Class shares.

Tax-Free Bond

Municipal Credit Comment

The period saw a number of negative headlines about the financial health of state and local governments. Steven Permut, who leads American Century Investments’ municipal bond team, recognizes these concerns but does not believe a wave of municipal defaults is imminent: “We think defaults, while increasing, will continue to be relatively isolated events due to credit-specific issues. And as we’ve said repeatedly, we believe the 50 states are highly unlikely to default. That’s because state general obligation bonds typically have a first or second claim on all general fund revenues, their debt service typically represents a comparatively small percentage of available income, and the states have broad powers to ensure their debts are repaid. In looking at local tax-backed credits, we have found that most cities/school districts/counties are fairly well managed and have continued to maintain reserves during the downturn.”

Permut continues: “Instead, the real risks to municipal bonds will be more market driven, relating to (1) downgrades, (2) headlines, and (3) liquidity, which can negatively impact a bond’s value. It’s worth remembering that municipal bonds as a whole are second only to Treasuries in terms of credit quality. Indeed, as a result of recent changes to credit ratings by the big rating agencies to reflect the high quality and low likelihood of default by municipal bonds relative to corporate securities, many categories of municipal debt have recently seen their credit ratings recalibrated higher by Moody’s and Fitch.”

Outlook

“We expect modest economic growth going forward, because of three big headwinds for consumer spending (a key driver of growth): high unemployment, too much household debt, and a weak housing market,” said Permut. “While municipal credit conditions are likely to remain challenging in the near term, we think demand for municipal bonds will be fairly healthy—tax rates are widely expected to rise going forward, and investors looking for higher yields are stepping out the maturity spectrum from money market funds. At the same time, the supply of tax-free municipal bonds is likely to be constrained by the Build America Bonds program—a federal government program intended to help lower municipal borrowing costs.”

In terms of the portfolio, Permut indicates that Tax-Free Bond will remain “underweight the tax-supported sector (which includes state and local general obligation bonds) because of the possibility of credit rating downgrades in that sector going forward. Instead, we are overweight less economically sensitive sectors, such as essential service revenue bonds (public power and water and sewer), hospitals, and higher education.”

Tax-Free Bond

Portfolio at a Glance
As of 5/31/10
Weighted Average Maturity	10.0 years
Average Duration (Modified)	5.0 years

Yields as of May 31, 2010
30-Day SEC Yield
Investor Class	2.59%
Institutional Class	2.79%
A Class	2.23%
C Class	1.61%
Investor Class 30-Day Tax-Equivalent Yields(1)
25.00% Tax Bracket	3.45%
28.00% Tax Bracket	3.59%
33.00% Tax Bracket	3.86%
35.00% Tax Bracket	3.98%
(1) The tax brackets indicated are for federal taxes only. Actual tax-equivalent yields may be lower, if alternative minimum tax is applicable.

Top Five States & Territories
% of net assets as of 5/31/10
California	16.3%
New York	10.9%
Pennsylvania	6.1%
Texas	5.1%
Florida	5.0%

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from December 1, 2009 to May 31, 2010 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)	Annualized
	12/1/09	5/31/10	12/1/09 – 5/31/10	Expense Ratio(1)
Actual
Investor Class	$1,000	$1,030.60	$2.43	0.48%
Institutional Class	$1,000	$1,031.60	$1.42	0.28%
A Class	$1,000	$1,013.50(2)	$1.83(3)	0.73%
C Class	$1,000	$1,010.70(2)	$3.71(3)	1.48%
Hypothetical
Investor Class	$1,000	$1,022.54	$2.42	0.48%
Institutional Class	$1,000	$1,023.54	$1.41	0.28%
A Class	$1,000	$1,021.29(4)	$3.68(4)	0.73%
C Class	$1,000	$1,017.55(4)	$7.44(4)	1.48%
(1)	Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.
(2)	Ending account value based on actual return from March 1, 2010 (commencement of sale) through May 31, 2010.
(3)	Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 91, the number of days in the period from March 1, 2010 (commencement of sale) through May 31, 2010, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.
(4)	Ending account value and expenses paid during period assumes the class had been available throughout the entire period and are calculated using the class’s annualized expense ratio listed in the table above.

Schedule of Investments

Tax-Free Bond

MAY 31, 2010
	Principal			Principal
	Amount	Value		Amount	Value
Municipal Securities — 99.0%			Arizona Tourism & Sports
Auth. Rev., (Baseball
ALABAMA — 0.2%			Training Facilities),
East Central Industrial			5.00%, 7/1/11(1)	$ 1,000,000	$ 1,030,350
Development Auth. Rev.,			Arizona Tourism & Sports
5.25%, 9/1/13 (Ambac)(1)	$ 810,000	$ 812,503	Auth. Rev., (Baseball
Helena Utilities Board Rev.,			Training Facilities),
5.75%, 4/1/12, Prerefunded			5.00%, 7/1/12(1)	1,000,000	1,047,490
at 101% of Par (NATL)(1)(2)	645,000	711,803	Arizona Tourism & Sports
Helena Utilities Board Rev.,			Auth. Rev., (Baseball
5.75%, 4/1/12, Prerefunded			Training Facilities),
at 101% of Par (NATL)(1)(2)	790,000	871,820	5.00%, 7/1/13(1)	1,880,000	1,995,319
Helena Utilities Board Rev.,			Arizona Tourism & Sports
5.75%, 4/1/12, Prerefunded			Auth. Rev., Series 2003 A,
at 101% of Par (NATL)(1)(2)	840,000	926,999	(Multipurpose Stadium
Helena Utilities Board Rev.,			Facility), 5.25%, 7/1/17,
5.75%, 4/1/12, Prerefunded			Partially Prerefunded at
at 101% of Par (NATL)(1)(2)	1,035,000	1,142,195	100% of Par (NATL)(1)(2)	2,000,000	2,091,500
		4,465,320	Energy Management
Services LLC Rev.,
ALASKA — 0.1%			(Arizona State University –
Aleutians East Borough			Main Campus), 4.50%,
Project Rev., (Aleutian			7/1/11 (NATL)(1)	1,910,000	1,995,969
Pribilof Islands, Inc.),			Energy Management
5.00%, 6/1/20 (ACA)(1)	1,875,000	1,721,644	Services LLC Rev.,
ARIZONA — 4.4%			(Arizona State University –
Arizona Health Facilities			Main Campus), 4.50%,
Auth. Rev., (Blood			7/1/12 (NATL)(1)	2,130,000	2,301,231
Systems, Inc.),			Glendale Industrial
4.00%, 4/1/12(1)	1,275,000	1,327,097	Development Auth. Rev.,
Arizona Health Facilities			Series 2001 A, (Midwestern
Auth. Rev., (Blood			University), 5.75%, 5/15/11,
Systems, Inc.),			Prerefunded at 101%
5.00%, 4/1/21(1)	1,000,000	1,017,750	of Par(1)(2)	500,000	530,515
Arizona Health Facilities			Maricopa County Gilbert
Auth. Rev., Series			Unified School District
2007 B, (Banner Health),			No. 41 GO, 5.75%,
VRN, 1.01%, 7/1/10,			7/1/11 (AGM)(1)	1,155,000	1,222,302
resets quarterly at 67% of			Maricopa County Phoenix
the 3-month LIBOR plus			Union High School District
0.81% with no caps(1)	7,500,000	4,996,875	No. 210 GO, 4.75%,
Arizona Health Facilities			7/1/11 (AGM)(1)	1,445,000	1,512,583
Auth. Rev., Series 2008 D,			Maricopa County Saddle
(Banner Health), 5.00%,			Mountain Unified School
1/1/15(1)	3,000,000	3,264,900	District No. 90 GO,
Arizona School Facilities			Series 2003 A, (School
Board Rev., (State School			Improvements),
Improvement), 5.50%,			5.00%, 7/1/10(1)	1,955,000	1,960,122
7/1/11, Prerefunded at			Maricopa County Saddle
100% of Par(1)(2)	1,750,000	1,847,405	Mountain Unified School
Arizona State University			District No. 90 GO,
COP, Series 2006 A,			Series 2003 A, (School
(University of Arizona),			Improvements),
5.00%, 6/1/18 (Ambac)(1)	1,935,000	2,108,105	5.25%, 7/1/11(1)	2,415,000	2,492,377

Tax-Free Bond

	Principal			Principal
	Amount	Value		Amount	Value
Maricopa County Saddle			Pima County Metropolitan
Mountain Unified School			Domestic Water
District No. 90 GO,			Improvement District Rev.,
Series 2003 A, (School			5.25%, 7/1/18 (Ambac)(1)	$ 1,710,000	$ 1,927,580
Improvements),			Pima County Metropolitan
5.25%, 7/1/12(1)	$ 2,000,000	$ 2,114,720	Domestic Water
Maricopa County Scottsdale			Improvement District Rev.,
Unified School District			5.25%, 7/1/19 (Ambac)(1)	1,800,000	2,024,028
No. 48 GO, 6.60%, 7/1/12(1)	1,000,000	1,120,100	Pima County Tucson Unified
Mohave County Community			School District No. 1 GO,
College District Rev., 5.75%,			4.625%, 7/1/13 (AGM)(1)	2,600,000	2,795,156
3/1/14 (Ambac)(1)	1,265,000	1,269,567	Pinal County Apache
Mohave County Industrial			Junction Unified School
Development Auth.			District No. 43 GO,
Correctional Facilities			Series 2006 B, (School
Contract Rev., (Mohave			Improvements), 5.00%,
Prison, LLC Expansion),			7/1/16, Prerefunded at 100%
8.00%, 5/1/25(1)	5,000,000	5,626,650	of Par (FGIC)(1)(2)	775,000	907,951
Mohave County Industrial			Pinal County COP, 4.75%,
Development Auth.			6/1/13 (Ambac)(1)	820,000	853,423
Rev., Series 2004 A,			Pinal County COP,
(Mohave Prison), 5.00%,			5.00%, 12/1/25(1)	3,920,000	3,949,831
4/1/14 (XLCA)(1)(2)	1,655,000	1,879,716
			Queen Creek Improvement
Navajo County Unified			District No. 1 Special
School District No. 20 Rev.,			Assessment Rev.,
Series 2006 A, 5.00%,			5.00%, 1/1/16(1)	1,000,000	1,013,320
7/1/17 (NATL)(1)	1,815,000	2,050,242
			Salt River Agricultural
Phoenix Civic Improvement			Improvement & Power Rev.,
Corp. Waste System Rev.,			Series 2009 A, (Electric
(Junior Lien), 6.25%,			System Distribution),
7/1/10, Prerefunded at 101%			5.00%, 1/1/39(1)	10,000,000	10,531,100
of Par (FGIC)(1)(2)	1,000,000	1,015,470
			South Tucson Municipal
Phoenix Civic Improvement			Property Corp. Rev., 5.50%,
Corp. Wastewater System			6/1/11, Prerefunded at
Rev., (Senior Lien),			100% of Par(1)(2)	3,085,000	3,240,299
5.50%, 7/1/24(1)	1,750,000	1,980,230
			University of Arizona COP,
Phoenix Civic Improvement			Series 2002 A, 5.50%,
Corp. Water System Rev.,			6/1/12, Prerefunded at
(Junior Lien), 5.50%,			100% of Par (Ambac)(1)(2)	1,505,000	1,645,386
7/1/19 (NATL/FGIC)(1)	1,000,000	1,077,960
					85,286,611
Phoenix GO, Series 1995 A,
6.25%, 7/1/17(1)	1,070,000	1,330,823	CALIFORNIA — 16.3%
Phoenix Industrial			ABAG Finance Auth. for
Development Auth.			Nonprofit Corps. Rev.,
Government Office Lease			(Brandeis Hillel Day School),
Rev., (Capitol Mall LLC),			VRDN, 2.75%, 6/3/10
5.00%, 9/15/26 (Ambac)(1)	1,750,000	1,772,610	(LOC: Allied Irish Bank plc)	8,545,000	8,545,000
Pima County Indian Oasis-			California Department of
Baboquivari Unified School			Water Resources Power
District No. 40 Rev.,			Supply Rev., Series 2005 F5,
			5.00%, 5/1/22(1)	6,215,000	6,796,662
Series 2002 A, 4.60%,
7/1/13 (NATL)(1)	1,200,000	1,278,000	California Department of
Pima County Marana			Water Resources Power
Unified School District			Supply Rev., Series 2005 G4,
			5.00%, 5/1/16(1)	2,450,000	2,779,108
No. 6 GO, 5.50%, 7/1/15
(NATL/FGIC)(1)	1,125,000	1,140,559

Tax-Free Bond

	Principal			Principal
	Amount	Value		Amount	Value
California Department of			California Health Facilities
Water Resources Power			Financing Auth. Rev.,
Supply Rev., Series 2008 H,			Series 2009 A, (Children’s
5.00%, 5/1/21(1)	$10,000,000	$ 11,003,900	Hospital of Orange County),
California Department of			6.50%, 11/1/38(1)	$10,000,000	$ 10,651,600
Water Resources Rev.,			California Infrastructure
Series 2008 AE, (Central			& Economic Development
Valley), 5.00%, 12/1/22(1)	3,000,000	3,384,930	Bank Rev., (St. Margarets
California Department of			Epicopal School), VRDN,
Water Resources Rev.,			2.75%, 6/3/10 (LOC: Allied
Series 2009 AF, (Central			Irish Bank plc)(1)	3,400,000	3,400,000
Valley), 5.00%, 12/1/22(1)	10,000,000	11,353,000	California Municipal Finance
California Educational			Auth. Rev., (Community
Facilities Auth. Rev.,			Hospital of Central
Series 2009 A, (Pomona			California), 5.50%, 2/1/39(1)	1,450,000	1,345,426
College), 5.00%, 1/1/24(1)	3,500,000	3,957,240	California Public Works
California GO,			Board Lease Rev., Series
5.00%, 10/1/16(1)	10,000,000	11,128,500	2009 A, (Department
			General Services –
California GO,			Buildings 8 & 9),
5.00%, 10/1/18(1)	10,000,000	11,061,300
			6.25%, 4/1/34(1)	4,000,000	4,216,080
California GO,			California Public Works
5.75%, 4/1/31(1)	16,630,000	17,731,571
			Board Rev., Series 2009 G1,
California GO,			5.00%, 10/1/16(1)	10,000,000	10,805,800
6.00%, 4/1/38(1)	5,000,000	5,457,900
			California Statewide
California GO,			Communities Development
5.50%, 11/1/39(1)	10,000,000	10,273,300	Auth. Rev., (Centre For Early
California GO, Series 2009			Education), VRDN, 2.75%,
B, VRDN, 5.00%, 7/1/14(1)	8,000,000	8,868,480	6/3/10 (LOC: Allied Irish
California Health Facilities			Bank plc)(1)	7,100,000	7,100,000
Financing Auth. Rev.,			California Statewide
Series 2008 A3,			Communities Development
(Stanford Hospital),			Auth. Rev., (Proposition
VRDN, 3.45%, 6/15/11(1)	2,300,000	2,354,119	1A Receivables), 5.00%,
California Health Facilities			6/15/13(1)	14,500,000	15,788,615
Financing Auth. Rev.,			California Statewide
Series 2008 C, (Providence			Communities Development
Health & Services),			Auth. Rev., Series 2001 B,
6.50%, 10/1/38(1)	2,125,000	2,409,814	(Kaiser Permanente), VRDN,
California Health Facilities			3.90%, 7/1/14(1)	2,000,000	2,040,160
Financing Auth. Rev., Series			California Statewide
2008 I, (Catholic Healthcare			Communities Development
West), 5.125%, 7/1/22(1)	5,725,000	5,983,713	Auth. Rev., Series 2009 A,
California Health Facilities			(Kaiser Permanente),
Financing Auth. Rev.,			5.00%, 4/1/16(1)	8,000,000	8,855,680
Series 2009 A, (Adventist			California Statewide
Health System West),			Communities Development
5.75%, 9/1/39(1)	2,500,000	2,614,750	Auth. Water & Waste Rev.,
California Health Facilities			Series 2004 A, (Pooled
Financing Auth. Rev., Series			Financing Program), 5.00%,
2009 A, (Catholic Healthcare			10/1/12 (AGM)(1)(2)	230,000	252,844
West), 5.50%, 7/1/22(1)	5,000,000	5,455,250	California Statewide
			Communities Development
			Auth. Water & Waste Rev.,
			Series 2004 A, (Pooled
			Financing Program), 5.00%,
			10/1/12 (AGM)(1)	845,000	917,577

Tax-Free Bond

	Principal			Principal
	Amount	Value		Amount	Value
California Statewide			Los Angeles Unified School
Communities Development			District GO, Series 2009 I,
Auth. Water & Waste Rev.,			5.00%, 7/1/21(1)	$ 6,520,000	$ 7,275,733
Series 2004 A, (Pooled			Manteca Unified School
Financing Program), 5.25%,			District GO, 5.25%, 8/1/14,
10/1/13, Prerefunded at			Prerefunded at 100% of
101% of Par (AGM)(1)(2)	$ 430,000	$ 494,143	Par (AGM)(1)(2)	2,200,000	2,559,876
California Statewide			Metropolitan Water
Communities Development			District of Southern
Auth. Water & Waste Rev.,			California Rev., Series
Series 2004 A, (Pooled			2009 C, 5.00%, 7/1/35(1)	2,300,000	2,445,820
Financing Program), 5.25%,
10/1/19 (AGM)(1)	1,570,000	1,724,535	Northern California Power
			Agency Rev., Series
Foothill-De Anza Community			2008 C, (Hydroelectric
College District GO,			Project Number One),
Series 2007 B, 5.00%,			5.00%, 7/1/19 (AGC)(1)	2,300,000	2,571,285
8/1/17 (Ambac)(1)	3,510,000	4,091,502
			Northern California Power
Foothill-De Anza Community			Agency Rev., Series
College District GO, Series			2008 C, (Hydroelectric
2007 B, (Election of 2006),			Project Number One),
5.00%, 8/1/27 (Ambac)(1)	1,875,000	1,990,838	5.00%, 7/1/20 (AGC)(1)	2,500,000	2,758,475
Golden State Tobacco			Northern California Power
Securitization Corp.			Agency Rev., Series
Settlement Rev., Series			2008 C, (Hydroelectric
2007 A1, 5.75%, 6/1/47(1)	5,000,000	3,666,350	Project Number One),
Hesperia Unified School			5.00%, 7/1/21 (AGC)(1)	5,000,000	5,465,400
District COP, (2007 Capital			Northern California Power
Improvement), 5.00%,			Agency Rev., Series 2010 A,
2/1/17 (Ambac)(1)	1,070,000	1,135,045	5.00%, 7/1/16(1)	1,000,000	1,123,290
Imperial Irrigation District			Northern California Power
COP, (Water System),			Agency Rev., Series 2010 A,
5.50%, 7/1/29 (Ambac)(1)	3,000,000	3,053,940	5.00%, 7/1/17(1)	1,500,000	1,677,105
Los Angeles Community			Plumas Unified School
College District GO, Series			District GO, 5.25%,
2008 E1, (Election of 2001),			8/1/20 (AGM)(1)	1,000,000	1,142,870
5.00%, 8/1/20(1)	2,250,000	2,521,507
			Sacramento County COP,
Los Angeles COP Rev.,			5.75%, 2/1/30(1)	1,600,000	1,612,848
Series 2007 A, (Laurence
School), VRDN, 2.75%,			San Bernardino Community
6/3/10 (LOC: Allied Irish			College District GO, Series
Bank plc)(1)	2,930,000	2,930,000	2008 A, (Election of 2002),
			6.25%, 8/1/33(1)	4,700,000	5,318,849
Los Angeles COP Rev.,
Series 2007 A, (Windward			San Diego Public Facilities
School), VRDN, 2.75%,			Financing Sewer Auth.
6/3/10 (LOC: Allied Irish			Rev., Series 2010 A,
			5.25%, 5/15/24(1)	6,600,000	7,387,578
Bank plc)(1)	6,000,000	6,000,000
Los Angeles Department of			San Francisco City & County
Water & Power Waterworks			Airports Commission Rev.,
Rev., Series 2009 B,			Series 2008-34F, 5.00%,
			5/1/17 (AGC)(1)	4,140,000	4,721,960
5.00%, 7/1/20(1)	5,000,000	5,732,600
Los Angeles Unified School			San Francisco Uptown
District GO, Series 2009 D,			Parking Corp. Rev.,
5.00%, 7/1/18(1)	2,300,000	2,617,630	(Union Square), 5.50%,
			7/1/15 (NATL)(1)	1,830,000	1,915,790
Los Angeles Unified School
District GO, Series 2009 D,
5.00%, 7/1/20(1)	6,065,000	6,838,530

Tax-Free Bond

	Principal			Principal
	Amount	Value		Amount	Value
San Francisco Uptown			Colorado Educational &
Parking Corp. Rev.,			Cultural Facilities Auth.
(Union Square), 6.00%,			Rev., (Northwest Nazarene
7/1/20 (NATL)(1)	$ 1,000,000	$ 1,070,210	University Facilities),
San Francisco Uptown			4.60%, 11/1/16(1)	$ 760,000	$ 759,225
Parking Corp. Rev.,			Colorado Health Facilities
(Union Square), 6.00%,			Auth. Rev., (Catholic
7/1/31 (NATL)(1)	2,000,000	2,110,880	Health Initiatives),
San Marcos Public Facilities			6.00%, 10/1/23(1)	1,500,000	1,695,015
Auth. Tax Allocation Rev.,			Colorado Health Facilities
Series 2006 A, (Project			Auth. Rev., (Yampa
Area No. 3), 5.00%,			Valley Medical Center),
8/1/20 (Ambac)(1)	1,525,000	1,566,526	5.00%, 9/15/11(1)	1,280,000	1,325,542
Southern California Public			Colorado Health Facilities
Power Auth. Rev., Series			Auth. Rev., Series 2006 B,
2008 A, (Transmission),			(Longmont United Hospital),
5.00%, 7/1/22(1)	2,875,000	3,136,309	5.00%, 12/1/20 (Radian)(1)	1,000,000	958,180
Tuolumne Wind Project			Colorado Water Resources
Auth. Rev., Series 2009 A,			& Power Development Auth.
5.625%, 1/1/29(1)	2,800,000	3,030,580	Rev., Series 2000 A, 6.25%,
Vernon Electric System Rev.,			9/1/10, Prerefunded at
Series 2009 A, 5.125%,			100% of Par(1)(2)	450,000	456,948
8/1/21(1)	10,000,000	10,521,000	Colorado Water Resources
Vista COP, (Community			& Power Development Auth.
Projects), 5.00%,			Rev., Series 2000 A,
5/1/37 (NATL)(1)	5,850,000	5,559,430	6.25%, 9/1/16(1)	50,000	50,775
		314,300,753	Compark Business Campus
			Metropolitan District GO,
COLORADO — 1.1%			Series 2007 A, 5.30%,
Arapahoe County Water			12/1/22 (Radian)(1)	1,195,000	1,017,734
& Wastewater Public			Denver City and County
Improvement District GO,			Airport Rev., Series 2010 A,
Series 2002 B, 5.75%,			5.00%, 11/15/21(1)	2,500,000	2,759,950
12/1/17 (NATL)(1)	1,100,000	1,185,778
			Douglas & Elbert Counties
Aurora Hospital Rev.,			School District No. Re-1
(Childrens Hospital			GO, Series 2002 B, 5.75%,
Association),			12/15/12, Prerefunded at
5.00%, 12/1/40(1)	1,250,000	1,250,975
			100% of Par (AGM)(1)(2)	1,000,000	1,124,720
Colorado Educational &			El Paso County School
Cultural Facilities Auth.			District No. 8 & Fountain-
Rev., (Northwest Nazarene			Fort Carson School District
University Facilities), 4.60%,			Finance Corp. COP, 4.25%,
11/1/10, Prerefunded at			12/15/13 (Ambac)(1)	1,020,000	1,043,287
102% of Par(1)(2)	40,000	41,510
			SBC Metropolitan District
Colorado Educational &			GO, 5.00%, 12/1/20 (ACA)(1)	175,000	180,864
Cultural Facilities Auth.
Rev., (Northwest Nazarene			University of Colorado
University Facilities),			Regents COP, 6.00%,
4.75%, 11/1/10(1)(2)	170,000	173,133	12/1/22 (NATL-IBC)(1)	5,000,000	5,190,700
Colorado Educational &			University of Colorado Rev.,
Cultural Facilities Auth.			Series 2009 A, 5.25%,
Rev., (Northwest Nazarene			6/1/30(1)	1,200,000	1,302,600
University Facilities),					21,253,353
4.75%, 11/1/10(1)	730,000	736,417

Tax-Free Bond

	Principal			Principal
	Amount	Value		Amount	Value
CONNECTICUT — 1.7%			FLORIDA — 5.0%
Bridgeport GO, Series			Citizens Property Insurance
2004 A, 5.25%, 8/15/14,			Corp. Rev., Series 2008 A1,
Prerefunded at 100%			(Second High Risk Notes),
of Par (NATL)(1)(2)	$ 2,150,000	$ 2,498,537	5.00%, 6/1/11(1)	$ 2,500,000	$ 2,597,850
Connecticut Economic			Citizens Property Insurance
Recovery GO, Series 2009 A,			Corp. Rev., Series 2010 A1,
5.00%, 1/1/13(1)	5,000,000	5,524,600	(Second High Risk Notes),
Connecticut Economic			5.25%, 6/1/17(1)	5,800,000	6,123,872
Recovery GO, Series 2009 A,			Collier County School
5.00%, 1/1/14(1)	3,900,000	4,408,365	Board COP, 5.50%,
Connecticut GO, Series			2/15/12 (AGM)(1)	1,475,000	1,574,681
2001 C, 5.50%, 12/15/13			Escambia County Solid
(NATL-IBC)(1)	4,000,000	4,614,080	Waste Disposal System Rev.,
Connecticut GO, Series			(Gulf Power Co.), VRDN,
2006 C, 5.00%, 6/1/14(1)	5,000,000	5,709,750	0.33%, 6/1/10(1)	11,600,000	11,600,000
Connecticut GO, Series			Florida Hurricane
2006 D, 5.00%, 11/1/15(1)	1,595,000	1,858,015	Catastrophe Fund Finance
			Corp. Rev., Series 2008 A,
Connecticut Health &			5.00%, 7/1/13(1)	10,000,000	10,673,000
Educational Facilities Auth.
Rev., Series 2003 X3, (Yale			Florida Municipal Power
University), 4.85%, 7/1/37(1)	4,500,000	4,703,760	Agency Rev., Series 2009 A,
			(All Requirements Power),
Connecticut Health &			5.25%, 10/1/20	2,000,000	2,261,760
Educational Facilities
Auth. Rev., Series 2007 I,			Florida Municipal Power
(Quinnipiac University),			Agency Rev., Series 2009 A,
5.00%, 7/1/16 (NATL)(1)	2,660,000	3,001,464	(All Requirements Power),
		32,318,571	5.25%, 10/1/21	3,470,000	3,895,734
			Florida Rural Utility
DISTRICT OF COLUMBIA — 1.5%			Financing Commission
District of Columbia Rev.,			Rev., (Public Project
(Gonzaga College High			Construction), 3.25%,
School), 5.20%,			2/1/11(1)	2,070,000	2,071,511
7/1/12 (AGM)(1)	1,155,000	1,169,518
			Halifax Hospital Medical
District of Columbia Rev.,			Center Rev., Series 2006 A,
Series 2010 A, 5.00%,			5.25%, 6/1/16(1)	1,000,000	1,073,180
12/1/19(1)	5,000,000	5,849,900
			Halifax Hospital Medical
District of Columbia Rev.,			Center Rev., Series 2006 A,
Series 2010 C, VRN,			5.25%, 6/1/18(1)	900,000	939,033
0.47%, 6/3/10(1)	10,000,000	10,028,400
			Halifax Hospital Medical
District of Columbia Water			Center Rev., Series 2006 B1,
& Sewer Auth. Public			5.50%, 6/1/38 (AGM)(1)	1,000,000	1,018,130
Utility Rev., Series 2008 A,			Halifax Hospital Medical
(Subordinate Lien), 5.00%,			Center Rev., Series 2006 B2,
10/1/34 (AGC)(1)	1,200,000	1,247,196
			5.375%, 6/1/31 (AGM)(1)	2,000,000	2,045,020
Metropolitan Washington			Indian River County Rev.,
Airports Auth. Rev., Series			(Spring Training
2009 A, (First Senior Lien),			Facility), 5.25%,
5.00%, 10/1/39(1)	5,000,000	5,204,150
			4/1/15 (NATL/FGIC)(1)	1,235,000	1,290,624
Washington Metropolitan			JEA Electric System Rev.,
Area Transit Auth. Rev.,			Series 2009 A, 5.50%,
Series 2009 A, 5.00%,			10/1/39(1)	10,000,000	10,690,300
7/1/17(1)	4,600,000	5,272,198
		28,771,362

Tax-Free Bond

	Principal			Principal
	Amount	Value		Amount	Value
Miami Beach Stormwater			St. Petersburg Health
Rev., 5.75%, 9/1/10,			Facilities Auth. Rev., Series
Prerefunded at 101%			2009 A, (All Children’s
of Par (NATL/FGIC)(1)(2)	$ 1,000,000	$ 1,024,040	Health Facilities),
Miami Beach Water &			6.50%, 11/15/39	$ 4,700,000	$ 5,218,833
Sewer Rev., 5.625%, 9/1/10,			Sumter County School
Prerefunded at 101% of			Board COP, 5.50%, 7/1/12,
Par (Ambac)(1)(2)	1,910,000	1,955,133	Prerefunded at 100% of
Miami Parking Facilities			Par (NATL)(1)(2)	1,000,000	1,100,810
Rev., 5.25%, 10/1/15			Sunrise Rev., 5.20%,
(NATL)(1)	650,000	737,100	10/1/22 (Ambac)(1)	1,000,000	1,057,940
Miami-Dade County Aviation			Tampa Bay Water Utility
Department Rev.,			System Rev., 5.00%,
Series 2007 D, (Miami			10/1/38(1)	1,690,000	1,769,684
International Airport),			Tampa Guaranteed
5.25%, 10/1/26 (AGM)(1)	4,650,000	5,028,650	Entitlement Rev., 6.00%,
Miami-Dade County GO,			10/1/18 (Ambac)(1)	375,000	438,922
(Double Barreled Aviation),			Tampa Water & Sewer Rev.,
5.00%, 7/1/17(1)	1,000,000	1,133,710	6.00%, 10/1/17 (AGM)(1)	1,000,000	1,205,310
Miami-Dade County School					96,729,549
Board COP, Series 2001 C,
5.50%, 10/1/11, Prerefunded			GEORGIA — 3.3%
at 100% of Par (AGM)(1)(2)	1,000,000	1,064,460	Athens-Clarke County
Orange County School Board			Unified Government
COP, Series 2002 A, 5.50%,			Water & Sewer Rev.,
			5.625%, 1/1/28(1)	1,200,000	1,348,908
8/1/12, Prerefunded at
100% of Par (NATL)(1)(2)	1,875,000	2,069,812	Atlanta Rev., Series 2009 A,
			6.00%, 11/1/27(1)	5,000,000	5,490,150
Orlando & Orange County
Expressway Auth. Rev.,			Atlanta Rev., Series 2009 A,
(Junior Lien), 6.50%,			6.00%, 11/1/28(1)	3,000,000	3,279,750
7/1/11 (NATL/FGIC)(1)	450,000	475,862	Burke County Development
Orlando Utilities Commission			Auth. Pollution Control Rev.,
System Rev., Series 2009 B,			Series 2007 B, (Oglethorpe
5.00%, 10/1/33(1)	2,000,000	2,112,500	Power Corp. Vogtle), VRDN,
			4.75%, 4/1/11 (NATL)(1)	3,210,000	3,309,350
Orlando Utilities Commission
Water & Electric Rev., Series			De Kalb County Hospital
1989 D, 6.75%, 10/1/17(1)(2)	1,000,000	1,190,980	Antic Auth. Rev., (De Kalb
Palm Beach County Health			Medical Center, Inc.),
Facilities Auth. Rev.,			6.125%, 9/1/40	2,450,000	2,469,208
Series 2010 A, (Bethesda			Fulton County Development
Healthcare System),			Auth. Rev., Series 2001 A,
5.25%, 7/1/40 (AGM)(1)	6,250,000	6,293,500	(TUFF/Atlanta Housing, LLC
Putnam County			Project at Georgia State
Development Auth. Pollution			University), 5.50%,
			9/1/18 (Ambac)(1)	1,250,000	1,309,250
Control Rev., Series
2007 B, (Seminole Electric			Georgia GO, Series 2009 G,
Cooperative, Inc.), VRDN,			5.00%, 11/1/16(1)	2,000,000	2,358,460
5.35%, 5/1/18 (Ambac)(1)	1,500,000	1,627,845	Georgia GO, Series 2009 I,
South Lake County Hospital			5.00%, 7/1/16(1)	10,000,000	11,746,800
District Rev., Series 2010 A,			Georgia GO, Series 2009 I,
(South Lake Hospital),			5.00%, 7/1/19(1)	10,000,000	11,918,500
6.25%, 4/1/39	3,250,000	3,369,763	Georgia Municipal Electric
			Auth. Rev., Series 2008 A,
			(Project 1), 5.25%, 1/1/17(1)	5,000,000	5,697,050

Tax-Free Bond

	Principal			Principal
	Amount	Value		Amount	Value
Georgia Municipal Electric			ILLINOIS — 4.1%
Auth. Rev., Series 2008 D,			Bedford Park GO,
(General Resolution),			Series 2004 A, 5.25%,
5.50%, 1/1/26(1)	$ 4,800,000	$ 5,255,136	12/15/20 (AGM)(1)	$ 2,000,000	$ 2,194,380
Georgia Municipal Electric			Chicago Board of Education
Power Auth. Rev., Series			GO, Series 2008 C,
1991 V, 6.50%, 1/1/11,			5.25%, 12/1/23(1)	5,000,000	5,432,700
Prerefunded at 100%
of Par (NATL-IBC)			Chicago O’Hare International
(Bank of New York)(1)(2)	10,000	10,324	Airport Rev., Series 1993 A,
			(Senior Lien), 5.00%,
Georgia Municipal Electric			1/1/12 (NATL-IBC)(1)	4,000,000	4,252,640
Power Auth. Rev., Series
1991 V, 6.50%, 1/1/12			Chicago O’Hare International
(NATL-IBC) (Bank of			Airport Rev., Series 2008 A,
			5.00%, 1/1/12 (AGM)(1)	2,310,000	2,454,768
New York)(1)(2)	90,000	95,190
Georgia Municipal Electric			Chicago O’Hare International
Power Auth. Rev., Series			Airport Rev., Series 2008 A,
			5.00%, 1/1/13 (AGM)(1)	2,350,000	2,560,160
1991 V, 6.50%, 1/1/12
(NATL-IBC) (Bank of			Chicago O’Hare International
New York)(1)	345,000	364,237	Airport Rev., Series 2008 A,
			5.00%, 1/1/14 (AGM)(1)	4,000,000	4,421,120
Georgia Road & Tollway
Auth. Rev., Series 2009 A,			Chicago O’Hare International
(Federal Highway			Airport Rev., Series 2008 C,
Grant Antic Bonds),			4.00%, 1/1/17 (AGM)(1)	600,000	632,688
5.00%, 6/1/21(1)	4,000,000	4,565,320	Chicago Rev., Series 2006 A,
LaGrange Water &			(Second Lien), 5.00%,
Sewerage Rev., 5.00%,			11/1/13 (Ambac)(1)	1,015,000	1,133,521
1/1/12 (Ambac)(1)	2,000,000	2,122,720	Cicero GO, Series 2005 A,
Marietta Development Auth.			5.25%, 1/1/20 (XLCA)(1)	1,250,000	1,254,987
Rev., (Life University, Inc.),			Cicero GO, Series 2005 A,
6.25%, 6/15/20(1)	1,035,000	1,013,099	5.25%, 1/1/21 (XLCA)(1)	1,000,000	999,950
Private Colleges &			Cook County Township High
Universities Auth. Rev.,			School District No. 211 GO,
Series 2009 B, (Emory			(Palantine & Schaumburg
University), 5.00%, 9/1/35(1)	1,000,000	1,067,500	Townships), 5.00%,
		63,420,952	12/1/10 (AGM)(1)	4,915,000	5,031,387
GUAM — 0.2%			Illinois Dedicated Tax Rev.,
Guam Government GO,			(Civic Center), 6.25%,
			12/15/20 (Ambac)(1)	2,000,000	2,274,540
Series 2009 A,
6.75%, 11/15/29(1)	2,850,000	3,051,410	Illinois Development
HAWAII — 0.4%			Finance Auth. Rev., Series
			2001 B, (Midwestern
Hawaii GO, Series 2010 DY,			University), 5.75%, 5/15/11,
5.00%, 2/1/15(1)	1,000,000	1,151,470	Prerefunded at 101%
Hawaii Pacific Health Rev.,			of Par(1)(2)	400,000	423,288
Series 2010 A, 5.50%,			Illinois Finance Auth. Rev.,
7/1/40(3)	3,500,000	3,479,420	(Central DuPage Health),
Honolulu City and County			5.00%, 11/1/27	3,595,000	3,670,747
GO, Series 2009 A,			Illinois Finance Auth. Rev.,
5.00%, 4/1/21(1)	3,000,000	3,452,760	Series 2008 D, (Advocate
		8,083,650	Health Care Network),
IDAHO(4)			6.25%, 11/1/28(1)	5,000,000	5,600,300
Blaine County Hailey			Illinois Finance Auth. Rev.,
School District No. 61 GO,			Series 2009 C, (Rush
5.00%, 7/30/10 (School			University Medical Center),
Bond Guarantee)(1)	1,000,000	1,008,240	6.375%, 11/1/29(1)	5,000,000	5,407,600

Tax-Free Bond

	Principal			Principal
	Amount	Value		Amount	Value
Illinois Finance Auth. Rev.,			Southwestern Illinois
Series 2010 A, (Provena			Development Auth. Rev.,
Health), 5.00%, 5/1/13(1)	$ 1,665,000	$ 1,741,840	(Triad School District No. 2),
Illinois Finance Auth. Rev.,			5.00%, 10/1/18 (NATL)(1)	$ 1,000,000	$ 1,103,320
Series 2010 A, (Provena			University of Illinois
Health), 5.00%, 5/1/14(1)	1,000,000	1,046,460	COP, Series 2006 A,
Illinois Finance Auth. Rev.,			(Academic Facilities),
Series 2010 A, (Provena			5.00%, 3/15/16 (Ambac)(1)	3,270,000	3,631,302
Health), 5.25%, 5/1/16	1,000,000	1,035,590			78,545,254
Illinois Finance Auth.			INDIANA — 1.3%
Student Housing Rev.,			Hamilton Southeastern
Series 2006 B, (Educational			Consolidated School
Advancement Fund, Inc.),			Building Corp. Rev.,
5.00%, 5/1/11(1)	1,800,000	1,823,652	(Hamilton County),
Illinois Health Facilities			4.25%, 7/15/20 (AGM)(1)	1,000,000	1,030,790
Auth. Rev., Series 1992 C,			Indiana Bond Bank Rev.,
(Evangelical Hospital),			Series 2006 A, 5.00%,
6.75%, 4/15/12(1)(2)	500,000	500,515	8/1/17 (AGM)(1)	1,520,000	1,723,482
Kane County Community			Indiana Bond Bank Rev.,
Unit School District			Series 2006 A, 5.00%,
No. 304 GO, 6.20%, 1/1/15,			8/1/18 (AGM)(1)	1,600,000	1,792,304
Prerefunded at 100% of
Par (AGM)(1)(2)	930,000	1,118,874	Indiana Bond Bank Rev.,
			Series 2006 A, 5.00%,
Metropolitan Pier &			8/1/19 (AGM)(1)	1,680,000	1,863,339
Exposition Auth. Rev.,
Series 2002 A, (Capital			Indiana Finance Auth. Lease
Appreciation – McCormick			Rev., Series 2008 A1,
			5.00%, 11/1/16(1)	5,000,000	5,625,700
Place Exposition), 5.81%,
12/15/31 (NATL)(1)(5)	48,370,000	14,080,991	Indiana Finance Auth. Rev.,
Ogle Lee & De Kalb Counties			(United States Steel Corp.),
			6.00%, 12/1/26(1)	1,250,000	1,281,750
Township High School
District No. 212 GO, 6.00%,			Indiana Municipal Power
12/1/11, Prerefunded at			Agency Rev., Series 2009 B,
100% of Par (NATL)(1)(2)	1,035,000	1,120,067	(Power Supply System),
			5.25%, 1/1/24(1)	2,545,000	2,764,659
Ogle Lee & De Kalb Counties
Township High School			Indiana Municipal Power
District No. 212 GO, 6.00%,			Agency Rev., Series 2009 B,
12/1/11, Prerefunded at			(Power Supply System),
100% of Par (NATL)(1)(2)	1,145,000	1,239,107	5.375%, 1/1/25(1)	1,600,000	1,741,584
Ogle Lee & De Kalb Counties			Indiana Transportation
Township High School			Finance Auth. Rev.,
District No. 212 GO, 6.00%,			Series 1990 A, 7.25%,
12/1/18 (NATL)(1)	75,000	80,140	6/1/10, Prerefunded at
			100% of Par(1)(2)	75,000	77,484
Regional Transportation
Auth. Rev., Series 1990 A,			Indiana Transportation
7.20%, 11/1/20 (Ambac)(1)	1,000,000	1,232,820	Finance Auth. Rev., Series
			1990 A, 7.25%, 6/1/15(1)	690,000	791,368
Rock Island-Mercer et al
Counties Community			Indianapolis Local Public
College District No. 503 GO,			Improvement Bond Bank
Series 2008 A, (Black			Rev., Series 2002 A,
Hawk College), 4.00%,			(Water Works), 5.00%,
12/1/11 (Ambac)(1)	1,000,000	1,045,800	7/1/12 (NATL)(1)	1,435,000	1,548,537

Tax-Free Bond

	Principal			Principal
	Amount	Value		Amount	Value
Mount Vernon of Hancock			Kentucky Economic
County Multi-School			Development Finance Auth.
Building Corp. Rev.,			Rev., Series 2009 A,
Series 2001 B, (First			(Baptist Healthcare
Mortgage), 5.75%, 7/15/11,			System), 5.375%, 8/15/24	$ 3,000,000	$ 3,251,220
Prerefunded at 100% of			Kentucky Economic
Par (Ambac)(1)(2)	$ 1,500,000	$ 1,588,095	Development Finance Auth.
Valparaiso Middle Schools			Rev., Series 2009 A,
Building Corp. Rev., (First			(Baptist Healthcare
Mortgage), 5.75%, 7/15/11,			System), 5.625%, 8/15/27	1,250,000	1,365,312
Prerefunded at 100% of					9,254,252
Par (FGIC)(1)(2)	1,650,000	1,749,429
			LOUISIANA — 0.3%
Zionsville Community
Schools Building Corp. Rev.,			Louisiana Public Facilities
(First Mortgage), 5.75%,			Auth. Rev., Series 2006 A,
1/15/12, Prerefunded at			(Black & Gold Facilities),
			4.00%, 7/1/13 (CIFG)(1)	1,105,000	1,109,752
100% of Par (FGIC)(1)(2)	1,000,000	1,083,290
		24,661,811	Louisiana Public Facilities
			Auth. Rev., Series 2006 A,
IOWA — 0.4%			(Black & Gold Facilities),
Iowa Finance Auth. Health			5.00%, 7/1/15 (CIFG)(1)	1,205,000	1,242,042
Facilities Rev., Series			Louisiana Public Facilities
2006 A, (Development Care			Auth. Rev., Series 2007 A,
Initiatives), 5.25%, 7/1/13(1)	1,485,000	1,472,838	(Black & Gold Facilities),
Iowa Finance Auth. Health			5.00%, 7/1/22 (CIFG)(1)	1,465,000	1,483,693
Facilities Rev., Series			New Orleans Aviation
2006 A, (Development Care			Board Gulf Opportunity
Initiatives), 5.25%, 7/1/14(1)	1,950,000	1,909,927	Zone Rev., Series 2010 A,
Iowa Finance Auth. Health			(Passenger Facility Charge),
Facilities Rev., Series			5.25%, 1/1/41(1)	2,000,000	2,005,880
2006 A, (Development Care					5,841,367
Initiatives), 5.25%, 7/1/16(1)	1,690,000	1,576,162
			MAINE — 0.1%
Iowa Rev., Series 2009 A,			Portland Airport Rev.,
(I-Jobs Program),			5.00%, 1/1/40 (AGM) (1)	1,795,000	1,809,899
5.00%, 6/1/22(1)	2,500,000	2,792,100
		7,751,027	MARYLAND — 2.5%
KANSAS — 0.4%			Baltimore Industrial
			Development Auth.
Kansas State Department of			Rev., (Baltimore Capital
Transportation Rev., Series			Acquisition), VRDN,
2009 A, 5.00%, 9/1/16(1)	4,500,000	5,276,115	0.37%, 6/2/10 (LOC:
Wichita Hospital Facilities			Bayerische Landesbank)(1)	5,445,000	5,445,000
Rev., Series 2001 III,			Maryland Economic
5.25%, 11/15/13(1)	1,280,000	1,347,469	Development Corp.
Wichita Hospital Facilities			Rev., Series 2010 A,
Rev., Series 2001 III,			(Transportation Facilities),
5.50%, 11/15/16(1)	1,195,000	1,239,633	5.75%, 6/1/35	1,000,000	1,024,450
		7,863,217	Maryland GO, Series
KENTUCKY — 0.5%			2005 A, (Capital
			Improvement & Local
Kentucky Asset/Liability			Facilities), 5.25%, 2/15/15(1)	10,000,000	11,696,800
Commission Agency Fund
Rev., Series 2010 A,			Maryland GO, Series 2005 A,
(Federal Highway Trust),			(State & Local Facilities
5.00%, 9/1/20(1)	4,000,000	4,637,720	Loan), 5.00%, 8/1/11(1)	10,000,000	10,544,800
			Maryland GO, Series 2009 C,
			(State & Local Facilities
			Loan), 5.00%, 11/1/16(1)	10,000,000	11,792,300

Tax-Free Bond

	Principal			Principal
	Amount	Value		Amount	Value
Maryland Health & Higher			Massachusetts Health &
Educational Facilities Auth.			Educational Facilities Auth.
Rev., (Doctors Community			Rev., (Boston Medical
Hospital), 5.75%, 7/1/38	$ 2,400,000	$ 2,322,000	Center), 5.25%, 7/1/38(1)	$ 5,000,000	$ 4,437,900
Maryland Health & Higher			Massachusetts Health
Educational Facilities Auth.			& Educational Facilities
Rev., (Johns Hopkins			Auth. Rev., Series 1992 F,
University), VRDN,			(Massachusetts General
3.65%, 11/15/11(1)	1,000,000	1,034,010	Hospital), 6.25%,
Maryland Health & Higher			7/1/12 (Ambac)(1)	490,000	508,547
Educational Facilities Auth.			Massachusetts Health
Rev., (Lifebridge Health			& Educational Facilities
Issue), 5.00%, 7/1/12(1)	270,000	290,255	Auth. Rev., Series 2008 A,
Maryland Health & Higher			(Massachusetts
Educational Facilities Auth.			Institute of Technology),
Rev., (Lifebridge Health			5.00%, 7/1/14(1)	5,000,000	5,748,800
Issue), 5.00%, 7/1/13(1)	1,565,000	1,710,968	Massachusetts Health
Maryland Health & Higher			& Educational Facilities
Educational Facilities Auth.			Auth. Rev., Series 2009 A,
Rev., Series 2008 A,			(Harvard University),
(Johns Hopkins University),			5.50%, 11/15/36(1)	6,800,000	7,758,256
5.25%, 7/1/38(1)	1,645,000	1,780,564	Massachusetts Health
		47,641,147	& Educational Facilities
			Auth. Rev., Series 2009 O,
MASSACHUSETTS — 4.0%			(Massachusetts
Macon Trust Various States			Institute of Technology),
Rev., Series 2007-344,			5.75%, 7/1/26(1)	10,000,000	11,731,000
VRDN, 0.38%, 6/1/10			Massachusetts Health
(LOC: Bank of America N.A.)			& Educational Facilities
(LIQ FAC: Bank of			Auth. Rev., Series 2010 A,
America N.A.)(6)	5,305,000	5,305,000
			(Northeastern University),
Massachusetts Bay			5.00%, 10/1/35	2,900,000	2,934,858
Transportation Auth. Rev.,			Massachusetts Health &
Series 2008 A, 5.25%,			Educational Facilities Auth.
7/1/34(1)	3,300,000	3,576,705
			Rev., Series 2010 G, (Umass
Massachusetts Development			Memorial), 5.00%, 7/1/20(1)	1,500,000	1,524,915
Finance Agency Rev., Series			Massachusetts Health &
2007 C, (Wheelock College),			Educational Facilities Auth.
5.00%, 10/1/17(1)	1,760,000	1,791,258
			Rev., Series 2010 G, (Umass
Massachusetts Development			Memorial), 5.00%, 7/1/21(1)	1,050,000	1,059,901
Finance Agency Rev.,			Massachusetts
Series 2009 V2,			State Department of
(Boston University),			Transportation Metropolitan
2.875%, 10/1/14(1)	5,000,000	5,185,850
			Highway Rev., Series
Massachusetts GO, Series			2010 B, (Metropolitan
2002 C, (Consolidated			Senior), 5.00%, 1/1/23(1)	1,000,000	1,080,630
Loan of 2002), 5.50%,			Massachusetts
11/1/12 (AGM)(1)	10,000,000	11,131,800
			State Department of
Massachusetts GO, Series			Transportation Metropolitan
2006 D, (Consolidated Loan			Highway Rev., Series
of 2002), 5.00%, 8/1/14(1)	2,500,000	2,859,650	2010 B, (Metropolitan
Massachusetts GO,			Senior), 5.00%, 1/1/24(1)	6,000,000	6,414,660
Series 2010 A, VRN,					78,057,880
0.67%, 6/3/10(1)	5,000,000	5,008,150

Tax-Free Bond

	Principal			Principal
	Amount	Value		Amount	Value
MICHIGAN — 2.6%			Wayne Charter County
Grand Rapids Economic			Airport Rev., Series
Development Corp. Rev.,			2002 C, 5.375%,
(St. Dominic Grand Rapids),			12/1/13 (NATL/FGIC)(1)	$ 2,215,000	$ 2,407,439
VRDN, 2.60%, 6/3/10 (LOC:			Wayne Charter County
Allied Irish Bank plc)(1)	$ 10,420,000	$ 10,420,000	Airport Rev., Series
Grand Valley State University			2002 C, 5.375%,
Rev., 5.75%, 12/1/10,			12/1/14 (NATL/FGIC)(1)	2,335,000	2,512,694
Prerefunded at 100% of			Wayne County Airport Auth.
Par (FGIC)(1)(2)	1,485,000	1,526,268	Rev., (Detroit Metropolitan
Kalamazoo Public Schools			Airport), 5.00%, 12/1/18
GO, (Building & Site),			(NATL/FGIC)(1)	3,000,000	3,127,860
4.00%, 5/1/13 (AGM)(1)	1,265,000	1,355,688	Wayne County Airport Auth.
Kalamazoo Public Schools			Rev., (Detroit Metropolitan
GO, (Building & Site),			Airport), 5.00%, 12/1/19
5.25%, 5/1/16 (AGM)(1)	1,545,000	1,763,617	(NATL/FGIC)(1)	2,000,000	2,066,720
Michigan Building Auth.					51,237,367
Rev., Series 2003 I,			MINNESOTA — 0.7%
(Facilities Program), 5.25%,			Minnesota GO, Series
10/15/11 (AGM)(1)	5,000,000	5,273,900	2008 A, 5.00%, 6/1/13(1)	10,000,000	11,220,500
Michigan Building Auth.			Minnesota Higher Education
Rev., Series 2009 I,			Facilities Auth. Rev.,
(Facilities Program),			Series 2005-6G,
5.25%, 10/15/20(1)	4,000,000	4,421,000	(Saint John University),
Michigan Higher Education			5.00%, 10/1/12(1)	1,500,000	1,616,730
Facilities Auth. Rev.,					12,837,230
(Limited Obligation –
Hillsdale College),			MISSISSIPPI — 0.7%
5.00%, 3/1/26(1)	2,345,000	2,372,038	Mississippi Development
Oakland County Economic			Bank Special Obligation
Development Corp. Rev.,			Rev., Series 2006 A,
(Lourdes Assisted Living),			(Biloxi, Mississippi),
			5.00%, 11/1/15 (Ambac)(1)	1,565,000	1,756,744
VRDN, 2.60%, 6/3/10 (LOC:
Allied Irish Bank plc)(1)	5,325,000	5,325,000	Mississippi Development
Pontiac City School District			Bank Special Obligation
GO, 5.00%, 5/1/13 (XLCA)(1)	695,000	721,764	Rev., Series 2006 A,
			(Biloxi, Mississippi),
Pontiac City School District			5.00%, 11/1/16 (Ambac)(1)	1,645,000	1,841,117
GO, 5.00%, 5/1/14 (XLCA)(1)	1,010,000	1,019,989
			Mississippi Development
Pontiac City School District			Bank Special Obligation
GO, 5.00%, 5/1/15 (XLCA)(1)	1,260,000	1,261,588	Rev., Series 2006 A,
Pontiac City School District			(Municipal Energy Agency
GO, 5.00%, 5/1/16 (XLCA)(1)	1,425,000	1,396,358	Power Supply), 5.00%,
Pontiac City School District			3/1/17 (XLCA)(1)	1,000,000	1,035,820
GO, 5.00%, 5/1/17 (XLCA)(1)	1,595,000	1,536,192	Mississippi Development
Taylor GO, 5.00%,			Bank Special Obligation
9/1/11 (NATL)(1)	575,000	605,044	Rev., Series 2007 A,
			(Mississippi Development
Wayne Charter County			Bank), 5.00%, 7/1/19
Airport Rev., Series			(Ambac)(1)	4,620,000	4,965,437
2002 C, 5.00%, 12/1/11
(NATL/FGIC)(1)	2,010,000	2,124,208	University of Southern
			Mississippi Educational
			Building Co. Rev.,
			Series 2006 A, 5.00%,
			3/1/17 (AGM)(1)	1,195,000	1,345,988

Tax-Free Bond

	Principal			Principal
	Amount	Value		Amount	Value
University of Southern			Nebraska Public Power
Mississippi Educational			District Rev., Series 2008 B,
Building Co. Rev.,			5.00%, 1/1/20(1)	$ 2,500,000	$ 2,765,600
Series 2006 A, 5.00%,			Omaha Public Power District
3/1/18 (AGM)(1)	$ 1,940,000	$ 2,161,839	Electric System Rev., Series
		13,106,945	2007 A, 5.00%, 2/1/21(1)	3,000,000	3,310,350
MISSOURI — 1.2%					8,274,150
Jackson County Public			NEVADA — 0.2%
Building Corp. Rev.,			Clark County Economic
Series 2006 A, (Capital			Development Rev.,
Improvements), 5.00%,			(University of Southern
12/1/15 (NATL)(1)	1,425,000	1,615,337	Nevada), 5.00%,
Missouri Development			4/1/22 (Radian)(1)	1,000,000	947,660
Finance Board Infrastructure			Reno Sales & Room
Facilities Rev., Series			Tax Rev., (ReTrac-Reno
2000 C, (St. Louis			Transportation Rail Access
Convention Center),			Corridor) (Senior Lien),
VRDN, 0.30%, 6/1/10			5.50%, 6/1/12, Prerefunded
(LOC: U.S. Bank N.A.)	3,700,000	3,700,000	at 100% of Par (Ambac)(1)(2)	1,550,000	1,696,227
Missouri Health &			Reno Sales & Room
Educational Facilities Auth.			Tax Rev., (ReTrac-Reno
Rev., Series 2008 A, (The			Transportation Rail Access
Washington University),			Corridor) (Senior Lien),
5.375%, 3/15/39(1)	2,000,000	2,190,240	5.50%, 6/1/12, Prerefunded
Missouri Joint Municipal			at 100% of Par (Ambac)(1)(2)	1,865,000	2,040,944
Electric Utility Commission					4,684,831
Rev., (Plum Point), 5.00%,
1/1/16 (NATL)(1)	3,145,000	3,322,032	NEW HAMPSHIRE — 0.3%
Missouri State Highways &			New Hampshire Health &
Transportation Commission			Education Facilities Auth.
Rev., Series 2006 A, (First			Rev., Series 2004 A,
Lien), 5.00%, 5/1/13(1)	3,030,000	3,388,661	(Kendal at Hanover),
			5.00%, 10/1/11(1)	1,660,000	1,707,692
Missouri State Highways &
Transportation Commission			New Hampshire Health &
Rev., Series 2010 A,			Education Facilities Auth.
5.00%, 5/1/18(1)	2,700,000	3,168,720	Rev., Series 2004 A,
			(Kendal at Hanover),
Platte County Industrial			5.00%, 10/1/12(1)	305,000	317,630
Development Auth. Rev.,
(Zona Rosa Retail),			New Hampshire Health &
5.00%, 12/1/32(1)	1,000,000	1,036,710	Education Facilities Auth.
			Rev., Series 2004 A,
St. Louis County Industrial			(Kendal at Hanover),
Development Educational			5.00%, 10/1/13(1)	1,030,000	1,072,992
Facilities Auth. Rev.,
(Gateway Academy),			New Hampshire Health &
VRDN, 0.37%, 6/3/10(1)	2,800,000	2,800,000	Education Facilities Auth.
			Rev., Series 2004 A,
St. Louis Municipal Finance			(Kendal at Hanover),
Corp. Rev., Series 2006 A,			5.00%, 10/1/18(1)	2,060,000	2,122,191
(Carnahan Courthouse),
4.00%, 2/15/17 (Ambac)(1)	1,000,000	1,050,130			5,220,505
		22,271,830	NEW JERSEY — 3.7%
NEBRASKA — 0.4%			New Jersey Economic
			Development Auth. Rev.,
Nebraska Public Power			Series 2008 Y, (School
District Rev., Series 2007 B,			Facility Construction),
5.00%, 1/1/13 (AGM)(1)	2,000,000	2,198,200	5.00%, 9/1/33(1)	220,000	231,691

Tax-Free Bond

	Principal			Principal
	Amount	Value		Amount	Value
New Jersey GO,			Metropolitan Transportation
5.00%, 8/1/14(1)	$ 5,000,000	$ 5,705,550	Auth. Rev., Series 2008 B,
New Jersey GO,			VRDN, 5.00%, 11/15/13(1)	$ 4,000,000	$ 4,413,040
5.00%, 6/1/17(1)	4,500,000	5,215,995	Metropolitan Transportation
New Jersey Sports &			Auth. Rev., Series 2008 C,
Exposition Auth. Rev., Series			6.25%, 11/15/23(1)	5,000,000	5,914,400
2008 B, 5.00%, 9/1/18(1)	7,300,000	8,180,818	Nassau County Interim
New Jersey State Turnpike			Finance Auth. Rev.,
Auth. Rev., Series 2009 G,			Series 2009 A, (Sales Tax),
5.00%, 1/1/18(1)	1,700,000	1,915,730	5.00%, 11/15/21(1)	1,800,000	2,078,496
New Jersey Transit Corp.			Nassau County Interim
COP, 5.00%, 10/1/12			Finance Auth. Rev.,
(AGM)(1)	4,235,000	4,568,845	Series 2009 A, (Sales Tax),
			5.00%, 11/15/23(1)	1,500,000	1,705,560
New Jersey Transit Corp.
COP, 5.00%, 10/1/13			New York City Municipal
(AGM)(1)	5,595,000	6,151,590	Water Finance Auth. Water
			& Sewer Rev., Series
New Jersey Transportation			2008 C, 5.00%, 6/15/17(1)	1,350,000	1,568,808
Trust Fund Auth. Rev.,
Series 2003 B2, 5.00%,			New York City Municipal
12/15/16(1)	10,000,000	11,180,700	Water Finance Auth. Water
			& Sewer Rev., Series
New Jersey Transportation			2009 EE, 5.00%, 6/15/39(1)	10,000,000	10,596,800
Trust Fund Auth. Rev.,
Series 2004 B, 5.25%,			New York City Transitional
12/15/12 (NATL/FGIC)(1)	7,400,000	8,187,212	Finance Auth. Rev., Series
			2004 D2, 5.00%, 11/1/12(1)	8,500,000	9,362,750
New Jersey Transportation
Trust Fund Auth. Rev., Series			New York City Transitional
2006 A, 5.25%, 12/15/20(1)	15,000,000	16,989,600	Finance Auth. Rev., Series
			2005 A1, 5.00%, 11/1/10(1)	2,000,000	2,040,320
Tobacco Settlement
Financing Corp. Rev., Series			New York City Transitional
2007 1A, 5.00%, 6/1/41(1)	3,500,000	2,372,580	Finance Auth. Rev., Series
			2007 B, 5.00%, 11/1/19(1)	8,000,000	9,048,640
		70,700,311
			New York City Transitional
NEW MEXICO — 0.5%			Finance Auth. Rev., Series
Clayton Rev., (Jail Project),			2009 S4, 5.50%, 1/15/39(1)	1,700,000	1,853,374
5.00%, 11/1/10 (CIFG)(1)	2,040,000	2,063,746
			New York GO, Series 2003 I,
Los Alamos County, Inc.			5.75%, 3/1/13, Prerefunded
Utility System Rev.,			at 100% of Par(1)(2)	5,000,000	5,663,800
Series 2004 A, 5.00%,			New York GO, Series 2004 D,
7/1/11 (AGM)(1)	6,675,000	6,994,799
			5.00%, 11/1/17 (AGM)(1)	5,195,000	5,688,993
San Juan County Gross			New York GO, Series
Receipts Tax Rev.,			2006 J1, 5.00%, 6/1/18(1)	4,000,000	4,431,720
Series 2001 A, 5.75%,
9/15/11, Prerefunded at			New York GO, Series
101% of Par (Ambac)(1)(2)	1,415,000	1,525,441	2008 J1, 5.00%, 8/1/13(1)	5,855,000	6,544,251
		10,583,986	New York GO, Series 2009 A,
			5.00%, 2/15/39(1)	1,700,000	1,800,827
NEW YORK — 10.9%
			New York GO, Series 2009 E,
Brooklyn Arena Local			5.00%, 8/1/16(1)	2,600,000	2,969,226
Development Corp. Rev.,
(Barclays Center),			New York GO, Series
6.25%, 7/15/40(1)	3,700,000	3,815,736	2009 H1, 5.00%, 3/1/17(1)	3,000,000	3,414,600
Franklin County Industrial			New York GO, Series
Development Agency Rev.,			2009 H1, 5.00%, 3/1/22(1)	7,000,000	7,756,840
(Trudeau Institute, Inc.),			New York GO, Series
VRDN, 0.40%, 6/1/10			2009 J1, 5.00%, 5/15/22(1)	6,570,000	7,293,751
(LOC: HSBC Bank N.A.)(1)	500,000	500,000

Tax-Free Bond

	Principal			Principal
	Amount	Value		Amount	Value
New York Local Government			New York State Urban
Assistance Corp. Rev., Series			Development Corp. Rev.,
2003 A5/6, 5.00%, 4/1/18(1)	$ 10,000,000	$ 11,686,900	Series 2009 C, (Personal
New York State Dormitory			Income Tax), 5.00%,
Auth. Rev., (Brooklyn Law			12/15/17(1)	$ 7,000,000	$ 8,173,690
School), 5.75%, 7/1/33(1)	1,000,000	1,086,940	Niagara Falls Bridge
New York State Dormitory			Commission Toll Rev., Series
Auth. Rev., (Columbia			1993 A, (Bridge System),
University), 4.00%, 7/1/13(1)	3,500,000	3,828,370	4.00%, 10/1/19 (AGC)(1)	3,150,000	3,350,687
New York State Dormitory			Niagara Falls Bridge
Auth. Rev., Series 1990 A,			Commission Toll Rev., Series
(UNIC Educational			1993 B, 5.25%, 10/1/15
Facilities), 7.50%,			(NATL/FGIC)(1)	855,000	910,678
5/15/13 (NATL-IBC)(1)	1,440,000	1,671,998	Suffolk County Industrial
New York State Dormitory			Development Agency
Auth. Rev., Series 2005 B,			Rev., (New York
(Court Facilities Lease),			Institute of Technology),
VRDN, 0.34%, 6/2/10 (LOC:			5.25%, 3/1/17(1)	1,000,000	1,058,360
Bayerische Landesbank)(1)	9,500,000	9,500,000	Suffolk County Industrial
New York State Dormitory			Development Agency
Auth. Rev., Series 2005 F,			Rev., (New York
5.00%, 3/15/12 (AGM)(1)	1,000,000	1,078,470	Institute of Technology),
			5.25%, 3/1/18(1)	1,000,000	1,048,270
New York State Dormitory
Auth. Rev., Series 2008 B,			Suffolk County Industrial
5.75%, 3/15/36(1)	10,000,000	11,389,800	Development Agency
			Rev., (New York
New York State Dormitory			Institute of Technology),
Auth. Rev., Series 2009 A,			5.25%, 3/1/20(1)	1,250,000	1,291,400
5.25%, 2/15/25(1)	8,825,000	9,989,988
			Suffolk County Industrial
New York State Dormitory			Development Agency
Auth. Rev., Series 2009 A,			Rev., (New York
5.00%, 2/15/39(1)	4,000,000	4,249,240
			Institute of Technology),
New York State Dormitory			5.00%, 3/1/26(1)	1,175,000	1,184,799
Auth. Rev., Series 2009 A,			Triborough Bridge & Tunnel
(North Shore Long Island			Auth. Rev., Series 2008 B3,
Jewish Health System),			VRDN, 5.00%, 11/15/15(1)	5,000,000	5,651,850
5.50%, 5/1/37(1)	1,200,000	1,238,364
			Triborough Bridge & Tunnel
New York State Dormitory			Auth. Rev., Series 2008 C,
Auth. Rev., Series 2010 A,			5.00%, 11/15/38(1)	10,000,000	10,528,300
(Mount Sinai Hospital),
5.00%, 7/1/21(3)	1,785,000	1,892,386	Triborough Bridge & Tunnel
			Auth. Rev., Series 2010 A1,
New York State Dormitory			VRDN, 4.00%, 11/15/12(1)	8,000,000	8,566,000
Auth. Rev., Series 2010 A,
(Mount Sinai Hospital),			Troy Capital Resource Corp.
5.00%, 7/1/22(3)	2,750,000	2,892,395	Rev., Series 2010 A,
			(Rensselaer Polytechnic),
New York State Thruway			5.125%, 9/1/40(1)	3,040,000	3,109,190
Auth. Rev., Series 2009 A1,
5.00%, 4/1/23(1)	3,000,000	3,335,910			210,671,937
New York State Urban			NORTH CAROLINA — 1.4%
Development Corp. Rev.,			Charlotte GO,
Series 2009 C, (Personal			5.00%, 8/1/19(1)	2,000,000	2,344,640
Income Tax), 5.00%,			Charlotte Water &
12/15/15(1)	3,000,000	3,496,020	Sewer System Rev.,
			5.00%, 7/1/17(1)	1,000,000	1,176,080

Tax-Free Bond

	Principal			Principal
	Amount	Value		Amount	Value
Greensboro Rev.,			Cleveland COP, Series 2010
(Combined Enterprise			A, (Cleveland Stadium),
System), 5.25%, 6/1/20(1)	$ 2,060,000	$ 2,485,472	5.00%, 11/15/19(1)	$ 2,450,000	$ 2,540,258
North Carolina Eastern			Mad River Local School
Municipal Power Agency			District GO, (Classroom
Rev., Series 2009 A,			Facilities), 5.75%, 12/1/12,
5.00%, 1/1/17(1)	2,790,000	3,074,050	Prerefunded at 100% of
North Carolina Eastern			Par (FGIC)(1)(2)	1,150,000	1,291,853
Municipal Power Agency			Milford Exempt Village
Rev., Series 2009 A,			School District GO, (School
5.00%, 1/1/18(1)	2,955,000	3,254,371	Improvements), 6.00%,
North Carolina Eastern			12/1/11, Prerefunded at
Municipal Power Agency			100% of Par (AGM)(1)(2)	1,700,000	1,837,921
Rev., Series 2009 B,			Ohio GO, Series 2005 A,
5.00%, 1/1/26(1)	5,600,000	5,887,112	(Infrastructure
North Carolina Municipal			Improvement),
Power Agency No. 1			5.00%, 9/1/11(1)	1,005,000	1,062,285
Catawba Electric Rev.,			Ohio GO, Series 2005 A,
Series 2003 A,			(Infrastructure
5.50%, 1/1/13(1)	2,000,000	2,210,120	Improvement),
North Carolina Municipal			5.00%, 9/1/12(1)	1,365,000	1,496,845
Power Agency No. 1			Ohio Higher Educational
Catawba Electric Rev.,			Facility Commission Rev.,
Series 2008 C,			(Oberlin College),
5.25%, 1/1/19(1)	2,500,000	2,817,775	5.00%, 10/1/19(1)	5,000,000	5,787,150
North Carolina Municipal			Ohio Higher Educational
Power Agency No. 1			Facility Commission Rev.,
Catawba Electric Rev.,			Series 1990 B, (Case
Series 2008 C,			Western Reserve University),
5.25%, 1/1/20(1)	2,000,000	2,234,340	6.50%, 10/1/20(1)	750,000	905,220
North Carolina Municipal			Ohio State University (The)
Power Agency No. 1			Rev., Series 2009 A,
Catawba Electric Rev.,			5.00%, 12/1/27(1)	2,000,000	2,184,480
Series 2009 A,			Ohio State University (The)
5.00%, 1/1/30(1)	1,800,000	1,864,764	Rev., Series 2010 A,
		27,348,724	5.00%, 12/1/16(1)	4,000,000	4,654,880
NORTH DAKOTA — 0.1%			Ohio Water Development
Grand Forks Health Care			Auth. Rev., (Drinking
System Rev., (Altru			Water Assistance Fund),
Health System Obligation			5.00%, 6/1/28(1)	2,000,000	2,173,720
Group), 7.125%, 8/15/10,			Ohio Water Development
Prerefunded at 101%			Auth. Rev., (Water Pollution
of Par(1)(2)	1,500,000	1,536,450	Control Loan Fund),
OHIO — 2.0%			5.00%, 12/1/13(1)	5,895,000	6,699,373
American Municipal			Summit County GO, 5.75%,
Power-Ohio, Inc. Rev.,			12/1/12, Prerefunded at
Series 2008 A,			101% of Par (FGIC)(1)(2)	1,505,000	1,705,391
(Prairie State Energy			Tri Valley Local School
Campus), 5.00%, 2/15/17(1)	1,000,000	1,120,310	District GO, 5.75%, 6/1/12,
Buckeye Tobacco Settlement			Prerefunded at 100% of
Financing Auth. Rev.,			Par (FGIC)(1)(2)	1,550,000	1,707,867
Series 2007 A2, (Asset-					39,432,361
Backed Senior Current
Interest Turbo Term),
5.875%, 6/1/30(1)	5,265,000	4,264,808

Tax-Free Bond

	Principal			Principal
	Amount	Value		Amount	Value
OKLAHOMA — 0.7%			PENNSYLVANIA — 6.1%
Comanche County Hospital			Allegheny County Hospital
Auth. Rev., 5.00%,			Development Auth. Rev.,
7/1/11 (Radian)(1)	$ 855,000	$ 879,256	Series 2008 A, (University of
Comanche County Hospital			Pittsburgh Medical Center),
Auth. Rev., 5.00%,			5.00%, 9/1/11(1)	$ 4,000,000	$ 4,202,600
7/1/12 (Radian)(1)	1,425,000	1,493,557	Allegheny County Hospital
Oklahoma County Finance			Development Auth. Rev.,
Auth. Rev., (Western Heights			Series 2008 A, (University of
Public Schools), 4.00%,			Pittsburgh Medical Center),
9/1/10 (AGC)(1)	1,300,000	1,311,141	5.00%, 9/1/12(1)	6,210,000	6,703,695
Oklahoma Development			Allegheny County Hospital
Finance Auth. Health System			Development Auth. Rev.,
Rev., Series 2008 C, 5.50%,			Series 2008 A, (University of
8/15/22 (Obligated Group			Pittsburgh Medical Center),
Consisting of INTEGRIS			5.00%, 9/1/18(1)	1,500,000	1,637,595
Baptist Medical Center, Inc.,			Allegheny County Industrial
INTEGRIS South Oklahoma			Development Auth. Rev.,
City Hospital Corp.			(Residential Resources,
and INTEGRIS Rural			Inc.), 4.75%, 9/1/14(1)	2,250,000	2,343,060
Heath, Inc.)(1)	3,000,000	3,288,000	Central Dauphin School
Pottawatomie County			District GO, 7.00%, 2/1/16,
Facilities Auth. Rev.,			Prerefunded at 100% of
(Shawnee Public Schools),			Par (NATL)(1)(2)	1,150,000	1,465,135
5.00%, 9/1/13(1)	1,610,000	1,707,276	Commonwealth of
Pottawatomie County			Pennsylvania GO,
Facilities Auth. Rev.,			5.00%, 7/1/19(1)	15,000,000	17,652,000
(Shawnee Public Schools),			East Stroudsburg Area
5.00%, 9/1/14(1)	1,730,000	1,817,313	School District GO, 7.75%,
Pottawatomie County			9/1/16, Prerefunded at
Facilities Auth. Rev.,			100% of Par (AGM)(1)(2)	2,580,000	3,428,975
(Shawnee Public Schools),			Exeter Township GO, 5.25%,
5.00%, 9/1/15(1)	1,710,000	1,784,830	7/15/15 (Ambac)(1)	1,155,000	1,335,861
Pottawatomie County			Exeter Township GO, 5.30%,
Facilities Auth. Rev.,			7/15/19 (Ambac)(1)	1,830,000	2,145,895
(Shawnee Public Schools),
5.00%, 9/1/16(1)	2,130,000	2,204,316	Geisinger Auth. Health
			System Rev., VRN, resets
		14,485,689	quarterly at 67% of the
OREGON — 0.4%			3-month LIBOR plus
Clackamas County School			0.77% with no caps,
District No. 62 GO,			1.00%, 8/1/10(1)	5,000,000	3,681,250
5.50%, 6/15/10 (School			Oxford Area School District
Bond Guarantee)(1)	2,015,000	2,019,937	GO, Series 2001 A, 5.50%,
Oregon Health & Science			2/15/12, Prerefunded at
University Rev., Series			100% of Par (FGIC)(1)(2)	1,000,000	1,083,150
2009 A, 5.75%, 7/1/39(1)	2,900,000	3,092,096	Pennsylvania Economic
Oregon State Department			Development Financing
of Administrative Services			Auth. Rev., Series 2009 A,
COP, Series 2008 A, 5.00%,			(Albert Einstein Healthcare
5/1/13 (AGM)(1)	2,840,000	3,154,814	Network), 6.25%, 10/15/23	5,000,000	5,449,800
		8,266,847	Pennsylvania GO, 5.375%,
			7/1/18 (AGM)(1)	1,070,000	1,284,096

Tax-Free Bond

	Principal			Principal
	Amount	Value		Amount	Value
Pennsylvania Higher			Puerto Rico Electric Power
Educational Facilities			Auth. Rev., Series 2010 ZZ,
Auth. Rev., Series 2009 A,			5.25%, 7/1/25(1)	$ 5,000,000	$ 5,263,950
(University of Pennsylvania),			Puerto Rico Electric Power
5.00%, 9/1/19(1)	$ 1,000,000	$ 1,174,010	Auth. Rev., Series 2010 ZZ,
Pennsylvania Turnpike			5.25%, 7/1/26(1)	2,100,000	2,202,207
Commission Rev., Series			Puerto Rico GO, Series 2006
2009 B, 5.00%, 12/1/16(1)	5,000,000	5,720,000	A, (Public Improvement),
Pennsylvania Turnpike			5.25%, 7/1/23(1)	1,975,000	2,031,880
Commission Rev., Series			Puerto Rico GO, Series 2006
2009 B, 5.25%, 6/1/22(1)	10,000,000	10,896,600	B, (Public Improvement),
Philadelphia Rev., Series			5.25%, 7/1/17(1)	5,000,000	5,326,700
2009 A, (1998 General			Puerto Rico GO, Series 2007
Ordinance), 5.25%, 8/1/17(1)	1,000,000	1,061,730	A, (Public Improvement),
Philadelphia School District			5.50%, 7/1/17(1)	2,675,000	2,915,536
GO, Series 2002 A, 5.25%,			Puerto Rico GO, Series
2/1/11 (AGM)(1)	2,975,000	3,070,884	2008 A, 5.50%, 7/1/16(1)	3,020,000	3,314,812
Philadelphia Water &			Puerto Rico GO, Series
Wastewater Rev., Series			2008 A, 5.125%, 7/1/28(1)	3,000,000	3,052,530
2009 A, 5.25%, 1/1/36(1)	1,415,000	1,467,397
			Puerto Rico Government
Philadelphia Water &			Development Bank Rev.,
Wastewater Rev., Series			4.75%, 12/1/15 (NATL)(1)	20,000,000	20,769,800
2010 A, 5.00%, 6/15/16(1)	10,000,000	11,186,400
			Puerto Rico Government
Philadelphia Water &			Development Bank Rev.,
Wastewater Rev.,			Series 2006 B, (Senior
Series 2010 A, 5.00%,			Notes), 5.00%, 12/1/14(1)	4,000,000	4,325,360
6/15/17 (AGM)(1)	5,000,000	5,646,800
			Puerto Rico Government
Pittsburgh GO, Series 2006			Development Bank Rev.,
B, 5.25%, 9/1/16 (AGM)(1)	15,805,000	17,640,909	Series 2006 B, (Senior
Scranton Parking Auth. Rev.,			Notes), 5.00%, 12/1/16(1)	2,000,000	2,153,600
5.00%, 6/1/22 (Radian)(1)	1,270,000	1,255,331	Puerto Rico Highway &
Westmoreland County			Transportation Auth.
Industrial Development			Rev., Series 2007 CC,
Auth. Rev., (Excela Health),			5.00%, 7/1/14(1)	475,000	512,663
5.125%, 7/1/30(3)	465,000	460,662	Puerto Rico Infrastructure
Westmoreland County			Financing Auth. Special Tax
Municipal Auth. Rev., 5.25%,			Rev., Series 2006 B,
8/15/15, Prerefunded at			5.00%, 7/1/13(1)	2,000,000	2,119,700
100% of Par (AGM)(1)(2)	4,500,000	5,294,475	Puerto Rico Municipal
		117,288,310	Finance Agency GO, Series
PUERTO RICO — 4.8%			2005 A, 5.00%, 8/1/11(1)	3,700,000	3,848,037
Puerto Rico Aqueduct &			Puerto Rico Public Buildings
Sewer Auth. Rev., Series			Auth. Rev., Series 2004 I,
2008 A, (Senior Lien),			(Government Facilities),
5.00%, 7/1/12(1)	4,000,000	4,229,360	5.50%, 7/1/14, Prerefunded
			at 100% of Par(1)(2)	5,000,000	5,783,250
Puerto Rico Aqueduct &
Sewer Auth. Rev., Series			Puerto Rico Public Buildings
2008 A, (Senior Lien),			Auth. Rev., Series 2007 M,
5.00%, 7/1/14(1)	12,550,000	13,577,218	(Government Facilities),
			5.50%, 7/1/12(1)	2,000,000	2,133,300
Puerto Rico Aqueduct &
Sewer Auth. Rev., Series			Puerto Rico Public Buildings
2008 A, (Senior Lien),			Auth. Rev., Series 2009 P,
6.00%, 7/1/44(1)	1,750,000	1,834,350	(Government Facilities),
			6.75%, 7/1/36(1)	6,700,000	7,501,052
					92,895,305

Tax-Free Bond

	Principal			Principal
	Amount	Value		Amount	Value
RHODE ISLAND — 0.2%			Piedmont Municipal Power
Rhode Island Depositors			Agency Rev., Series
Economic Protection Corp.			2009 A3, 5.00%, 1/1/17(1)	$ 3,000,000	$ 3,327,960
Rev., Series 1993 A, 6.25%,			South Carolina Jobs-
8/1/16 (NATL)(1)(2)	$ 2,000,000	$ 2,479,300	Economic Development
Rhode Island Health &			Auth. Hospital Rev.,
Educational Building Corp.			(Palmetto Health),
Rev., (Landmark			5.75%, 8/1/39(1)	2,700,000	2,705,481
Medical Center), 5.00%,			Spartanburg County
10/1/17 (Radian)(1)	1,215,000	1,019,203	Health Services District,
		3,498,503	Inc. Hospital Rev., 5.50%,
			4/15/16 (AGM)(1)	1,095,000	1,140,267
SOUTH CAROLINA — 1.6%
			Sumter Waterworks
Charleston Educational			and Sewer System
Excellence Finance Corp.			Improvement Rev.,
Rev., (Charleston			5.00%, 12/1/22 (XLCA)(1)	350,000	376,785
County School District),
5.00%, 12/1/19(1)	5,455,000	5,979,771	Tobacco Settlement Revenue
			Management Auth. Rev.,
Kershaw County Public			5.00%, 6/1/18(1)	990,000	991,000
Schools Foundation
Installment Purchase Rev.,					31,314,502
(School Improvements),			TENNESSEE — 0.5%
5.00%, 12/1/17 (CIFG)(1)	1,060,000	1,135,387	Chattanooga Health
Kershaw County Public			Educational & Housing
Schools Foundation			Facility Board Rev.,
Installment Purchase Rev.,			Series 2005 A, (Campus
(School Improvements),			Development Foundation,
5.00%, 12/1/18 (CIFG)(1)	2,260,000	2,396,210	Inc. Phase I LLC),
Kershaw County Public			5.00%, 10/1/15(1)	2,780,000	2,879,885
Schools Foundation			Johnson City Health &
Installment Purchase Rev.,			Educational Facilities Board
(School Improvements),			Hospital Rev., (Mountain
5.00%, 12/1/19 (CIFG)(1)	1,450,000	1,523,370	States Health Alliance),
Kershaw County Public			6.00%, 7/1/38(1)	1,750,000	1,776,338
Schools Foundation			Memphis Electric System
Installment Purchase Rev.,			Rev., 5.00%, 12/1/15(1)	2,500,000	2,900,650
(School Improvements),			Memphis Electric System
5.00%, 12/1/20 (CIFG)(1)	3,000,000	3,125,370	Rev., 5.00%, 12/1/16(1)	1,000,000	1,163,720
Piedmont Municipal Power			Tennessee State School
Agency Rev., 6.75%,			Board Auth. Rev., Series
1/1/19 (FGIC)(1)(2)	625,000	795,075	2008 B, (Higher Educational
Piedmont Municipal Power			Facilities), 5.125%, 5/1/33(1)	1,000,000	1,071,310
Agency Rev., 6.75%,					9,791,903
1/1/19 (NATL/FGIC)(1)	875,000	1,060,518
			TEXAS — 5.1%
Piedmont Municipal Power
Agency Rev., Series 1991 A,			Allen Independent School
6.50%, 1/1/16 (FGIC)(1)(2)	140,000	171,549	District GO, (School
			Building), 5.25%, 2/15/34(1)	3,325,000	3,608,955
Piedmont Municipal Power
Agency Rev., Series 1991 A,			Brazos Harbor Industrial
6.50%, 1/1/16 (FGIC)(1)	375,000	439,564	Development Corp. Rev.,
			(BASF Corp.), VRDN,
Piedmont Municipal Power			0.40%, 6/1/10(1)	500,000	500,000
Agency Rev., Series 1991 A,
6.50%, 1/1/16 (FGIC)(1)(2)	485,000	594,295	Canadian River
			Municipal Water Auth.
Piedmont Municipal Power			Rev., (Conjunctive Use
Agency Rev., Series			Groundwater), 5.00%,
2009 A3, 5.00%, 1/1/16(1)	5,000,000	5,551,900	2/15/19 (Ambac)(1)	1,000,000	1,083,380

Tax-Free Bond

	Principal			Principal
	Amount	Value		Amount	Value
Cash Special Utility			Hays Consolidated
District Rev., 5.25%,			Independent School
9/1/24 (NATL)(1)	$ 2,035,000	$ 2,079,160	District GO, 6.32%,
Clint Independent School			8/15/11 (PSF-GTD)(1)(2)(5)	$ 700,000	$ 694,904
District GO, (Unlimited			Hays Consolidated
Tax School Building and			Independent School
Refunding Bonds), 6.00%,			District GO, 6.32%,
2/15/11, Prerefunded at			8/15/11 (PSF-GTD)(1)(5)	2,300,000	2,282,129
100% of Par (PSF-GTD)(1)(2)	340,000	353,807	Hidalgo County GO, 5.50%,
Clint Independent School			8/15/12, Prerefunded at
District GO, (Unlimited			100% of Par (FGIC)(1)(2)	1,295,000	1,431,480
Tax School Building and			Hidalgo County GO, 5.50%,
Refunding Bonds), 6.00%,			8/15/12, Prerefunded at
2/15/17 (PSF-GTD)(1)	1,475,000	1,532,436	100% of Par (FGIC)(1)(2)	1,750,000	1,934,433
Cypress-Fairbanks			Houston Airport System
Independent School District			Rev., Series 2009 A, (Senior
GO, (Schoolhouse), 5.00%,			Lien), 5.50%, 7/1/39(1)	4,000,000	4,299,480
2/15/16 (PSF-GTD)(1)	1,000,000	1,160,320
			Houston GO, Series 2009 A,
Dallas-Fort Worth			(Public Improvement),
International Airport			5.00%, 3/1/21(1)	10,000,000	11,366,600
Facilities Improvement Corp.
Rev., Series 2009 A,			Laredo Community College
5.00%, 11/1/24(1)	1,000,000	1,050,930	District Combined Fee Rev.,
			5.25%, 8/1/35 (AGM)(1)	1,845,000	1,896,125
Donna Independent School
District GO, 5.00%,			Live Oak GO, 5.25%,
			8/1/22 (NATL)(1)	1,630,000	1,700,709
2/15/15 (PSF-GTD)(1)	2,000,000	2,306,540
Edcouch-Elsa Independent			Lone Star College System
			GO, 5.00%, 8/15/21(1)	1,000,000	1,145,440
School District GO, 5.00%,
2/15/14 (PSF-GTD)(1)	1,115,000	1,265,380	Lone Star College System
			GO, 5.00%, 8/15/22(1)	2,650,000	3,010,480
Garza County Public Facility
Corp. Rev., 4.75%, 10/1/10(1)	585,000	589,118	Lower Colorado River Auth.
			Rev., 5.00%, 5/15/13(1)	1,040,000	1,151,998
Garza County Public Facility
Corp. Rev., 5.00%, 10/1/11(1)	610,000	626,470	Lower Colorado River Auth.
			Rev., 5.00%, 5/15/15(1)	800,000	908,896
Garza County Public Facility
Corp. Rev., 5.00%, 10/1/13(1)	2,015,000	2,095,882	Lower Colorado River Auth.
Garza County Public Facility			Rev., (LCRA Transportation
			Services), 5.00%, 5/15/22(1)	1,000,000	1,101,280
Corp. Rev., 5.25%, 10/1/14(1)	1,115,000	1,169,077
Garza County Public Facility			Lower Colorado River Auth.
Corp. Rev., 5.25%, 10/1/15(1)	1,225,000	1,279,941	Rev., (LCRA Transportation
			Services), 5.00%, 5/15/23(1)	3,435,000	3,751,260
Garza County Public Facility
Corp. Rev., 5.25%, 10/1/16(1)	1,145,000	1,180,381	Lower Colorado River Auth.
			Rev., (LCRA Transportation
Garza County Public Facility			Services), 5.00%, 5/15/24(1)	2,000,000	2,163,000
Corp. Rev., 5.50%, 10/1/16(1)	1,000,000	1,095,540
			Montgomery County GO,
Gregg County Health			(Road), 5.50%, 3/1/14,
Facilities Development Corp.			Prerefunded at 100% of
Rev., Series 2006 A, (Good			Par (Ambac)(1)(2)	1,740,000	2,003,366
Shepherd Medical Center),
5.00%, 10/1/16(1)	1,000,000	1,035,910	North Texas Thruway Auth.
			Rev., Series 2008 H,
Harris County Cultural			(First Tier), VRDN,
Education Facilities Finance			5.00%, 1/1/13(1)	9,500,000	10,213,640
Corp. Rev., Series 2008 B,
(The Methodist Hospital			Pasadena Independent
System), 5.50%, 12/1/18(1)	2,500,000	2,825,900	School District GO,
			Series 1996 A, 6.05%,
Harris County Rev., Series			2/15/16 (PSF-GTD)(1)	550,000	665,753
2009 C, 5.00%, 8/15/17(1)	5,000,000	5,745,150

Tax-Free Bond

	Principal			Principal
	Amount	Value		Amount	Value
Southside Independent			Salt Lake City Hospital
School District GO,			Rev., Series 1988 A,
Series 2004 A, 5.25%,			(Intermountain Health
8/15/25 (PSF-GTD)(1)	$ 2,120,000	$ 2,318,390	Corporation), 8.125%,
Tarrant County Cultural			5/15/15(1)(2)	$ 645,000	$ 753,270
Education Facilities Finance			Utah County Municipal
Corp. Retirement Facility			Building Auth. Lease Rev.,
Rev., (Air Force Village			5.25%, 11/1/11, Prerefunded
Obligated Group),			at 100% of Par (Ambac)(1)(2)	1,820,000	1,941,539
5.00%, 5/15/16(1)	1,000,000	1,013,870	Utah County Municipal
Texas Public Finance Auth.			Building Auth. Lease Rev.,
Rev., Series 2006 A,			5.25%, 11/1/11, Prerefunded
(KIPP, Inc.), 5.25%,			at 100% of Par (Ambac)(1)(2)	1,915,000	2,042,884
2/15/14 (ACA)(1)	400,000	416,092	Utah County Municipal
Texas State Transportation			Building Auth. Lease Rev.,
Commission Rev., Series			5.50%, 11/1/11, Prerefunded
2006 A, (First Tier),			at 100% of Par (Ambac)(1)(2)	1,000,000	1,070,320
4.50%, 4/1/16(1)	5,000,000	5,649,000	Utah GO, Series 2009 C,
University of North Texas			5.00%, 7/1/18(1)	4,000,000	4,749,320
Rev., Series 2009 A,			West Valley City Municipal
(Financing System),			Building Auth. Lease Rev.,
5.00%, 4/15/13	1,000,000	1,111,930	Series 2002 A, 5.00%,
University of North Texas			8/1/10 (Ambac)(1)	1,130,000	1,138,351
Rev., Series 2009 A,			West Valley City Sales Tax
(Financing System),			Rev., Series 2001 A, 5.50%,
5.00%, 4/15/16	1,125,000	1,294,088	7/15/11, Prerefunded at
West Harris County			100% of Par (NATL)(1)(2)	1,305,000	1,379,959
Regional Water Auth. Rev.,					19,442,061
5.00%, 12/15/35(1)	750,000	759,068
			VERMONT — 0.2%
West Oso Independent
School District GO, 5.50%,			University of Vermont &
8/15/13, Prerefunded at			State Agricultural
100% of Par (PSF-GTD)(1)(2)	1,265,000	1,443,112	College Rev., 5.00%,
			10/1/19 (Ambac)(1)	4,290,000	4,739,806
Williamson County GO,
Series 2004 A, (Unlimited			VIRGINIA — 1.0%
Tax Road & Refunding			Fairfax County COP.,
Bonds), 5.00%,			5.30%, 4/15/23(1)	1,500,000	1,656,840
2/15/19 (NATL)(1)	1,000,000	1,167,760	Pittsylvania County GO,
		99,478,560	Series 2001 B, 5.75%,
U.S. VIRGIN ISLANDS — 0.5%			3/1/11, Prerefunded at
			102% of Par (NATL/School
Virgin Islands Public			Bond Reserve Fund)(1)(2)	1,115,000	1,183,349
Finance Auth. Rev., Series
2009 B, (Senior Lien),			Virginia College Building &
5.00%, 10/1/17(1)	6,950,000	7,504,124	Education Facilities Auth.
			Rev., Series 2009 A, (Public
Virgin Islands Water &			Higher Education Financing
Power Auth. Rev., Series			Program), 5.00%, 9/1/28(1)	5,100,000	5,558,337
2007 A, 5.00%, 7/1/24(1)	1,500,000	1,530,435
			Virginia Resources Auth.
		9,034,559	Clean Water Rev.,
UTAH — 1.0%			(State Revolving Fund),
Eagle Mountain City Gas &			5.00%, 10/1/16(1)	5,120,000	6,002,125
Electric Rev., 5.00%,			Virginia Resources Auth.
6/1/19 (Radian)(1)	2,550,000	2,581,518	Clean Water Rev.,
Intermountain Power			(State Revolving Fund),
Agency Rev., Series 2008 A,			5.00%, 10/1/22(1)	4,150,000	4,781,464
5.25%, 7/1/20(1)	3,500,000	3,784,900			19,182,115

Tax-Free Bond

	Principal			Principal
	Amount	Value		Amount	Value
WASHINGTON — 3.5%			Metropolitan Park District of
Benton County Public Utility			Tacoma GO, 6.00%, 12/1/11,
District No. 1 Electric Rev.,			Prerefunded at 100% of
Series 2001 A, 5.625%,			Par (Ambac)(1)(2)	$ 1,120,000	$ 1,212,053
11/1/19 (AGM)(1)	$ 1,000,000	$ 1,059,030	Seattle Municipal Light &
Cowlitz County Kelso School			Power Rev., Series 2010 B,
District No. 458 GO, 5.75%,			5.00%, 2/1/19(1)	5,000,000	5,795,050
6/1/12, Prerefunded at			Snohomish County
100% of Par (AGM/School			Edmonds School District
Bond Guarantee)(1)(2)	1,000,000	1,101,850	No. 15 GO, 5.00%, 12/1/17
Energy Northwest Electric			(NATL/FGIC/School
Rev., Series 2002 A,			Bond Guarantee)(1)	6,690,000	7,617,702
(Columbia Generating),			University of Washington
5.75%, 7/1/18 (NATL)(1)	3,500,000	3,801,350	Rev., (Student Facilities
Energy Northwest Electric			Fee), 5.875%, 6/1/10,
Rev., Series 2002 B,			Prerefunded at 101% of
(Columbia Generating),			Par (AGM)(1)(2)	1,720,000	1,738,008
6.00%, 7/1/18 (Ambac)(1)	10,000,000	10,947,000	Washington GO, Series
Energy Northwest Electric			1990 A, 6.75%, 2/1/15(1)	1,000,000	1,127,250
Rev., Series 2008 D,			Washington Health Care
(Columbia Generating),			Facilities Auth. Rev.,
5.00%, 7/1/12(1)	2,375,000	2,589,534	Series 2006 D, (Providence
Energy Northwest Electric			Health & Services), 5.25%,
Rev., Series 2009 A,			10/1/33 (AGM)(1)	4,500,000	4,703,805
(Project 3), 5.25%, 7/1/18(1)	3,000,000	3,561,030	Washington Health Care
Energy Northwest Electric			Facilities Auth. Rev., Series
Rev., Series 2010 A,			2009 A, (Swedish Health
(Project 3), 5.00%, 7/1/18(1)	5,115,000	5,979,077	Services), 6.50%, 11/15/33	4,000,000	4,201,440
Energy Northwest			Whitman County Pullman
Wind Rev., 4.75%,			School District No. 267
7/1/20 (NATL)(1)	1,750,000	1,818,110	GO, 5.625%, 6/1/12,
			Prerefunded at 100%
King County Public			of Par (AGM/School
Hospital District No. 2 GO,			Bond Guarantee)(1)(2)	1,500,000	1,646,820
(Evergreen Healthcare),
5.00%, 12/1/14 (NATL)(1)	1,000,000	1,106,860	Yakima County School
			District No. 208 West
King County School District			Valley GO, 5.00%,
No. 414 Lake Washington			12/1/18 (NATL/School
GO, 5.75%, 12/1/12,			Bond Guarantee)(1)	1,675,000	1,885,648
Prerefunded at 100%
of Par(1)(2)	1,555,000	1,744,865			67,201,568
Kitsap County School			WISCONSIN — 0.9%
District No. 303 Bainbridge			Wisconsin Clean Water
Island GO, 5.00%,			Rev., Series 1991-1,
12/1/17 (NATL/School			6.875%, 6/1/11(1)	710,000	731,328
Bond Guarantee)(1)	1,000,000	1,128,610	Wisconsin Health &
Mason County School			Educational Facilities
District No. 309 Shelton			Auth. Rev., (Aurora
GO, 5.625%, 12/1/11,			Medical Group), 6.00%,
Prerefunded at 100%			11/15/10 (AGM)(1)	2,590,000	2,640,661
of Par (FGIC/School			Wisconsin Health &
Bond Guarantee)(1)(2)	1,260,000	1,354,286	Educational Facilities Auth.
Metropolitan Park District of			Rev., (Luther Hospital),
Tacoma GO, 6.00%, 12/1/11,			5.50%, 11/15/22(1)	4,655,000	5,070,412
Prerefunded at 100% of
Par (Ambac)(1)(2)	1,000,000	1,082,190

Tax-Free Bond

	Principal
	Amount	Value
Wisconsin Health &
Educational Facilities Auth.
Rev., (Luther Hospital),
5.75%, 11/15/30(1)	$ 5,800,000	$ 6,254,430
Wisconsin Health &
Educational Facilities Auth.
Rev., (National Regency of
New Berlin), VRDN, 0.32%,
6/1/10 (LOC: JPMorgan
Chase Bank)(1)	1,200,000	1,200,000
Wisconsin Transportation
Rev., Series 2008 A,
5.00%, 7/1/18(1)	500,000	580,910
		16,477,741
TOTAL INVESTMENT
SECURITIES — 99.0%
(Cost $1,824,787,234)		1,912,841,365
OTHER ASSETS
AND LIABILITIES — 1.0%		18,860,538
TOTAL NET ASSETS — 100.0%		$1,931,701,903

Futures Contracts
	Contracts Purchased	Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
366	U.S. Long Bond	September 2010	$44,892,187	$(401,198)

	Contracts Sold	Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
1,480	U.S. Treasury 2-Year Notes	September 2010	$322,848,125	$(396,440)

Tax-Free Bond

Notes to Schedule of Investments
ABAG = Association of Bay Area Governments
ACA = American Capital Access
AGC = Assured Guaranty Corporation
AGM = Assured Guaranty Municipal Corporation
Ambac = Ambac Assurance Corporation
CIFG = CDC IXIS Financial Guaranty North America
COP = Certificates of Participation
FGIC = Financial Guaranty Insurance Company
GO = General Obligation
LIBOR = London Interbank Offered Rate
LIQ FAC = Liquidity Facilities
LOC = Letter of Credit
NATL = National Public Finance Guarantee Corporation
NATL-IBC = National Public Finance Guarantee Corporation - Insured Bond Certificates
PSF-GTD = Permanent School Fund Guaranteed
Radian = Radian Asset Assurance, Inc.
resets = The frequency with which a security’s coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.
VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
XLCA = XL Capital Ltd.
(1) Security, or a portion thereof, has been segregated for when-issued securities and/or futures contracts. At the period end, the aggregate value of securities pledged was $376,466,000.
(2) Escrowed to maturity in U.S. government securities or state and local government securities.
(3) When-issued security.
(4) Category is less than 0.05% of total net assets.
(5) Security is a zero-coupon municipal bond. The rate indicated is the yield to maturity at purchase. Zero-coupon securities are issued at a substantial discount from their value at maturity.
(6) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was
$5,305,000, which represented 0.3% of total net assets.

Geographic classifications are unaudited.

See Notes to Financial Statements.

Statement of Assets and Liabilities

MAY 31, 2010
Assets
Investment securities, at value (cost of $1,824,787,234)			$1,912,841,365
Cash			34,836
Receivable for investments sold			3,397,240
Receivable for capital shares sold			4,304,625
Receivable for variation margin on futures contracts			80,062
Interest receivable			25,336,608
			1,945,994,736

Liabilities
Payable for investments purchased			8,620,454
Payable for capital shares redeemed			3,684,169
Payable for variation margin on futures contracts			624,375
Accrued management fees			726,717
Service fees (and distribution fees — A Class) payable			1,058
Distribution fees payable			701
Dividends payable			635,359
			14,292,833

Net Assets			$1,931,701,903

Net Assets Consist of:
Capital paid in			$1,860,725,834
Accumulated net realized loss on investment transactions			(16,280,424)
Net unrealized appreciation on investments			87,256,493
			$1,931,701,903

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$1,705,064,538	153,770,017	$11.09
Institutional Class	$221,013,900	19,929,915	$11.09
A Class	$3,950,594	356,252	$11.09*
C Class	$1,672,871	150,954	$11.08
*Maximum offering price $11.61 (net asset value divided by 0.955)

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED MAY 31, 2010
Investment Income (Loss)
Income:
Interest	$ 66,305,560

Expenses:
Management fees	7,394,334
Distribution fees — C Class	965
Service fees — C Class	320
Distribution and service fees — A Class	1,679
Trustees’ fees and expenses	68,020
Other expenses	26,289
7,491,607

Net investment income (loss)	58,813,953

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(405,059)
Futures contract transactions	545,735
140,676

Change in net unrealized appreciation (depreciation) on:
Investments	56,568,965
Futures contracts	(669,492)
55,899,473

Net realized and unrealized gain (loss)	56,040,149

Net Increase (Decrease) in Net Assets Resulting from Operations	$114,854,102

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED MAY 31, 2010 AND MAY 31, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ 58,813,953	$ 44,331,658
Net realized gain (loss)	140,676	(14,634,990)
Change in net unrealized appreciation (depreciation)	55,899,473	13,616,149
Net increase (decrease) in net assets resulting from operations	114,854,102	43,312,817

Distributions to Shareholders
From net investment income:
Investor Class	(52,623,677)	(40,900,161)
Institutional Class	(6,221,372)	(3,374,968)
A Class	(21,617)	—
C Class	(3,075)	—
Decrease in net assets from distributions	(58,869,741)	(44,275,129)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	565,416,373	240,719,969

Net increase (decrease) in net assets	621,400,734	239,757,657

Net Assets
Beginning of period	1,310,301,169	1,070,543,512
End of period	$1,931,701,903	$1,310,301,169

Undistributed net investment income	—	$56,529

See Notes to Financial Statements.

Notes to Financial Statements

MAY 31, 2010

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Municipal Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Tax-Free Bond Fund (the fund) is one fund in a series issued by the trust. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek safety of principal and high current income that is exempt from federal income tax. The fund pursues its objective by investing primarily in investment-grade municipal obligations. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class, the Institutional Class, the A Class and the C Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets. Sale of the A Class and C Class commenced on March 1, 2010.

Security Valuations — Debt securities maturing in greater than 60 days at the time of purchase are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Trustees. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

When-Issued — The fund may engage in securities transactions on a when-issued basis. Under these arrangements, the securities’ prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — In preparing the financial statements, management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

2. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the funds and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1625% to 0.2800%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class and C Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the year ended May 31, 2010 was 0.48% for the Investor Class, A Class and C Class and 0.28% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for the A Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended May 31, 2010, are detailed in the Statement of Operations.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC.

The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended May 31, 2010, were $681,943,646 and $204,739,294, respectively.

4. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended May 31, 2010(1)		Year ended May 31, 2009
	Shares	Amount	Shares	Amount
Investor Class
Sold	73,822,029	$ 806,596,776	55,526,950	$582,342,548
Issued in reinvestment of distributions	4,214,681	46,089,491	3,307,002	34,708,153
Redeemed	(36,255,147)	(396,539,550)	(40,219,830)	(419,767,975)
	41,781,563	456,146,717	18,614,122	197,282,726
Institutional Class
Sold	12,249,630	134,096,397	8,392,238	87,738,781
Issued in reinvestment of distributions	509,099	5,570,113	307,123	3,226,047
Redeemed	(3,283,012)	(35,975,904)	(4,568,092)	(47,527,585)
	9,475,717	103,690,606	4,131,269	43,437,243
A Class			N/A	N/A
Sold	354,426	3,895,639
Issued in reinvestment of distributions	1,829	20,231
Redeemed	(3)	(37)
	356,252	3,915,833
C Class			N/A	N/A
Sold	150,727	1,660,703
Issued in reinvestment of distributions	255	2,825
Redeemed	(28)	(311)
	150,954	1,663,217
Net increase (decrease)	51,764,486	$ 565,416,373	22,745,391	$240,719,969
(1) March 1, 2010 (commencement of sale) through May 31, 2010 for the A Class and C Class.

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

As of May 31, 2010, the valuation inputs used to determine the fair value of the fund’s investment securities and unrealized gain (loss) on futures contracts were classified as Level 2 and Level 1, respectively. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

6. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The interest rate risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of interest rate risk derivative instruments as of May 31, 2010, is disclosed on the Statement of Assets and Liabilities as an asset of $80,062 in receivable for variation margin on futures contracts and as a liability of $624,375 in payable for variation margin on futures contracts. For the year ended May 31, 2010, the effect of interest rate risk derivative instruments on the Statement of Operations was $545,735 in net realized gain (loss) on futures contract transactions and $(669,492) in change in net unrealized appreciation (depreciation) on futures contracts.

7. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Trustees. During the year ended May 31, 2010, the fund did not utilize the program.

8. Federal Tax Information

The tax character of distributions paid during the years ended May 31, 2010 and May 31, 2009 were as follows:

	2010	2009
Distributions Paid From
Exempt income	$58,869,741	$44,275,129
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of May 31, 2010, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,824,787,234
Gross tax appreciation of investments	$94,794,223
Gross tax depreciation of investments	(6,740,092)
Net tax appreciation (depreciation) of investments	$88,054,131
Other book-to-tax adjustments	$(2,379,803)
Net tax appreciation (depreciation)	$85,674,328
Accumulated capital losses	$(14,120,092)
Capital loss deferral	$(578,167)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gain (loss) on certain futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

The accumulated capital losses listed on the previous page represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. The capital loss carryovers expire as follows:

2015	2016	2017	2018
$(1,643,796)	—	$(3,280,979)	$(9,195,317)

The capital loss deferral listed on the previous page represents net capital losses incurred in the seven-month period ended May 31, 2010. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

9. Corporate Event

As part of a long-standing estate and business succession plan established by ACC Co-Chairman James E. Stowers, Jr., the founder of American Century Investments, ACC Co-Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of each fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee may technically be considered a “change of control” of ACC and therefore also a change of control of each fund’s advisor even though there has been no change to their management and none is anticipated. The “change of control” resulted in the assignment of each fund’s investment advisory agreement. Under the 1940 Act, an assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Trustees approved interim investment advisory agreements under which each fund will be managed until new agreements are approved by fund shareholders. On April 1, 2010, the Board of Trustees approved new investment advisory agreements. The interim agreements and the new agreements are substantially identical to the terminated agreements (with the exception of different effective and termination dates) and will not result in changes in the management of American Century Investments, the funds, their investment objectives, fees or services provided. The new agreement for the fund was approved by shareholders at a Special Meeting of Shareholders on June 16, 2010. The new agreement went into effect on July 16, 2010. Management agreements for new share classes of the funds that were launched after February 16, 2010 did not terminate, have not been replaced by interim agreements, and do not require approval of new agreements.

10. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $58,782,521 as exempt interest dividends for the fiscal year ended May 31, 2010.

Financial Highlights

Tax-Free Bond

Investor Class
For a Share Outstanding Throughout the Years Ended May 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$10.70	$10.74	$10.68	$10.67	$10.88
Income From Investment Operations
Net Investment Income (Loss)	0.40(1)	0.41	0.43	0.42	0.40
Net Realized and Unrealized Gain (Loss)	0.39	(0.04)	0.06	0.01	(0.20)
Total From Investment Operations	0.79	0.37	0.49	0.43	0.20
Distributions
From Net Investment Income	(0.40)	(0.41)	(0.43)	(0.42)	(0.40)
From Net Realized Gains	—	—	—	—	(0.01)
Total Distributions	(0.40)	(0.41)	(0.43)	(0.42)	(0.41)
Net Asset Value, End of Period	$11.09	$10.70	$10.74	$10.68	$10.67

Total Return(2)	7.48%	3.58%	4.66%	4.08%	1.87%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.48%	0.49%	0.49%	0.49%	0.49%
Ratio of Net Investment Income (Loss)
to Average Net Assets	3.61%	3.89%	4.00%	3.91%	3.73%
Portfolio Turnover Rate	14%	37%	62%	43%	79%
Net Assets, End of Period (in thousands)	$1,705,065	$1,198,419	$1,002,648	$709,988	$665,458
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

Tax-Free Bond

Institutional Class
For a Share Outstanding Throughout the Years Ended May 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$10.70	$10.74	$10.68	$10.67	$10.88
Income From Investment Operations
Net Investment Income (Loss)	0.42(1)	0.43	0.45	0.44	0.42
Net Realized and Unrealized Gain (Loss)	0.39	(0.04)	0.06	0.01	(0.20)
Total From Investment Operations	0.81	0.39	0.51	0.45	0.22
Distributions
From Net Investment Income	(0.42)	(0.43)	(0.45)	(0.44)	(0.42)
From Net Realized Gains	—	—	—	—	(0.01)
Total Distributions	(0.42)	(0.43)	(0.45)	(0.44)	(0.43)
Net Asset Value, End of Period	$11.09	$10.70	$10.74	$10.68	$10.67

Total Return(2)	7.69%	3.78%	4.88%	4.28%	2.07%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.28%	0.29%	0.29%	0.29%	0.29%
Ratio of Net Investment Income (Loss)
to Average Net Assets	3.81%	4.09%	4.20%	4.11%	3.93%
Portfolio Turnover Rate	14%	37%	62%	43%	79%
Net Assets, End of Period (in thousands)	$221,014	$111,882	$67,895	$10,567	$7,815
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

Tax-Free Bond

A Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
2010(1)
Per-Share Data
Net Asset Value, Beginning of Period	$11.03
Income From Investment Operations
Net Investment Income (Loss)(2)	0.09
Net Realized and Unrealized Gain (Loss)	0.06
Total From Investment Operations	0.15
Distributions
From Net Investment Income	(0.09)
Net Asset Value, End of Period	$11.09

Total Return(3)	1.35%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.73%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	3.19%(4)
Portfolio Turnover Rate	14%(5)
Net Assets, End of Period (in thousands)	$3,951
(1) March 1, 2010 (commencement of sale) through May 31, 2010.
(2) Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.
(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended May 31, 2010.

See Notes to Financial Statements.

Tax-Free Bond

C Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
2010(1)
Per-Share Data
Net Asset Value, Beginning of Period	$11.03
Income From Investment Operations
Net Investment Income (Loss)(2)	0.06
Net Realized and Unrealized Gain (Loss)	0.06
Total From Investment Operations	0.12
Distributions
From Net Investment Income	(0.07)
Net Asset Value, End of Period	$11.08

Total Return(3)	1.07%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.48%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.33%(4)
Portfolio Turnover Rate	14%(5)
Net Assets, End of Period (in thousands)	$1,673
(1) March 1, 2010 (commencement of sale) through May 31, 2010.
(2) Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.
(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended May 31, 2010.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Municipal Trust
and Shareholders of the Tax-Free Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Tax-Free Bond Fund (one of the five funds comprising the American Century Municipal Trust, hereafter referred to as the “Fund”) at May 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
July 22, 2010

Management

The Board of Trustees

The individuals listed below serve as trustees of the fund. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Independent Trustees
John Freidenrich
Year of Birth: 1937
Position(s) with the Fund: Trustee
Length of Time Served: Since 2005
Principal Occupation(s) During the Past Five Years: Founder, Member and Manager, Regis
Management Company, LLC (investment management firm) (April 2004 to present)
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: None
Education/Other Professional Experience: AB in Economics, Stanford University; LLB,
Stanford Law School; formerly, partner and founder, Ware and Freidenrich Law
Firm and Bay Partners; formerly, President, Board of Trustees, Stanford University

Ronald J. Gilson
Year of Birth: 1946
Position(s) with the Fund: Trustee and Chairman of the Board
Length of Time Served: Since 1995
Principal Occupation(s) During the Past Five Years: Charles J. Meyers Professor of Law and
Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of
Law and Business, Columbia University School of Law (1992 to present)
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: None
Education/Other Professional Experience: BA, Washington University; JD, Yale Law School;
formerly, attorney, Steinhart, Goldberg, Feigenbaum & Ladar

Frederick L. A. Grauer
Year of Birth: 1946
Position(s) with the Fund: Trustee
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to present); Senior Advisor, Barclays Global Investors
(investment management firm) (2003 to 2009)
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: None
Education/Other Professional Experience: BA in Economics, University of British Columbia;
MA in Economics, University of Chicago; PhD in Business, Stanford University;
formerly, Executive Chairman, Barclays Global Investors; Chairman and Chief
Executive Officer, Wells Fargo Nikko Investment Advisors; and Vice President,
Merrill Lynch Capital Markets Group; formerly, Director, New York Stock Exchange,
Chicago Mercantile Exchange and Columbia University; formerly, faculty member,
Graduate School of Business, Columbia University and Alfred P. Sloan School of
Management, Massachusetts Institute of Technology

Peter F. Pervere
Year of Birth: 1947
Position(s) with the Fund: Trustee
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Retired
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: Intraware, Inc. (2003 to 2009); Digital Impact, Inc.
(2003 to 2005)
Education/Other Professional Experience: BA in History, Stanford University; CPA; formerly,
Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider); formerly, Vice President and Corporate Controller, Sybase, Inc.;
formerly with accounting firm of Arthur Young & Co.

Myron S. Scholes
Year of Birth: 1941
Position(s) with the Fund: Trustee
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Chairman, Platinum Grove Asset
Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of
Finance-Emeritus, Stanford Graduate School of Business (1996 to present)
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: Dimensional Fund Advisors (investment advisor);
CME Group, Inc. (futures and options exchange)
Education/Other Professional Experience: BA in Economics, McMaster University (Ontario);
MBA and PhD, University of Chicago; formerly, Senior Research Fellow at the
Hoover Institute; formerly, Edward Eagle Brown Professor of Finance, University of
Chicago; recipient of the Alfred Nobel Memorial Prize in Economic Sciences

John B. Shoven
Year of Birth: 1947
Position(s) with the Fund: Trustee
Length of Time Served: Since 2002
Principal Occupation(s) During the Past Five Years: Professor of Economics, Stanford University
(1973 to present)
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: Cadence Design Systems; Exponent; Financial Engines;
PalmSource, Inc. (2002 to 2005); Watson Wyatt Worldwide (2002 to 2006)
Education/Other Professional Experience: BA in Physics, University of California; PhD in
Economics, Yale University; Director of the Stanford Institute for Economic Policy
Research (1999 to present); formerly, Chair of Economics and Dean of Humanities and Sciences, Stanford University

Interested Trustee
Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Fund: Trustee and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer,
ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007).
Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President,
ACIM; Director, ACC, ACIM and other ACC subsidiaries. Global Chief Operating
Officer and Managing Director, Morgan Stanley (investment management)
(March 2000 to November 2005)
Number of Funds in Fund Complex Overseen by Trustee: 104
Other Directorships Held by Trustee: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts;
MBA, Boston College; formerly held senior leadership roles with Fidelity
Investments, Boston Financial Services and Bank of America; serves on the Board of
Governors of the Investment Company Institute

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name	Offices with
(Year of Birth)	the Fund	Principal Occupation(s) During the Past Five Years
Jonathan S.	Trustee and	President and Chief Executive Officer, ACC (March 2007 to present); Chief
Thomas	President	Administrative Officer, ACC (February 2006 to March 2007); Executive Vice
(1963)	since 2007	President, ACC (November 2005 to February 2007). Also serves as: Chief
Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director,
ACC, ACIM and other ACC subsidiaries. Global Chief Operating Officer and
Managing Director, Morgan Stanley (March 2000 to November 2005)
Barry Fink	Executive	Chief Operating Officer and Executive Vice President, ACC (September 2007
(1955)	Vice President	to present); President, ACS (October 2007 to present); Managing Director,
	since 2007	Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley
(2000 to 2006). Also serves as: Manager, ACS, and Director, ACC and certain ACC subsidiaries
Maryanne L.	Chief Compliance	Chief Compliance Officer, American Century funds, ACIM and ACS (August
Roepke	Officer since 2006	2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006);
(1956)	and Senior	and Treasurer and Chief Financial Officer, various American Century funds
	Vice President	(July 2000 to August 2006). Also serves as: Senior Vice President, ACS since 2000
Charles A.	General Counsel	Attorney, ACC (February 1994 to present); Vice President, ACC (November
Etherington	since 2007 and	2005 to present); General Counsel, ACC (March 2007 to present); Also
(1957)	Senior Vice	serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries;
	President	and Senior Vice President, ACIM and ACS
since 2006
Robert J. Leach	Vice President,	Vice President, ACS (February 2000 to present); and Controller, various
(1966)	Treasurer and	American Century funds (1997 to September 2006)
Chief Financial
Officer since 2006
David H. Reinmiller	Vice President	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC
(1963)	since 2001	(January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as: Vice
President, ACIM and ACS
Ward D. Stauffer	Secretary	Attorney, ACC (June 2003 to Present)
(1960)	since 2005

The SAI has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

Board Approval of Management Agreements

American Century Investment Management, Inc. (“ACIM” or the “Advisor”) currently serves as investment advisor to the Fund under an interim management agreement (the “Interim Management Agreement”) between the Advisor and the Fund approved by the Fund’s Board of Trustees (the “Board”). The Advisor previously served as investment advisor to the Fund pursuant to a management agreement (the “Prior Management Agreement”) that terminated in accordance with its terms on February 16, 2010, as a result of a change of control of the Advisor’s parent company, American Century Companies, Inc. (“ACC”). The change in control occurred as the result of a change in the trustee of a trust created by James E. Stowers, Jr., the founder of American Century Investments that holds shares representing a significant interest in ACC stock. Mr. Stowers previously served as the trustee of the trust. On February 16, 2010, Richard W. Brown, Co-Chairman of ACC with Mr. Stowers, became the trustee in accordance with the terms of the trust and Mr. Stowers’ long-standing estate and succession plan.

On February 18, 2010, the Board approved the Interim Management Agreement in accordance with Rule 15a-4 under the Investment Company Act to ensure continued management of the Fund by the Advisor after the termination of the Prior Management Agreement and until shareholder approval of a new management agreement (the “Proposed Management Agreement”) as required under the Act. The Board approved the Proposed Management Agreement and recommended its approval to shareholders. Fund shareholders approved the Proposed Management Agreement at a meeting on June 16, 2010.*

The Interim Management Agreement and the Proposed Management Agreement are substantially identical to the Prior Management Agreement except for their effective dates and the termination provisions of the Interim Management Agreement. Under the Interim and Proposed Management Agreements, the Advisor will provide the same services to the Fund and receive the same compensation rate as under the Prior Management Agreement.

Basis for Board Approval of Interim Management Agreement

In considering the approval of the Interim Management Agreement, Rule 15a-4 requires the Board to approve the contract within ten business days of the termination of the prior agreement and to determine that the compensation to be received under the interim agreement is no greater than would have been received under the prior agreement. In connection with the approval, the Board noted that it oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations.

*Management agreements for new share classes of the Fund launched after February 16, 2010, did not terminate, have not been replaced by Interim
Management Agreements, and do not require Board or shareholder approval at this time.

In evaluating the Interim Management Agreement, the Board, assisted by the advice of its independent legal counsel, considered a number of factors in addition to those required by the rule with no one factor being determinative to its analysis. Among the factors considered by the Board were the circumstances and effect of the change of control, the fact that the Advisor will provide the same services and receive the same compensation rate as under the Prior Management Agreements, and that the change of control did not result in a change of the personnel managing the Fund. Upon completion of its analysis, the Board approved the Interim Management Agreement, determining that the continued management of the Fund by the Advisor was in the best interests of the Fund and Fund shareholders.

Basis for Board Approval of Proposed Management Agreement

At a meeting held on April 1, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the Proposed Management Agreement. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and services provided to the Fund by the Advisor. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the Advisor;

• data comparing the cost of owning the Fund to the cost of owning similar funds;

• the fact that there will be no changes to the fees, services, or personnel who provide such services as compared to the Prior Management Agreement;

• data comparing the Fund’s performance to appropriate benchmarks and/ or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the Advisor and the overall profitability of the Advisor;

• data comparing services provided and charges to the Fund with those for other non-fund investment management clients of the Advisor; and

• consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In particular, the Board recognized that shareholders may have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and each Board member may have attributed different levels of importance to different factors. In deciding to approve the Proposed Management Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the Proposed Management Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Proposed Management Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Fund

• portfolio research and security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

Investment Management Services. The investment management services provided to the Fund are complex and provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. As a part of its general oversight and in evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Proposed Management Agreement, the Advisor will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund as well as compensation to the five highest paid personnel of the Advisor. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Proposed Management Agreement, and the reasonableness of the proposed management fees.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Fund. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the fund complex and the Fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the Fund reflect the complexity of assessing economies of scale.

Comparison to Fees of Funds not Managed by the Advisor. Both the Prior and Proposed Management Agreements provide that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Trustees (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties that provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of similar funds not managed by the Advisor. The Board concluded that the management fee to be paid by the Fund to the Advisor under the Proposed Management Agreement is reasonable in light of the services to be provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board concluded that the Advisor’s primary business is managing mutual funds and it generally does not use Fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Proposed Management Agreement be approved and recommended its approval to Fund shareholders.

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Barclays Capital 5-Year General Obligation (GO) Bond Index is composed of investment-grade U.S. municipal securities, with maturities of four to six years, that are general obligations of a state or local government.

The Barclays Capital Long-Term Municipal Bond Index is composed of those securities included in the Barclays Capital Municipal Bond Index that have maturities greater than 22 years.

The Barclays Capital Municipal Bond Index is a market value-weighted index designed for the long-term tax-exempt bond market.

The Barclays Capital Non-Investment-Grade Municipal Bond Index is composed of non-investment grade U.S. municipal securities with a remaining maturity of one year or more.

The Barclays Capital U.S. Aggregate Index represents securities that are taxable, registered with the Securities and Exchange Commission, and U.S. dollar-denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays Capital U.S. Treasury Index is composed of those securities included in the Barclays Capital U.S. Aggregate Index that are public obligations of the U.S. Treasury with a remaining maturity of one year or more.

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Municipal Trust
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1007
CL-ANN-68682

Annual Report
May 31, 2010

American Century Investments®

Tax-Free Money Market Fund

President’s Letter	2
Market Perspective	3
U.S. Fixed-Income Total Returns	3

Tax-Free Money Market

Performance	4
Yields	5
Portfolio Composition by Maturity.	5

Shareholder Fee Example	6

Financial Statements

Schedule of Investments	8
Statement of Assets and Liabilities	13
Statement of Operations	14
Statement of Changes in Net Assets	15
Notes to Financial Statements	16
Financial Highlights	20
Report of Independent Registered Public Accounting Firm	21

Other Information

Management	22
Board Approval of Management Agreements	26
Additional Information	32
Index Definitions	33

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended May 31, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Economic and Market Rebound

The municipal bond market witnessed a wide dispersion of returns in the 12 months ended May 31, 2010 (see the accompanying table), which closely coincided with the rebound of the U.S. economy from the depths of the recession and credit crisis. This dramatic turnaround can be attributed to the government’s extraordinary monetary and fiscal stimulus policies taken in response to the financial crisis in late 2008. However, financial market volatility in May related to the European debt crisis led many to worry about a potential slowdown in U.S. growth. Despite a return to positive economic growth in the second half of 2009 and so far in 2010, the unemployment rate stood at 9.7% in May 2010, while the housing market and consumer debt levels remained concerns.

Municipal Market Review

Better economic and market conditions caused a reversal of the trading that colored the credit crisis, when the lowest-rated bonds performed worst and higher-quality bonds did best. For the 12 months ended in May, this reversal meant that high-yield (below-investment-grade) and long-term municipal bonds did better than high-quality and shorter-term securities. Similarly, credit-sensitive municipal bonds outperformed Treasury securities for the 12 months after lagging during the credit crisis.

In addition to better economic and market conditions, municipal bonds benefited from improving technical factors—the Build America Bonds program limited the supply of tax-exempt bonds. This federal program, designed to help ease municipal borrowing costs, meant many newly minted municipal bonds were instead issued in the taxable bond universe. Demand for municipal bonds was helped by attractive tax-equivalent yields and the outlook for higher marginal tax rates going forward.

And despite the continuing flood of negative press about budget challenges for states and local governments, we continue to believe that municipal defaults will be relatively rare, especially compared with corporate defaults. Indeed, during the reporting period, the major credit rating agencies revamped their ratings systems to better recognize the superior credit quality and vastly lower default risk of municipal securities relative to corporate-backed bonds.

U.S. Fixed-Income Total Returns
For the 12 months ended May 31, 2010
Barclays Capital Municipal Market Indices		Barclays Capital U.S. Taxable Market Indices
Municipal Bond	8.52%	Aggregate Index	8.42%
5-Year General Obligation Bond	6.15%	Treasury Index	4.50%
Long-Term Municipal Bond	13.53%
Non-Investment-Grade Municipal Bond	21.01%

3

Performance

Tax-Free Money Market

Total Returns as of May 31, 2010
Average Annual Returns
	Ticker				Since	Inception
	Symbol	1 year	5 years	10 years	Inception	Date
Investor Class	BNTXX	0.20%(1)	2.07%	1.87%	3.10%(1)	7/31/84
Average Return of Lipper’s
Tax-Exempt Money
Market Funds(2)	—	0.05%	1.78%	1.62%	2.99%(3)	8/31/84
Fund’s Lipper Ranking	—					—
as of May 31, 2010(2)		5 of 99	5 of 81	4 of 61	5 of 20(1)
as of June 30, 2010(2)		5 of 98	5 of 80	4 of 61	5 of 20(1)
(1)	Class returns and rankings would have been lower if American Century Investments had not voluntarily waived a portion of its management fees.
(2)	Data provided by Lipper Inc. — A Reuters Company. © 2010 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
Lipper Fund Performance — Performance data is total return, and is preliminary and subject to revision.
Lipper Rankings — Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.
(3)	Since 8/31/84, the date nearest the fund’s inception for which data are available.

Total Annual Fund Operating Expenses
Investor Class	0.53%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit ammericancentury.com. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

4

Tax-Free Money Market

Yields as of May 31, 2010
7-Day Current Yield
After waiver(1)	0.07%
Before waiver	0.02%
7-Day Effective Yield(1)
0.07%
7-Day Tax-Equivalent Current Yields(1)(2)
25.00% Tax Bracket	0.09%
28.00% Tax Bracket	0.10%
33.00% Tax Bracket	0.10%
35.00% Tax Bracket	0.11%
(1)	The yields presented reflect the waiver of a portion of the fund’s management fees. Without such waiver, the 7-day yields would have been lower.
(2)	The tax brackets indicated are for federal taxes only. Actual tax-equivalent yields may be lower, if alternative minimum tax is applicable.

Portfolio Composition by Maturity
% of fund investments
as of 5/31/10
1-30 days	93%
31-90 days	2%
91-180 days	5%
More than 180 days	—

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit ammericancentury.com. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

5

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from December 1, 2009 to May 31, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information

6

to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)	Annualized
	12/1/09	5/31/10	12/1/09 - 5/31/10	Expense Ratio(1)
Actual
Investor Class	$1,000	$1,000.40	$2.19	0.44%
(after waiver)(2)
Investor Class	$1,000	$1,000.40(3)	$2.49	0.50%
(before waiver)
Hypothetical
Investor Class	$1,000	$1,022.74	$2.22	0.44%
(after waiver)(2)
Investor Class	$1,000	$1,022.44	$2.52	0.50%
(before waiver)
(1)	Expenses are equal to the fund’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.
(2)	During the six months ended May 31, 2010, American Century Investments voluntarily waived a portion of its management fees.
(3)	Ending account value assumes the return earned after waiver. The return would have been lower had fees not been waived and would have resulted in a lower ending account value.

7

Schedule of Investments

Tax-Free Money Market

MAY 31, 2010
	Principal			Principal
	Amount	Value		Amount	Value
Municipal Securities — 99.3%			Colorado Educational &
Cultural Facilities Auth. Rev.,
ALABAMA — 0.8%			(Capital Christian School),
Troy Health Care Auth. Rev.,			VRDN, 0.42%, 6/3/10 (LOC:
(Southeast Rural Health),			Stockmans Bank and Union
VRDN, 0.34%, 6/3/10			Bank of California N.A.)	$ 5,250,000	$ 5,250,000
(LOC: Troy Bank and Trust			Hotchkiss Industrial
Co. and FHLB)	$ 2,150,000	$ 2,150,000	Development Rev., (Kroger
CALIFORNIA — 9.8%			Co.), VRDN, 0.39%, 6/7/10
Alameda County Industrial			(LOC: U.S. Bank N.A.)	1,500,000	1,500,000
Development Auth. Rev.,			Thornton Industrial
(BAT Properties LLC),			Development Rev., (Kroger
VRDN, 0.45%, 6/3/10 (LOC:			Co.), VRDN, 0.39%, 6/7/10
Bank of the West)	4,200,000	4,200,000	(LOC: U.S. Bank N.A.)	2,900,000	2,900,000
California Statewide					12,395,000
Communities Development			DELAWARE — 6.1%
Auth. Rev., (Trinity Children			Delaware Health Facilities
& Family), VRDN, 0.37%,			Auth. Rev., (Beebe Medical
6/2/10 (LOC: Citizens			Center), VRDN, 0.71%,
Business Bank and			6/3/10 (LOC: PNC
California State Teacher’s			Bank N.A.)	17,125,000	17,125,000
Retirement)	320,000	320,000
Highland Redevelopment			FLORIDA — 5.2%
Agency Multi-Family			DeSoto County Industrial
Housing Rev., (Jeffrey Court			Development Rev., (Tremron,
Senior Apartments), VRDN,			Inc.), VRDN, 0.37%, 6/3/10
0.52%, 6/3/10 (LOC: East			(LOC: Branch Banking
West Bank and FHLB)	3,500,000	3,500,000	& Trust)	2,400,000	2,400,000
Los Angeles Unified			Escambia County Health
School District Tax & Rev.			Facilities Auth. Rev., Series
Anticipation Notes GO,			2003 A, (Azalea Trace,
2.00%, 8/12/10	5,070,000	5,083,709	Inc.), VRDN, 0.28%, 6/1/10
(Radian) (LOC: Bank of
Riverside County Industrial			America N.A.) (SBBPA:
Development Auth. Rev.,			Bank of America N.A.)	600,000	600,000
(Cal-Mold, Inc.), VRDN,
0.46%, 6/2/10 (LOC: Bank			Escambia County Solid
of the West)	2,030,000	2,030,000	Waste Disposal System Rev.,
(Gulf Power Co.), VRDN,
Santa Rosa Wastewater			0.33%, 6/1/10	2,400,000	2,400,000
Rev., Series 2004 A, VRDN,
0.44%, 6/3/10 (LOC:			JP Morgan Chase Trust
Landesbank Baden-			Rev., Series 2009-3359,
Wurttemberg)	12,400,000	12,400,000	(PUTTERs/DRIVERs),
VRDN, 0.34%, 6/3/10
		27,533,709	(NATL/FGIC) (LIQ FAC:
COLORADO — 4.4%			JPMorgan Chase
Avon Industrial Development			Bank N.A.)(1)	5,390,000	5,390,000
Rev., (Kroger Co.), VRDN,			JP Morgan Chase Trust
0.39%, 6/7/10 (LOC: U.S.			Rev., Series 2009-3439,
Bank N.A.)	2,745,000	2,745,000	(PUTTERs/DRIVERs),
VRDN, 0.39%, 6/3/10
AGM-CR/XLCA) (LIQ FAC:
JPMorgan Chase
			Bank N.A.)(1)	3,695,000	3,695,000
14,485,000

8

Tax-Free Money Market

	Principal			Principal
	Amount	Value		Amount	Value
GEORGIA — 6.8%			McCook Rev., Series 1996
Carroll County Water &			B, (St. Andrew Society),
Sewer Auth. Rev., (Temple),			VRDN, 0.42%, 6/3/10 (LOC:
VRDN, 0.38%, 6/3/10 (LOC:			Northern Trust Company)	$ 1,700,000	$ 1,700,000
Bank of America N.A.)	$ 1,825,000	$ 1,825,000	Rock Island County
Clayton County Multi-Family			Metropolitan Airport Auth.
Housing Auth. Rev., Series			Rev., (Elliott Aviation),
1990 B, (Kimberly Forest),			VRDN, 0.42%, 6/2/10 (LOC:
VRDN, 1.16%, 6/2/10			U.S. Bank N.A.)	2,155,000	2,155,000
(AGM) (SBBPA:					15,960,979
Societe Generale)	6,155,000	6,155,000	INDIANA — 1.8%
Clayton County Multi-			Indiana Development
Family Housing Auth. Rev.,			Finance Auth. Rev., (TTP,
Series 1990 C, (Villa Rouge			Inc.), VRDN, 0.42%, 6/3/10
Apartments), VRDN, 1.16%,			(LOC: LaSalle Bank N.A.)(1)	2,135,000	2,135,000
6/2/10 (AGM) (SBBPA:
Societe Generale)	6,955,000	6,955,000	Jasper County Industrial
			Development Rev.,
Clayton County Multi-Family			(Newberry Farms LLC),
Housing Auth. Rev., Series			VRDN, 0.59%, 6/7/10
1990 D, (Kings Arms			(LOC: Farm Credit Services
Apartments), VRDN, 1.16%,			of America and Bank of
6/2/10 (AGM) (SBBPA:			the West)	2,800,000	2,800,000
Societe Generale)	3,315,000	3,315,000			4,935,000
Middle Coastal Unified
Development Auth. Rev.,			IOWA — 5.2%
(YMCA of Coastal Georgia),			Buffalo Pollution Control
VRDN, 0.38%, 6/3/10 (LOC:			Rev., Series 1991 B,
Bank of America N.A.)	1,000,000	1,000,000	(Lafarge Corp.), VRDN,
		19,250,000	0.55%, 6/1/10 (LOC:
			BNP Paribas)	5,250,000	5,250,000
HAWAII — 0.3%			Iowa Finance Auth.
Hawaii State Department of			Economic Development Rev.,
Budget & Finance Special			Series 2009 B, (Midwestern
Purpose Rev., Series 1999 A,			Disaster Area), VRDN,
(Palama Meat Co.), VRDN,			0.36%, 6/7/10	8,000,000	8,000,000
0.44%, 6/3/10 (LOC: Wells
Fargo Bank N.A.)	1,000,000	1,000,000	Iowa Finance Auth.
			Industrial Development Rev.,
ILLINOIS — 5.7%			(Embria Health Sciences),
Illinois Development Finance			VRDN, 0.44%, 6/1/10 (LOC:
Auth. Rev., (Solomon			Wells Fargo Bank N.A.)	1,300,000	1,300,000
Schechter Day School),					14,550,000
VRDN, 0.42%, 6/3/10 (LOC:
LaSalle Bank N.A.)(1)	4,250,000	4,250,000	KANSAS — 0.8%
Illinois Finance Auth. Rev.,			Hutchinson Industrial
(Merit School of Music),			Development Rev., (Kroger
VRDN, 0.42%, 6/3/10 (LOC:			Co.), VRDN, 0.39%, 6/7/10
LaSalle Bank N.A.)	1,900,000	1,900,000	(LOC: U.S. Bank N.A.)	1,000,000	1,000,000
Illinois GO, 2.00%, 6/10/10	4,000,000	4,000,979	Shawnee Private Activity
			Rev., (Simmons Co.), VRDN,
Illinois Housing Development			0.55%, 6/2/10 (LOC:
Auth. Multi-Family Housing			Deutsche Bank AG)(1)	1,310,000	1,310,000
Rev., (Rome Meadows),
VRDN, 0.68%, 6/3/10					2,310,000
(LOC: First National Bank
and FHLB)	1,955,000	1,955,000

9

Tax-Free Money Market

	Principal			Principal
	Amount	Value		Amount	Value
KENTUCKY — 0.7%			MINNESOTA — 1.2%
Murray Industrial Building			Owatonna Housing Rev.,
Rev., (Kroger Co.), VRDN,			Series 2003 A, (Second
0.39%, 6/7/10 (LOC: U.S.			Century Housing), VRDN,
Bank N.A.)	$ 1,000,000	$ 1,000,000	0.49%, 6/3/10 (LOC:
Winchester Industrial			American Bank of St. Paul
Building Rev., (Kroger Co.),			and FHLB)	$ 3,360,000	$ 3,360,000
VRDN, 0.39%, 6/7/10 (LOC:			MISSISSIPPI — 0.6%
U.S. Bank N.A.)	1,000,000	1,000,000	Mississippi Business Finance
		2,000,000	Corp. Rev., Series 2004 B,
LOUISIANA — 1.7%			VRDN, 0.41%, 6/7/10 (LOC:
Louisiana Local Government			Wells Fargo Bank N.A.)	1,780,000	1,780,000
Environmental Facilities &			MISSOURI — 6.4%
Community Development			Jackson County Industrial
Auth. Rev., (Hollybrook			Development Auth. Rev.,
Enterprises LLC), VRDN,			(Linda Hall Library), VRDN,
0.59%, 6/1/10 (LOC: First			0.33%, 6/3/10 (LOC:
South Farm Credit and Wells			Commerce Bank N.A.)	9,000,000	9,000,000
Fargo Bank N.A.)	1,920,000	1,920,000	Missouri Health &
Terrebonne Economic			Educational Facilities
Development Auth. Gulf			Auth. Rev., (Pembroke Hill
Opportunity Zone Rev.,			School), VRDN, 0.33%,
(Buquet Distribution Co.),			6/3/10 (LOC: Commerce
VRDN, 0.55%, 6/3/10 (LOC:			Bank N.A.)	7,400,000	7,400,000
Community Bank and FHLB)	2,800,000	2,800,000	University City Industrial
		4,720,000	Development Rev., (Winco
MAINE — 0.5%			Redevelopment Corp., Inc.),
VRDN, 0.41%, 6/3/10 (LOC:
Dover-Foxcroft Rev.,			Commerce Bank N.A.)	1,730,000	1,730,000
(Pleasant River), VRDN,
0.61%, 6/4/10 (LOC:					18,130,000
CoBANK ACB and Wells			NEW YORK — 0.3%
Fargo Bank N.A.)	1,305,000	1,305,000	New York City Industrial
MARYLAND — 1.4%			Development Agency Civic
Baltimore Industrial			Facility Rev., (Peninsula
Development Auth.			Hospital Center), VRDN,
Rev., (Baltimore Capital			0.85%, 6/3/10 (LOC:
Acquisition), VRDN,			JPMorgan Chase Bank N.A.)	895,000	895,000
0.37%, 6/2/10 (LOC:			NORTH CAROLINA — 3.2%
Bayerische Landesbank)	2,650,000	2,650,000	Buncombe County GO,
Maryland Economic			Series 2002 B, VRDN,
Development Corp.			0.37%, 6/3/10 (SBBPA:
Rev., (Blind Industries &			Wells Fargo Bank N.A.)	1,050,000	1,050,000
Services), VRDN, 0.38%,			Iredell County Industrial
6/3/10 (LOC: Bank of			Facilities & Pollution Control
America N.A.)	1,215,000	1,215,000	Financing Auth. Rev.,
		3,865,000	(Valspar Corp.), VRDN,
MASSACHUSETTS — 0.4%			0.44%, 6/3/10 (LOC: Wells
			Fargo Bank N.A.)(1)	1,100,000	1,100,000
Macon Trust Various States
Rev., Series 2007-344, VRDN,			North Carolina Capital
0.38%, 6/7/10 (LOC: Bank			Facilities Finance Agency
of America N.A.) (LIQ FAC:			Rev., (Montessori Childrens
Bank of America N.A.)(1)	1,066,000	1,066,000	Center), VRDN, 0.42%,
6/3/10 (LOC: Bank of
MICHIGAN — 2.9%			America N.A.)	1,200,000	1,200,000
Michigan GO, Series 2009 A,
2.00%, 9/30/10	8,000,000	8,038,819

10

Tax-Free Money Market

	Principal			Principal
	Amount	Value		Amount	Value
North Carolina Educational			PUERTO RICO — 2.1%
Facilities Finance Agency			Austin Trust Various States
Rev., (Cape Fear Academy),			GO, Series 2008-355, VRDN,
VRDN, 0.37%, 6/3/10 (LOC:			0.38%, 6/7/10 (LOC: Bank
Wells Fargo Bank N.A.)	$ 1,200,000	$ 1,200,000	of America N.A.) (SBBPA:
North Carolina Housing			Bank of America N.A.)(1)	$ 6,000,000	$ 6,000,000
Finance Agency Rev., Series			TENNESSEE — 2.8%
2000 A, (Appalachian
Student Housing Corp.),			Bradley County Industrial
VRDN, 0.37%, 6/2/10 (LOC:			Development Board Rev.,
Wells Fargo Bank N.A.)	980,000	980,000	(Kroger Co.), VRDN,
0.39%, 6/7/10 (LOC: U.S.
North Carolina Medical Care			Bank N.A.)	7,880,000	7,880,000
Commission Health Care
Facilities Rev., (Carolina			TEXAS — 17.1%
Village, Inc.), VRDN, 0.37%,			Brazos Harbor Industrial
6/3/10 (LOC: First Citizens			Development Corp. Rev.,
Bank and Trust Co. and			(BASF Corp.), VRDN,
Wells Fargo Bank N.A.)	1,500,000	1,500,000	0.40%, 6/1/10	13,900,000	13,900,000
North Carolina Medical Care			Crawford Education
Commission Health Care			Facilities Corp. Rev., Series
Facilities Rev., (Stanley			2004 A, (University Parking
Total Living Center), VRDN,			System), VRDN, 0.90%,
0.37%, 6/3/10 (LOC: Wells			6/3/10 (LOC: BNP Paribas)	9,800,000	9,800,000
Fargo Bank N.A.)(1)	2,010,000	2,010,000	Hale County Industrial
		9,040,000	Development Corp. Rev.,
OHIO — 2.1%			(Struikmans), VRDN, 0.59%,
6/7/10 (LOC: Farm Credit
Allen County Health Care			Services of America and
Facilities Rev., (Mennonite			Bank of the West)	3,000,000	3,000,000
Memorial Home), VRDN,
0.37%, 6/3/10 (LOC: Wells			Muleshoe Economic
Fargo Bank N.A.)	1,680,000	1,680,000	Development Corp. Industrial
Development Rev., (John
Putnam County Health Care			Lyle & Grace Ajean), VRDN,
Facilities Rev., (Refunding			0.54%, 6/3/10 (LOC: Wells
and Improvement Hilty			Fargo Bank N.A.)	4,930,000	4,930,000
Memorial Home, Inc.),
VRDN, 0.36%, 6/3/10			Port of Corpus Christi Auth.
(LOC: First Federal Bank of			of Nueces County Solid
Midwest and FHLB)	4,160,000	4,160,000	Waste Disposal Rev., (Flint
Hills Resources, LP), VRDN,
		5,840,000	0.41%, 6/2/10	4,500,000	4,500,000
PENNSYLVANIA — 4.0%			Port of Corpus Christi Auth.
Berks County Municipal			of Nueces County Solid
Auth. Rev., Series 2009 A5,			Waste Disposal Rev., (Flint
(Reading Hospital &			Hills Resources, LP), VRDN,
Medical Center), VRDN,			0.41%, 6/2/10	6,000,000	6,000,000
0.53%, 6/3/10	9,685,000	9,685,000	Texas Tax & Revenue
Chester County Industrial			Anticipation Notes Rev.,
Development Auth. Rev.,			2.50%, 8/31/10	6,000,000	6,030,675
(Delaware Valley Friends					48,160,675
School), VRDN, 0.37%,
6/2/10 (LOC: Wells Fargo
Bank N.A.)(1)	1,485,000	1,485,000
11,170,000

11

Tax-Free Money Market

	Principal		Notes to Schedule of Investments
	Amount	Value	AGM = Assured Guaranty Municipal Corporation
WASHINGTON — 1.8%			AGM-CR = Assured Guaranty Municipal Corporation-Custodian Receipts
Washington Economic			DRIVERs = Derivative Inverse Tax-Exempt Receipts
Development Finance Auth.
Rev., Series 2007 E, (Mesa			FHLB = Federal Home Loan Bank
Dairy LLC.), VRDN, 0.59%,			FGIC = Financial Guaranty Insurance Company
6/3/10 (LOC: Citizens			GO = General Obligation
Business Bank and Wells			LIQ FAC = Liquidity Facilities
Fargo Bank N.A.)	$ 3,990,000	$ 3,990,000
Washington Finance			LOC = Letter of Credit
Commission Nonprofit			NATL = National Public Finance Guarantee Corporation
Housing Rev., (Nikkei			PUTTERs = Puttable Tax-Exempt Receipts
Manor), VRDN, 0.40%,			Radian = Radian Asset Assurance, Inc.
6/1/10 (LOC: Bank of
America N.A.)	1,100,000	1,100,000	SBBPA = Standby Bond Purchase Agreement
		5,090,000	VRDN = Variable Rate Demand Note. Interest reset date is indicated.
WISCONSIN — 3.2%			Rate shown is effective at the period end.
Verona Industrial			XLCA = XL Capital Ltd.
Development Rev., (Latitude			(1) Security was purchased under Rule 144A or Section 4(2) of
Corp.), VRDN, 0.39%,			the Securities Act of 1933 or is a private placement and, unless
6/3/10 (LOC: U.S.			registered under the Act or exempted from registration, may only
Bank N.A.)	3,965,000	3,965,000	be sold to qualified institutional investors. The aggregate value of these securities at the period end was $28,441,000, which
Wisconsin Health &			represented 10.1% of total net assets. None of these securities
Educational Facilities Auth.			were considered illiquid.
Rev., (National Regency of
New Berlin, Inc.), VRDN,
0.24%, 6/1/10 (LOC:			Geographic classifications are unaudited.
JPMorgan Chase Bank N.A.)	5,000,000	5,000,000
8,965,000
TOTAL INVESTMENT			See Notes to Financial Statements.
SECURITIES — 99.3%		279,000,182
OTHER ASSETS
AND LIABILITIES — 0.7%		1,874,102
TOTAL NET ASSETS — 100.0%		$280,874,284

12

Statement of Assets and Liabilities

MAY 31, 2010
Assets
Investment securities, at value (amortized cost and cost for federal income tax purposes)	$279,000,182
Cash	778,681
Receivable for investments sold	774,000
Receivable for capital shares sold	196,041
Interest receivable	459,387
281,208,291

Liabilities
Payable for capital shares redeemed	228,520
Accrued management fees	104,986
Dividends payable	501
334,007

Net Assets	$280,874,284

Capital Shares
Outstanding (unlimited number of shares authorized)	280,908,794

Net Asset Value Per Share	$1.00

Net Assets Consist of:
Capital paid in	$280,888,964
Accumulated net realized loss on investment transactions	(14,680)
$280,874,284

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED MAY 31, 2010
Investment Income (Loss)
Income:
Interest	$2,057,986

Expenses:
Management fees	1,529,842
Temporary guarantee program fees	35,439
Trustees’ fees and expenses	13,638
Other expenses	2,606
1,581,525
Fees waived	(159,715)
1,421,810

Net investment income (loss)	636,176

Net realized gain (loss) on investment transactions	1,777

Net Increase (Decrease) in Net Assets Resulting from Operations	$ 637,953

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED MAY 31, 2010 AND MAY 31, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ 636,176	$ 4,601,317
Net realized gain (loss)	1,777	17,166
Net increase (decrease) in net assets resulting from operations	637,953	4,618,483

Distributions to Shareholders
From net investment income	(636,176)	(4,603,543)

Capital Share Transactions
Proceeds from shares sold	202,106,984	283,675,396
Proceeds from reinvestment of distributions	606,100	4,370,332
Payments for shares redeemed	(256,608,412)	(266,834,956)
Net increase (decrease) in net assets from capital share transactions	(53,895,328)	21,210,772

Net increase (decrease) in net assets	(53,893,551)	21,225,712

Net Assets
Beginning of period	334,767,835	313,542,123
End of period	$280,874,284	$334,767,835

Transactions in Shares of the Fund
Sold	202,106,984	283,675,396
Issued in reinvestment of distributions	606,100	4,370,332
Redeemed	(256,608,412)	(266,834,956)
Net increase (decrease) in shares of the fund	(53,895,328)	21,210,772

See Notes to Financial Statements.

15

Notes to Financial Statements

MAY 31, 2010

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Municipal Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Tax-Free Money Market Fund (the fund) is one fund in a series issued by the trust. The fund is diversified under Rule 2a-7 of the 1940 Act. The fund’s investment objective is to seek safety of principal and high current income that is exempt from federal income tax. The fund pursues its objective by investing primarily in cash-equivalent, high-quality municipal obligations. The following is a summary of the fund’s significant accounting policies.

Security Valuations — Securities are generally valued at amortized cost, which approximates current market value. When such valuations do not reflect market value, securities may be valued as determined by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

When-Issued — The fund may engage in securities transactions on a when-issued basis. Under these arrangements, the securities’ prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. The fund does not generally expect to realize any long-term capital gains, and accordingly, does not expect to pay any capital gains distributions.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

16

Subsequent Events — In preparing the financial statements, management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

2. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the funds and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1570% to 0.2700%. The rates for the Complex Fee range from 0.2500% to 0.3100%. From June 1, 2009 to July 31, 2009, the investment advisor voluntarily agreed to waive 0.038% of its management fee. Effective August 1, 2009, the investment advisor voluntarily agreed to waive 0.054% of its management fee. The investment advisor expects the fee waiver to continue for one year and cannot terminate it without consulting the Board of Trustees. The effective annual management fee for the year ended May 31, 2010 was 0.49% before waiver and 0.44% after waiver.

Temporary Guarantee Program — On October 3, 2008, the Board of Trustees approved the fund to participate in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds (the program). The program provides coverage to guarantee the account values of shareholders in the event the fund’s net asset value falls below $0.995 and the Trustees liquidate the fund. The program covers the lesser of a shareholder’s account value on September 19, 2008, or on the date of liquidation. Participation in the program requires the fund to pay a fee based on the net assets of the fund as of the close of business on September 19, 2008, which is amortized daily over the period. The fund participated in the program from September 19, 2008 through December 19, 2008 and paid a fee of 0.01% of its net assets as of September 19, 2008. The fund continued its participation in the program from December 20, 2008 through April 30, 2009 and paid a fee of 0.015% of its net assets as of September 19, 2008. The fund continued its participation in a program extension from May 1, 2009 through September 18, 2009 and paid a fee of 0.015% of its net assets as of September 19, 2008. The program expired on September 18, 2009. For the year ended May 31, 2010, the annualized ratio of the program fee to average net assets was 0.01%.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, American Century Investment Services, Inc. and the trust’s transfer agent, American Century Services, LLC.

The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

17

3. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

As of May 31, 2010, the valuation inputs used to determine the fair value of the fund’s municipal securities were classified as Level 2. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

4. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Trustees. During the year ended May 31, 2010, the fund did not utilize the program.

5. Federal Tax Information

The tax character of distributions paid during the years ended May 31, 2010 and May 31, 2009 were as follows:

	2010	2009
Distributions Paid From
Exempt income	$636,176	$4,603,543
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

18

As of May 31, 2010, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $(14,642), which may be used to offset future taxable gains. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. The capital loss carryovers expire as follows:

2012	2013	2014	2015	2016	2017	2018
$(3,706)	$(1,346)	—	$(1,691)	$(2,918)	—	$(4,981)

The fund had a capital loss deferral of $(38) that represents net capital losses incurred in the seven-month period ended May 31, 2010. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

6. Corporate Event

As part of a long-standing estate and business succession plan established by ACC Co-Chairman James E. Stowers, Jr., the founder of American Century Investments, ACC Co-Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of each fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee may technically be considered a “change of control” of ACC and therefore also a change of control of each fund’s advisor even though there has been no change to their management and none is anticipated. The “change of control” resulted in the assignment of each fund’s investment advisory agreement. Under the 1940 Act, an assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Trustees approved interim investment advisory agreements under which each fund will be managed until new agreements are approved by fund shareholders. On April 1, 2010, the Board of Trustees approved new investment advisory agreements. The interim agreements and the new agreements are substantially identical to the terminated agreements (with the exception of different effective and termination dates) and will not result in changes in the management of American Century Investments, the funds, their investment objectives, fees or services provided. The new agreement for the fund was approved by shareholders at a Special Meeting of Shareholders on June 16, 2010. The new agreement went into effect on July 16, 2010.

7. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $642,043 as exempt interest dividends for the fiscal year ended May 31, 2010.

19

Financial Highlights

Tax-Free Money Market

Investor Class
For a Share Outstanding Throughout the Years Ended May 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations
Net Investment Income (Loss)	—(1)	0.01	0.03	0.03	0.02
Distributions
From Net Investment Income	—(1)	(0.01)	(0.03)	(0.03)	(0.02)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(2)	0.20%	1.47%	2.97%	3.26%	2.51%

Ratios/Supplemental Data
Ratio of Operating Expenses to
Average Net Assets	0.46%(3)	0.50%(3)	0.51%	0.52%	0.52%
Ratio of Operating Expenses to Average
Net Assets (Before Expense Waiver)	0.51%	0.53%	0.51%	0.52%	0.52%
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.20%(3)	1.45%(3)	2.91%	3.22%	2.47%
Ratio of Net Investment Income (Loss)
to Average Net Assets (Before
Expense Waiver)	0.15%	1.42%	2.91%	3.22%	2.47%
Net Assets, End of Period (in thousands)	$280,874	$334,768	$313,542	$275,733	$272,208
(1) Per-share amount was less than $0.005.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
(3)	Effective August 1, 2008, the investment advisor voluntarily agreed to waive a portion of its management fee.

See Notes to Financial Statements.

20

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Municipal Trust
and Shareholders of the Tax-Free Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Tax-Free Money Market Fund (one of the five funds comprising the American Century Municipal Trust, hereafter referred to as the “Fund”) at May 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
July 22, 2010

21

Management

The Board of Trustees

The individuals listed below serve as trustees of the fund. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Independent Trustees
John Freidenrich
Year of Birth: 1937
Position(s) with the Fund: Trustee
Length of Time Served: Since 2005
Principal Occupation(s) During the Past Five Years: Founder, Member and Manager, Regis
Management Company, LLC (investment management firm) (April 2004 to present)
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: None
Education/Other Professional Experience: AB in Economics, Stanford University; LLB,
Stanford Law School; formerly, partner and founder, Ware and Freidenrich Law
Firm and Bay Partners; formerly, President, Board of Trustees, Stanford University

Ronald J. Gilson
Year of Birth: 1946
Position(s) with the Fund: Trustee and Chairman of the Board
Length of Time Served: Since 1995
Principal Occupation(s) During the Past Five Years: Charles J. Meyers Professor of Law and
Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of
Law and Business, Columbia University School of Law (1992 to present)
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: None
Education/Other Professional Experience: BA, Washington University; JD, Yale Law School;
formerly, attorney, Steinhart, Goldberg, Feigenbaum & Ladar

22

Frederick L. A. Grauer
Year of Birth: 1946
Position(s) with the Fund: Trustee
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to present); Senior Advisor, Barclays Global Investors
(investment management firm) (2003 to 2009)
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: None
Education/Other Professional Experience: BA in Economics, University of British Columbia;
MA in Economics, University of Chicago; PhD in Business, Stanford University;
formerly, Executive Chairman, Barclays Global Investors; Chairman and Chief
Executive Officer, Wells Fargo Nikko Investment Advisors; and Vice President,
Merrill Lynch Capital Markets Group; formerly, Director, New York Stock Exchange,
Chicago Mercantile Exchange and Columbia University; formerly, faculty member,
Graduate School of Business, Columbia University and Alfred P. Sloan School of
Management, Massachusetts Institute of Technology

Peter F. Pervere
Year of Birth: 1947
Position(s) with the Fund: Trustee
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Retired
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: Intraware, Inc. (2003 to 2009); Digital Impact, Inc. (2003
to 2005)
Education/Other Professional Experience: BA in History, Stanford University; CPA; formerly,
Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider); formerly, Vice President and Corporate Controller, Sybase, Inc.;
formerly with accounting firm of Arthur Young & Co.

Myron S. Scholes
Year of Birth: 1941
Position(s) with the Fund: Trustee
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Chairman, Platinum Grove Asset
Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of
Finance-Emeritus, Stanford Graduate School of Business (1996 to present)
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: Dimensional Fund Advisors (investment advisor); CME
Group, Inc. (futures and options exchange)
Education/Other Professional Experience: BA in Economics, McMaster University (Ontario);
MBA and PhD, University of Chicago; formerly, Senior Research Fellow at the
Hoover Institute; formerly, Edward Eagle Brown Professor of Finance, University of
Chicago; recipient of the Alfred Nobel Memorial Prize in Economic Sciences

23

John B. Shoven
Year of Birth: 1947
Position(s) with the Fund: Trustee
Length of Time Served: Since 2002
Principal Occupation(s) During the Past Five Years: Professor of Economics, Stanford University
(1973 to present)
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: Cadence Design Systems; Exponent; Financial Engines;
PalmSource, Inc. (2002 to 2005); Watson Wyatt Worldwide (2002 to 2006)
Education/Other Professional Experience: BA in Physics, University of California; PhD in
Economics, Yale University; Director of the Stanford Institute for Economic Policy
Research (1999 to present); formerly, Chair of Economics and Dean of Humanities and Sciences, Stanford University

Interested Trustee
Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Fund: Trustee and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer,
ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007).
Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President,
ACIM; Director, ACC, ACIM and other ACC subsidiaries. Global Chief Operating
Officer and Managing Director, Morgan Stanley (investment management)(March
2000 to November 2005)
Number of Funds in Fund Complex Overseen by Trustee: 104
Other Directorships Held by Trustee: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts;
MBA, Boston College; formerly held senior leadership roles with Fidelity
Investments, Boston Financial Services and Bank of America; serves on the Board of
Governors of the Investment Company Institute

24

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name	Offices with
(Year of Birth)	the Fund	Principal Occupation(s) During the Past Five Years
Jonathan S.	Trustee and	President and Chief Executive Officer, ACC (March 2007 to present);
Thomas	President	Chief Administrative Officer, ACC (February 2006 to March 2007);
(1963)	since 2007	Executive Vice President, ACC (November 2005 to February 2007).
Also serves as: Chief Executive Officer and Manager, ACS; Executive
Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries.
Global Chief Operating Officer and Managing Director, Morgan Stanley
(March 2000 to November 2005)
Barry Fink	Executive	Chief Operating Officer and Executive Vice President, ACC (September 2007
(1955)	Vice President	to present); President, ACS (October 2007 to present); Managing Director,
	since 2007	Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley
(2000 to 2006). Also serves as: Manager, ACS, and Director, ACC and certain ACC subsidiaries
Maryanne L.	Chief Compliance	Chief Compliance Officer, American Century funds, ACIM and ACS (August
Roepke	Officer since 2006	2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006);
(1956)	and Senior	and Treasurer and Chief Financial Officer, various American Century funds
	Vice President	(July 2000 to August 2006). Also serves as: Senior Vice President, ACS since 2000
Charles A.	General Counsel	Attorney, ACC (February 1994 to present); Vice President, ACC (November
Etherington	since 2007 and	2005 to present); General Counsel, ACC (March 2007 to present); Also
(1957)	Senior Vice	serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries;
	President	and Senior Vice President, ACIM and ACS
since 2006
Robert J. Leach	Vice President,	Vice President, ACS (February 2000 to present); and Controller, various
(1966)	Treasurer and	American Century funds (1997 to September 2006)
Chief Financial
Officer since 2006
David H. Reinmiller	Vice President	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC
(1963)	since 2001	(January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as: Vice
President, ACIM and ACS
Ward D. Stauffer	Secretary	Attorney, ACC (June 2003 to Present)
(1960)	since 2005

The SAI has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

25

Board Approval of Management Agreements

American Century Investment Management, Inc. (“ACIM” or the “Advisor”) currently serves as investment advisor to the Fund under an interim management agreement (the “Interim Management Agreement”) between the Advisor and the Fund approved by the Fund’s Board of Trustees (the “Board”). The Advisor previously served as investment advisor to the Fund pursuant to a management agreement (the “Prior Management Agreement”) that terminated in accordance with its terms on February 16, 2010, as a result of a change of control of the Advisor’s parent company, American Century Companies, Inc. (“ACC”). The change in control occurred as the result of a change in the trustee of a trust created by James E. Stowers, Jr., the founder of American Century Investments that holds shares representing a significant interest in ACC stock. Mr. Stowers previously served as the trustee of the trust. On February 16, 2010, Richard W. Brown, Co-Chairman of ACC with Mr. Stowers, became the trustee in accordance with the terms of the trust and Mr. Stowers’ long-standing estate and succession plan.

On February 18, 2010, the Board approved the Interim Management Agreement in accordance with Rule 15a-4 under the Investment Company Act to ensure continued management of the Fund by the Advisor after the termination of the Prior Management Agreement and until shareholder approval of a new management agreement (the “Proposed Management Agreement”) as required under the Act. The Board approved the Proposed Management Agreement and recommended its approval to shareholders. Fund shareholders approved the Proposed Management Agreement at a meeting on June 16, 2010.

The Interim Management Agreement and the Proposed Management Agreement are substantially identical to the Prior Management Agreement except for their effective dates and the termination provisions of the Interim Management Agreement. Under the Interim and Proposed Management Agreements, the Advisor will provide the same services to the Fund and receive the same compensation rate as under the Prior Management Agreement.

Basis for Board Approval of Interim Management Agreement

In considering the approval of the Interim Management Agreement, Rule 15a-4 requires the Board to approve the contract within ten business days of the termination of the prior agreement and to determine that the compensation to be received under the interim agreement is no greater than would have been received under the prior agreement. In connection with the approval, the Board noted that it oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations.

In evaluating the Interim Management Agreement, the Board, assisted by the advice of its independent legal counsel, considered a number of factors in addition to those required by the rule with no one factor being determinative to its analysis. Among the factors considered by the Board were the circumstances and effect of the change of control, the fact that the Advisor

26

will provide the same services and receive the same compensation rate as under the Prior Management Agreements, and that the change of control did not result in a change of the personnel managing the Fund. Upon completion of its analysis, the Board approved the Interim Management Agreement, determining that the continued management of the Fund by the Advisor was in the best interests of the Fund and Fund shareholders.

Basis for Board Approval of Proposed Management Agreement

At a meeting held on April 1, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the Proposed Management Agreement. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and services provided to the Fund by the Advisor. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the Advisor;

• data comparing the cost of owning the Fund to the cost of owning similar funds;

• the fact that there will be no changes to the fees, services, or personnel who provide such services as compared to the Prior Management Agreement;

• data comparing the Fund’s performance to appropriate benchmarks and/ or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the Advisor and the overall profitability of the Advisor;

• data comparing services provided and charges to the Fund with those for other non-fund investment management clients of the Advisor; and

• consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

27

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In particular, the Board recognized that shareholders may have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and each Board member may have attributed different levels of importance to different factors. In deciding to approve the Proposed Management Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services – Generally. Under the Proposed Management Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Proposed Management Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Fund

• portfolio research and security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confir-
  mations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

28

Investment Management Services. The investment management services provided to the Fund are complex and provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. As a part of its general oversight and in evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Proposed Management Agreement, the Advisor will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund as well as compensation to the five highest paid personnel of the Advisor. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Proposed Management Agreement, and the reasonableness of the proposed management fees.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

29

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Fund. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the fund complex and the Fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the Fund reflect the complexity of assessing economies of scale.

Comparison to Fees of Funds not Managed by the Advisor. Both the Prior and Proposed Management Agreements provide that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Trustees (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties that provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of similar funds not managed by the Advisor. The Board concluded that the management fee to be paid by the Fund to the Advisor under the Proposed Management Agreement is reasonable in light of the services to be provided to the Fund.

30

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board concluded that the Advisor’s primary business is managing mutual funds and it generally does not use Fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Proposed Management Agreement be approved and recommended its approval to Fund shareholders.

31

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

32

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Barclays Capital 5-Year General Obligation (GO) Bond Index is composed of investment-grade U.S. municipal securities, with maturities of four to six years, that are general obligations of a state or local government.

The Barclays Capital Long-Term Municipal Bond Index is composed of those securities included in the Barclays Capital Municipal Bond Index that have maturities greater than 22 years.

The Barclays Capital Municipal Bond Index is a market value-weighted index designed for the long-term tax-exempt bond market.

The Barclays Capital Non-Investment-Grade Municipal Bond Index is composed of non-investment grade U.S. municipal securities with a remaining maturity of one year or more.

The Barclays Capital U.S. Aggregate Index represents securities that are taxable, registered with the Securities and Exchange Commission, and U.S. dollar-denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays Capital U.S. Treasury Index is composed of those securities included in the Barclays Capital U.S. Aggregate Index that are public obligations of the U.S. Treasury with a remaining maturity of one year or more.

33

Notes

34

Notes

35

Notes

36

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Municipal Trust
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1007
CL-ANN-68683

Annual Report
May 31, 2010

American Century Investments®

New York Tax-Free Fund

President’s Letter	2
Market Perspective	3
U.S. Fixed-Income Total Returns	3

New York Tax-Free

Performance	4
Portfolio Commentary	6
Portfolio at a Glance	8
Yields	8
Top Five Sectors	8

Shareholder Fee Example	9

Financial Statements

Schedule of Investments	11
Statement of Assets and Liabilities	16
Statement of Operations	17
Statement of Changes in Net Assets	18
Notes to Financial Statements	19
Financial Highlights	25
Report of Independent Registered Public Accounting Firm	29

Other Information

Proxy Voting Results	30
Management	31
Board Approval of Management Agreements	35
Additional Information	41
Index Definitions	42

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended May 31, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Economic and Market Rebound

The municipal bond market witnessed a wide dispersion of returns in the period since the June 30, 2009, inception of New York Tax-Free to May 31, 2010 (see the accompanying table), which closely coincided with the rebound of the U.S. economy from the depths of the recession and credit crisis. This dramatic turnaround can be attributed to the government’s extraordinary monetary and fiscal stimulus policies taken in response to the financial crisis in late 2008. However, financial market volatility in May related to the European debt crisis led many to worry about a potential slowdown in U.S. growth. Despite a return to positive economic growth in the second half of 2009 and so far in 2010, the unemployment rate stood at 9.7% in May 2010, while the housing market and consumer debt levels remained concerns.

Municipal Market Review

Better economic and market conditions caused a reversal of the trading that colored the credit crisis, when the lowest-rated bonds performed worst and higher-quality bonds did best. For the current reporting period, this reversal meant that high-yield (below-investment-grade) and long-term municipal bonds did better than high-quality and shorter-term securities. Similarly, credit-sensitive municipal bonds outperformed Treasury securities after lagging during the credit crisis.

In addition to better economic and market conditions, municipal bonds benefited from improving technical factors—the Build America Bonds program limited the supply of tax-exempt bonds. This federal program, designed to help ease municipal borrowing costs, meant many newly minted municipal bonds were instead issued in the taxable bond universe. Demand for municipal bonds was helped by attractive tax-equivalent yields and the outlook for higher marginal tax rates going forward.

And despite the continuing flood of negative press about budget challenges for states and local governments, we continue to believe that municipal defaults will be relatively rare, especially compared with corporate defaults. Indeed, during the reporting period, the major credit rating agencies revamped their ratings systems to better recognize the superior credit quality and vastly lower default risk of municipal securities relative to corporate-backed bonds.

U.S. Fixed-Income Total Returns
For the period June 30, 2009 (fund inception) through May 31, 2010*
Barclays Capital Municipal Market Indices		Barclays Capital U.S. Taxable Market Indices
Municipal Bond	9.55%	Aggregate Index	7.81%
5-Year General Obligation Bond	6.62%	Treasury Index	4.72%
Long-Term Municipal Bond	15.21%	*Total returns for periods less than one year are not annualized.
Non-Investment-Grade Municipal Bond	21.31%

3

Performance

New York Tax-Free

Total Returns as of May 31, 2010
	Ticker Symbol	Since Inception(1)	Inception Date
Investor Class(2)	ANYIX	10.39%	6/30/09
Barclays Capital
Municipal Bond Index	—	9.55%	—
Institutional Class(2)	ANYOX	2.05%	3/1/10
A Class(2)	ANYAX		6/30/09
No sales charge*		10.16%
With sales charge*		5.22%
C Class(2)	ANTCX		6/30/09
No sales charge*		9.41%
With sales charge*		8.41%
*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a
4.50% maximum initial sales charge for fixed-income funds and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.
(1)	Total returns for periods less than one year are not annualized.
(2)	Class returns would have been lower if American Century Investments had not voluntarily waived its management fees.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of New York than a fund with a broader geographical diversification. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

New York Tax-Free

* From 6/30/09, the Investor Class’s inception date. Not annualized.
**Ending value would have been lower if management fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class
0.66%	0.46%	0.91%	1.66%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of New York than a fund with a broader geographical diversification. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

New York Tax-Free

Portfolio Managers: Joseph Gotelli, Alan Kruss, and Steven Permut

Performance Summary

New York Tax-Free returned 10.39%* in the period from the portfolio’s June 30, 2009, inception to May 31, 2010. By comparison, the Barclays Capital Municipal Bond Index, a broad, multiple-state market index, returned 9.55% for the same period. See pages 4 and 5 for additional performance comparisons.

Credit, Sector Positioning Helped

In a period when lower-rated bonds outperformed, it helped to favor what we considered attractively valued bonds rated A and BBB. We worked hard during the fiscal year to add securities we thought were trading out of line with their actual risks.

In terms of sector allocation, we tended to hold underweight positions in tax-backed bonds (such as state and local general obligation (GO) debt) in favor of revenue bonds (such as utilities, education, and health care debt). This positioning helped because revenue bonds—particularly our health care holdings—outperformed GO securities. However, an underweight to corporate-backed, tobacco, and industrial development revenue bonds detracted from performance.

Other Trades

During the second half of 2009, we initiated a yield curve flattening trade designed to benefit as the yield difference between two- and 30-year securities declined. We added to this trade again in 2010 as this spread approached the widest levels on record. This trade benefited the portfolio as the yield curve proceeded to flatten toward the end of the reporting period.

Additionally, we implemented a “ratio” trade designed to benefit from the changing yield relationship between like-maturity municipals and Treasuries. This positioning benefited performance as demand for the municipal asset class drove outperformance versus Treasuries.

Temporary Fee Waiver Expired June 30, 2010

As a result of temporary management fee waivers in effect since fund inception, the effective annual management fee for all fund share classes for the period June 30, 2009, through May 31, 2010, was 0.00%, which increased absolute and relative fund performance for the period.

One of two temporary management fee waivers for New York Tax-Free ended June 30, 2010. The discontinued waiver totaled 57 basis points (a basis point equals 0.01%, so 57 basis points equal 0.57%) in management fees on the fund’s Investor Class, A Class, and C Class shares, and 37 basis points (0.37%) in management fees on the fund’s Institutional Class shares.

*All fund returns referenced in this commentary are for Investor Class shares. Class returns would have been lower had management fees not been waived. Total returns for periods less than one year are not annualized.

6

New York Tax-Free

American Century Investments instituted the temporary waiver to help raise awareness of New York Tax-Free and our municipal bond investment management expertise. Please note that American Century Investments will continue its other voluntary management fee waiver of 7 basis points (0.07%) through July 31, 2011.

New York Credit Comment

The period saw a number of negative headlines about municipal credit quality in general and New York in particular. Steven Permut, who leads American Century Investments’ municipal bond team, recognizes these concerns but does not believe a wave of municipal bond defaults is imminent. Permut notes that “while there is issuer risk, we are managing that through our experienced credit research team. More importantly, municipal bonds as a whole are second only to Treasuries in terms of credit quality. Indeed, as a result of changes to credit ratings by the big rating agencies to reflect the high quality and low likelihood of default by municipal bonds relative to corporate securities, New York State’s credit rating was actually just recalibrated higher by Moody’s and Fitch.”

Permut continues: “It’s important to note that the state’s general obligation bonds have a constitutional first lien on all general fund revenues and represent a small portion of its total debt. Also, the rating agencies give New York State a lot of leeway because it has more options to balance its budget than California. As a result, we think a New York State default is extremely unlikely. To be sure though, if economic conditions remain weak, we could see credit rating downgrades in the next few years.”

Outlook

“We expect modest economic growth going forward, because of three big headwinds for consumer spending (a key driver of growth): high unemployment, too much household debt, and a weak housing market,” said Permut. “While municipal credit conditions are likely to remain challenging in the near term, we think demand for municipal bonds will be fairly healthy—tax rates are widely expected to rise going forward, and investors looking for higher yields are stepping out the maturity spectrum from money market funds. At the same time, the supply of tax-free municipal bonds is likely to be constrained by the Build America Bonds program—a federal government program intended to help lower municipal borrowing costs.”

In terms of the portfolio, Permut indicates that New York Tax-Free will remain “underweight the tax-supported sector (which includes state and local general obligation bonds) because of the possibility of credit rating downgrades in that sector going forward. Instead, we are overweight less economically sensitive sectors, such as essential service revenue bonds (public power and water and sewer), hospitals, and higher education.”

7

New York Tax-Free

Portfolio at a Glance
As of 5/31/10
Weighted Average Maturity	13.3 years
Average Duration (Modified)	5.6 years

Yields as of May 31, 2010(1)
30-Day SEC Yield
Investor Class	3.22%
Institutional Class	3.24%
A Class	2.85%
C Class	2.24%
Investor Class 30-Day Tax-Equivalent Yields(2)
30.14% Tax Bracket	4.61%
32.93% Tax Bracket	4.80%
38.26% Tax Bracket	5.22%
40.83% Tax Bracket	5.44%
(1) Yields would have been lower if management fees had not been waived.
(2)	The tax brackets indicated are for combined state and federal income tax. Actual tax-equivalent yields may be lower, if alternative minimum tax is applicable.

Top Five Sectors as of May 31, 2010
% of fund investments
General Obligation (GO)	20%
Transportation Revenue	15%
Special Tax Revenue/Severance Tax	13%
Water/Sewer/Gas Revenue	10%
Higher Education	10%

8

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from December 1, 2009 to May 31, 2010 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)	Annualized
	12/1/09	5/31/10	12/1/09 – 5/31/10	Expense Ratio(1)
Actual
Investor Class (after waiver)(2)	$1,000	$1,045.00	$0.05	0.01%
Investor Class (before waiver)	$1,000	$1,045.00(3)	$3.26	0.64%
Institutional Class (after waiver)(2)	$1,000	$1,020.50(4)	$0.00(5)	0.00%(7)
Institutional Class (before waiver)	$1,000	$1,020.50(3)(4)	$1.11(5)	0.44%
A Class (after waiver)(2)	$1,000	$1,043.70	$1.32	0.26%
A Class (before waiver)	$1,000	$1,043.70(3)	$4.53	0.89%
C Class (after waiver)(2)	$1,000	$1,039.80	$5.14	1.01%
C Class (before waiver)	$1,000	$1,039.80(3)	$8.34	1.64%
Hypothetical
Investor Class (after waiver)(2)	$1,000	$1,024.88	$0.05	0.01%
Investor Class (before waiver)	$1,000	$1,021.74	$3.23	0.64%
Institutional Class (after waiver)(2)	$1,000	$1,024.93(6)	$0.00(6)	0.00%(7)
Institutional Class (before waiver)	$1,000	$1,022.74(6)	$2.22(6)	0.44%
A Class (after waiver)(2)	$1,000	$1,023.64	$1.31	0.26%
A Class (before waiver)	$1,000	$1,020.49	$4.48	0.89%
C Class (after waiver)(2)	$1,000	$1,019.90	$5.09	1.01%
C Class (before waiver)	$1,000	$1,016.75	$8.25	1.64%
(1)	Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year divided by 365, to reflect the one-half year period.
(2)	During the period ended May 31, 2010, the investment advisor waived the fund’s management fee.
(3)	Ending account value assumes the return earned after waiver. The return would have been lower had fees not been waived and would have resulted in a lower ending account value.
(4)	Ending account value based on actual return from March 1, 2010 (commencement of sale) through May 31, 2010.
(5)	Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 91, the number of days in the period from March 1, 2010 (commencement of sale) through May 31, 2010, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.
(6)	Ending account value and expenses paid during period assumes the class had been available throughout the entire period and are calculated using the class’s annualized expense ratio listed in the table above.
(7)	Other expenses, which include the fees and expenses of the fund’s independent trustees and its legal counsel, as well as interest, did not exceed 0.005%.

10

Schedule of Investments

New York Tax-Free

MAY 31, 2010
	Principal			Principal
	Amount	Value		Amount	Value
Municipal Securities — 105.9%			Metropolitan Transportation
			Auth. Rev., Series 2002 A,
GUAM — 0.2%			5.50%, 11/15/14 (Ambac)(1)	$ 200,000	$ 228,252
Guam Government GO,			Metropolitan Transportation
Series 2009 A,			Auth. Rev., Series 2003 B,
7.00%, 11/15/39(1)	$ 50,000	$ 53,745	5.25%, 11/15/21
NEW YORK — 102.7%			(NATL/FGIC)(1)	300,000	343,512
Babylon Industrial			Metropolitan Transportation
Development Agency			Auth. Rev., Series 2005 B,
Resource Recovery Rev.,			5.25%, 11/15/23 (Ambac)(1)	105,000	119,535
Series 2009 A, (Covanta			Metropolitan Transportation
Babylon), 5.00%, 1/1/14(1)	100,000	109,581	Auth. Rev., Series 2005 B,
Brooklyn Arena Local			5.00%, 11/15/26 (Ambac)(1)	100,000	104,314
Development Corp. Rev.,			Metropolitan Transportation
(Barclays Center),			Auth. Rev., Series 2005 F,
6.25%, 7/15/40(1)	250,000	257,820	5.00%, 11/15/15(1)	175,000	197,594
Erie County Fiscal Stability			Metropolitan Transportation
Auth. Rev., Series 2010 B,			Auth. Rev., Series 2006 A,
(Sales Tax and State			5.00%, 11/15/19(1)	100,000	109,050
Aid Secured Bond),			Metropolitan Transportation
5.00%, 7/1/17(2)	300,000	349,410
			Auth. Service Contract
Erie County Tobacco			Rev., Series 2002 A,
Asset Securitization Corp.			5.125%, 1/1/29(1)	200,000	204,950
Rev., Series 2005 A,			Nassau County Bridge Auth.
5.00%, 6/1/38(1)	130,000	107,013
			Rev., 5.00%, 10/1/40	200,000	202,080
Erie County Water Auth.			Nassau County GO,
Rev., 5.00%, 12/1/18(1)	100,000	117,123
			Series 2009 C,
Franklin County Industrial			(General Improvement),
Development Agency Rev.,			5.25%, 10/1/17(1)	200,000	235,398
(Trudeau Institute, Inc.),			Nassau County GO, Series
VRDN, 0.40%, 6/1/10			2009 E, 4.00%, 6/1/13(1)	100,000	108,704
(LOC: HSBC Bank
USA N.A.)(1)	500,000	500,000	Nassau County Industrial
			Development Agency Rev.,
Hudson Yards Infrastructure			Series 2010 A, (New York
Corp. Rev., Series 2006 A,			Institute of Technology),
5.00%, 2/15/47(1)	300,000	293,169
			5.25%, 3/1/20(1)	200,000	213,160
Long Island Power Auth.			Nassau County Interim
Electric System Rev., Series			Finance Auth. Rev.,
2003 B, 5.25%, 6/1/13(1)	145,000	161,775
			Series 2005 D, (Sales Tax
Long Island Power Auth.			Secured Bond), 5.00%,
Electric System Rev.,			11/15/12 (NATL)(1)	100,000	110,758
Series 2006 F, 5.00%,			Nassau County Interim
5/1/11 (NATL)(1)	125,000	130,022
			Finance Auth. Rev.,
Long Island Power Auth.			Series 2005 D, (Sales
Electric System Rev.,			Tax Secured Bond),
Series 2006 F, 5.00%,			4.00%, 11/15/16 (NATL)(1)	110,000	120,705
5/1/17 (NATL)(1)	100,000	111,982
			Nassau County Tobacco
Long Island Power Auth.			Settlement Corp. Rev.,
Electric System Rev., Series			Series 2006 A3,
2008 A, 6.00%, 5/1/33(1)	385,000	438,892	5.125%, 6/1/46(1)	100,000	81,428
Metropolitan Transportation			New York City Industrial
Auth. Dedicated Tax Fund			Development Agency Rev.,
Rev., Series 2009 B,			(Queens Baseball Stadium),
5.00%, 11/15/34(1)	200,000	211,106	5.00%, 1/1/12 (Ambac)(1)	115,000	119,493

11

New York Tax-Free

	Principal			Principal
	Amount	Value		Amount	Value
New York City Industrial			New York City Trust for
Development Agency Rev.,			Cultural Resources Rev.,
(Queens Baseball Stadium),			Series 2008 A1, (Lincoln
5.00%, 1/1/20 (Ambac)(1)	$ 185,000	$ 186,854	Center), VRDN, 0.25%,
New York City Municipal			6/1/10 (LOC: Bank of
Water Finance Auth. Water			America N.A.)	$1,000,000	$ 1,000,000
& Sewer Rev., Series			New York City Trust for
2007 A, 5.00%, 6/15/38(1)	100,000	104,338	Cultural Resources Rev.,
New York City Municipal			Series 2009 A, (American
Water Finance Auth.			Museum of Natural History),
Water & Sewer Rev.,			5.00%, 4/1/20(1)	150,000	174,978
Series 2008 DD, (Second			New York City Trust for
General Resolution),			Cultural Resources Rev.,
6.00%, 6/15/40(1)	225,000	260,219	Series 2009 A, (Carnegie
New York City Municipal			Hall), 5.00%, 12/1/29(1)	100,000	105,736
Water Finance Auth. Water			New York GO, Series 1994
& Sewer Rev., Series			H3, VRDN, 0.26%, 6/1/10
2009 BB, 5.00%, 6/15/27(1)	400,000	440,636	(AGM) (SBBPA: State Street
New York City Municipal			Bank & Trust Co.)(1)	700,000	700,000
Water Finance Auth. Water			New York GO, Series 2004 G,
& Sewer Rev., Series			5.00%, 8/1/14(1)	150,000	170,436
2009 EE, 5.00%, 6/15/16(1)	115,000	133,272	New York GO, Series 2005
New York City Municipal			M, 5.00%, 4/1/15 (AGM)(1)	325,000	371,709
Water Finance Auth. Water			New York GO, Series
& Sewer Rev., Series			2006 I8, VRDN, 0.30%,
2009 GG2, (Second			6/1/10 (LOC: Bank of
General Resolution),			America N.A.)(1)	950,000	950,000
5.00%, 6/15/35(1)	400,000	424,800
			New York GO, Series 2008 A,
New York City Municipal			4.00%, 3/1/13(1)	125,000	135,450
Water Finance Auth. Water
& Sewer Rev., Series			2008 New York B1, 5.25%, GO, Series 9/1/22(1)	100,000	112,246
2010 FF, (Second
General Resolution),			New York GO, Series 2008 C,
5.00%, 6/15/25(1)	315,000	355,014	5.25%, 8/1/17(1)	295,000	342,047
New York City Transitional			New York GO, Series 2009 E,
Finance Auth. Building Aid			5.00%, 8/1/20(1)	100,000	113,715
Rev., Series 2009 S5,			New York GO, Series
5.25%, 1/15/39(1)	100,000	106,710	2009 I1, 5.00%, 4/1/24(1)	200,000	218,972
New York City Transitional			New York GO, Series
Finance Auth. Rev., Series			2009 I1, 5.30%, 4/1/27(1)	100,000	110,254
2009 A, (Future Tax Secured			New York GO, Series
Bonds), 5.00%, 5/1/38(1)	200,000	211,800	2009 I1, 5.375%, 4/1/36(1)	200,000	219,052
New York City Transitional			New York GO, Series
Finance Auth. Rev., Series			2009 J1, 5.00%, 5/15/31(1)	200,000	213,232
2009 B, (Future Tax Secured
Bonds), 5.00%, 11/1/23(1)	200,000	224,980	New York GO, Series
			2009 J1, 5.00%, 5/15/36(1)	105,000	110,657
New York City Transitional
Finance Auth. Rev., Series			New York Liberty
2010 I2, (Future Tax Secured			Development Corp.
Bonds), 5.00%, 11/1/27(2)	300,000	329,526	Rev., (Goldman
			Sachs Headquarters),
New York City Trust for			5.25%, 10/1/35(1)	200,000	202,174
Cultural Resources Rev.,
Series 2008 1A,			New York State Dormitory
(Museum of Modern			Auth. Personal Income Tax
Art), 5.00%, 4/1/25(1)	100,000	110,842	Rev., Series 2009 B,
			5.00%, 2/15/18(1)	200,000	232,224

12

New York Tax-Free

	Principal			Principal
	Amount	Value		Amount	Value
New York State Dormitory			New York State Dormitory
Auth. Personal Income Tax			Auth. Rev., Series 2009 A,
Rev., Series 2009 D,			(North Shore Long Island
5.00%, 6/15/20(1)	$ 180,000	$ 208,058	Jewish Health System),
New York State Dormitory			5.50%, 5/1/30(1)	$ 100,000	$ 104,145
Auth. Rev., (Brooklyn Law			New York State Dormitory
School), 5.75%, 7/1/33(1)	200,000	217,388	Auth. Rev., Series 2009 A,
New York State Dormitory			(North Shore Long Island
Auth. Rev., (Interfaith			Jewish Health System),
Medical Center),			5.50%, 5/1/37(1)	400,000	412,788
5.00%, 2/15/14(1)	250,000	276,558	New York State Dormitory
New York State Dormitory			Auth. Rev., Series 2009 A,
Auth. Rev., (Manhattan			(University of Rochester),
Marymount), 5.00%, 7/1/14	200,000	216,460	5.00%, 7/1/21(1)	100,000	111,591
New York State Dormitory			New York State Dormitory
Auth. Rev., (Memorial Sloan-			Auth. Rev., Series 2010 A,
Kettering Cancer Center),			(Cornell University),
5.25%, 7/1/13 (NATL)(1)	100,000	112,222	5.00%, 7/1/40(2)	350,000	372,383
New York State Dormitory			New York State Dormitory
Auth. Rev., (Mount Sinai			Auth. Rev., Series 2010 A,
School of Medicine),			(Mount Sinai Hospital),
5.25%, 7/1/24(1)	200,000	208,354	5.00%, 7/1/21(2)	250,000	265,040
New York State Dormitory			New York State Dormitory
Auth. Rev., (Municipal			Auth. Rev., Series 2010 A,
Health Facilities			(Mount Sinai Hospital),
Improvement Program			5.00%, 7/1/22(2)	250,000	262,945
Lease Revenue Bonds),			New York State
5.00%, 1/15/20(1)	100,000	108,556	Environmental Facilities
New York State Dormitory			Corp. Clean Water &
Auth. Rev., (Yeshiva			Drinking Rev., Series
University), 5.00%, 9/1/38(1)	200,000	208,106	2006 C, (Revolving
Fund-Pooled Financing),
New York State Dormitory			5.00%, 10/15/22(1)	170,000	190,664
Auth. Rev., Series
2005 A, (State University			New York State
Educational Facilities),			Environmental Facilities
5.50%, 5/15/17			Corp. Clean Water &
(NATL/FGIC)(1)	100,000	115,659	Drinking Rev., Series
			2009 A, 5.00%, 6/15/29(1)	130,000	141,120
New York State Dormitory
Auth. Rev., Series 2005 B,			New York State Local
(Court Facilities Lease),			Government Assistance
VRDN, 0.34%, 6/2/10			Corp. Rev., Series
(LOC: Bayerische			2008 A, (Senior Lien),
Landesbank)(1)	525,000	525,000	5.00%, 4/1/20(1)	200,000	229,262
New York State Dormitory			New York State Power Auth.
Auth. Rev., Series 2008 A2,			Rev., Series 2007 C, 5.00%,
(Memorial Sloan-Kettering			11/15/14 (NATL)(1)	130,000	149,713
Cancer Center), 5.00%,			New York State Thruway
7/1/26(1)	300,000	322,701	Auth. Highway & Bridge
New York State Dormitory			Trust Fund Rev., Series
Auth. Rev., Series			2002 A, 5.25%, 4/1/12,
2008 B, (New York			Prerefunded at 100%
University), 5.00%, 7/1/22(1)	100,000	110,711	of Par (AGM)(1)(3)	100,000	108,532
New York State Dormitory
Auth. Rev., Series
2009 A, (New York
University), 5.00%, 7/1/23(1)	100,000	111,757

13

New York Tax-Free

	Principal			Principal
	Amount	Value		Amount	Value
New York State Thruway			Sales Tax Asset Receivable
Auth. Highway & Bridge			Corp. Rev., Series 2004 A,
Trust Fund Rev., Series			5.00%, 10/15/32 (Ambac)(1)	$ 300,000	$ 314,859
2005 B, 5.00%, 4/1/13			Saratoga County Water
(NATL/FGIC)(1)	$ 170,000	$ 188,901	Auth. Rev., (Water System),
New York State Thruway			5.00%, 9/1/33(1)	200,000	210,912
Auth. Rev., Series 2007 H,			South Colonie Central School
5.00%, 1/1/14 (NATL)(1)	100,000	111,783	District GO, 5.00%, 6/15/17	100,000	111,562
New York State Thruway			Tobacco Settlement
Auth. Second General			Financing Corp. Rev., Series
Highway & Bridge Trust			2003 B1C, 5.50%, 6/1/21(1)	400,000	432,984
Fund Rev., Series 2008 B,
5.00%, 4/1/21(1)	200,000	224,220	Town of Hempstead Local
			Development Corp. Rev.,
New York State Thruway			Series 2009 B, (Adelphi
Auth. Second General			University), 5.25%, 2/1/39(1)	200,000	208,764
Highway & Bridge Trust
Fund Rev., Series 2010 A,			Triborough Bridge &
5.00%, 4/1/26(1)	200,000	220,234	Tunnel Auth. Rev.,
			5.00%, 11/15/20(1)	200,000	226,858
New York State Urban
Development Corp.			Triborough Bridge &
Rev., Series 2008 D,			Tunnel Auth. Rev.,
			5.00%, 11/15/33(1)	250,000	263,763
5.25%, 1/1/21(1)	100,000	112,412
New York State Urban			Triborough Bridge & Tunnel
Development Corp. Rev.,			Auth. Rev., Series 2009 A2,
			4.00%, 11/15/15(1)	100,000	110,959
Series 2009 A1, (State
Personal Income Tax),			Triborough Bridge & Tunnel
5.00%, 12/15/28(1)	275,000	299,305	Auth. Rev., Series 2010 A1,
			VRDN, 4.00%, 11/15/12(1)	250,000	267,688
Niagara Falls Bridge
Commission Toll Rev., Series			Troy Capital Resource
1993 A, (Bridge System),			Corp. Rev., Series 2010 A,
4.00%, 10/1/19 (AGC)(1)	200,000	212,742	(Rensselaer Polytechnic
			Institute), 5.125%, 9/1/40(1)	300,000	306,828
Onondaga County Trust
for Cultural Resources			United Nations Development
Rev., Series 2010 B,			Corp. Rev., Series 2009 A,
(Syracuse University),			5.00%, 7/1/25	100,000	107,319
5.00%, 12/1/15(1)	170,000	195,899			23,787,584
Plainview Old Bethpage			PUERTO RICO — 3.0%
Central School District GO,			Puerto Rico Electric Power
4.75%, 12/15/15(1)	200,000	232,160	Auth. Rev., Series 2003 NN,
Port Auth. of New York			5.25%, 7/1/23 (NATL)(1)	250,000	270,577
& New Jersey Rev.,			Puerto Rico Public Buildings
(Consolidated Bonds-One			Auth. Rev., Series 2009 Q,
Hundred Fifty-Third Series),			5.625%, 7/1/39(1)	200,000	207,996
5.00%, 7/15/35(1)	200,000	212,330
			Puerto Rico Sales Tax
Port Auth. of New York			Financing Corp. Rev., Series
& New Jersey Rev.,			2009 A, 5.75%, 8/1/37(1)	200,000	213,340
(Consolidated Bonds-One
Hundred Fifty-Third Series),					691,913
5.00%, 7/15/38(1)	235,000	248,654	TOTAL INVESTMENT
Rome City School District			SECURITIES — 105.9%
GO, 5.00%, 6/15/13			(Cost $23,840,109)		24,533,242
(NATL/FGIC)	100,000	110,415	OTHER ASSETS
Sales Tax Asset Receivable			AND LIABILITIES — (5.9)%		(1,373,493)
Corp. Rev., Series 2004 A,			TOTAL NET ASSETS — 100.0%		$ 23,159,749
5.00%, 10/15/29 (Ambac)(1)	100,000	107,621

14

New York Tax-Free
Futures Contracts
Contracts Sold	Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
12 U.S. Treasury 2-Year Notes	September 2010	$2,617,688	$(3,214)

Notes to Schedule of Investments
AGC = Assured Guaranty Corporation
AGM = Assured Guaranty Municipal Corporation
Ambac = Ambac Assurance Corporation
FGIC = Financial Guaranty Insurance Company
GO = General Obligation
LOC = Letter of Credit
NATL = National Public Finance Guarantee Corporation
SBBPA = Standby Bond Purchase Agreement
VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
(1) Security, or a portion thereof, has been segregated for when-issued securities and/or futures contracts. At the period end, the aggregate value of securities pledged was $4,197,000.
(2) When-issued security.
(3) Escrowed to maturity in U.S. government securities or state and local government securities.

Geographic classifications are unaudited.

See Notes to Financial Statements.

15

Statement of Assets and Liabilities

MAY 31, 2010
Assets
Investment securities, at value (cost of $23,840,109)			$24,533,242
Cash			19,643
Receivable for capital shares sold			15,361
Interest receivable			247,746
			24,815,992

Liabilities
Payable for investments purchased			1,635,396
Payable for capital shares redeemed			5,163
Payable for variation margin on futures contracts			5,062
Service fees (and distribution fees — A Class) payable			2,288
Distribution fees payable			1,799
Dividends payable			6,535
			1,656,243

Net Assets			$23,159,749

Net Assets Consist of:
Capital paid in			$22,449,564
Undistributed net investment income			6,598
Undistributed net realized gain on investment transactions			13,668
Net unrealized appreciation on investments			689,919
			$23,159,749

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$12,136,052	1,136,863	$10.68
Institutional Class	$25,522	2,391	$10.67
A Class	$8,115,980	760,001	$10.68*
C Class	$2,882,195	269,949	$10.68
*Maximum offering price $11.18 (net asset value divided by 0.955)

See Notes to Financial Statements.

16

Statement of Operations

FOR THE PERIOD ENDED MAY 31, 2010(1)
Investment Income (Loss)
Income:
Interest	$ 440,104

Expenses:
Management fees	77,707
Distribution fees — C Class	16,301
Service fees — C Class	5,433
Distribution and service fees — A Class	12,045
Trustees’ fees and expenses	439
Other expenses	239
112,164
Fees waived	(77,707)
34,457

Net investment income (loss)	405,647

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	26,112
Futures contract transactions	2,531
28,643

Change in net unrealized appreciation (depreciation) on:
Investments	693,133
Futures contracts	(3,214)
689,919

Net realized and unrealized gain (loss)	718,562

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,124,209
(1) June 30, 2009 (fund inception) through May 31, 2010.

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

PERIOD ENDED MAY 31, 2010(1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 405,647
Net realized gain (loss)	28,643
Change in net unrealized appreciation (depreciation)	689,919
Net increase (decrease) in net assets resulting from operations	1,124,209

Distributions to Shareholders
From net investment income:
Investor Class	(187,737)
Institutional Class	(226)
A Class	(162,041)
C Class	(55,643)
From net realized gains:
Investor Class	(6,324)
A Class	(5,992)
C Class	(2,659)
Decrease in net assets from distributions	(420,622)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	22,456,162

Net increase (decrease) in net assets	23,159,749

Net Assets
End of period	$23,159,749

Undistributed net investment income	$6,598
(1) June 30, 2009 (fund inception) through May 31, 2010.

See Notes to Financial Statements.

18

Notes to Financial Statements

MAY 31, 2010

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Municipal Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. New York Tax-Free Fund (the fund) is one fund in a series issued by the trust. The fund is nondiversified under the 1940 Act. Prior to November 12, 2009, the fund was diversified under the 1940 Act. The fund’s investment objective is to seek to maximize total return through high current income that is exempt from federal and New York state and local income taxes. The fund invests primarily in investment-grade municipal obligations. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class, the Institutional Class, the A Class and the C Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets. The Investor Class, A Class and C Class commenced sale on June 30, 2009, the fund’s inception date. Sale of the Institutional Class commenced on March 1, 2010.

Security Valuations — Debt securities maturing in greater than 60 days at the time of purchase are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium. Investments in open-end management investment companies are valued at the reported net asset value. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Trustees. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

When-Issued — The fund may engage in securities transactions on a when-issued basis. Under these arrangements, the securities’ prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. All tax years for the fund remain subject to examination by tax authorities. At this time, management

19

believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — In preparing the financial statements, management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

2. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.3225% to 0.4400%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class and C Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. Effective June 30, 2009, the investment advisor voluntarily agreed to waive 0.07% of its management fee. The investment advisor expects this waiver to continue until July 31, 2011 and cannot terminate it without consulting the Board of Trustees. In addition, the investment advisor voluntarily waived the remainder of the fund’s management fee from June 30, 2009 through May 31, 2010. This 0.57% fee waiver for the Investor Class, A Class and C Class and 0.37% fee waiver for the Institutional Class was terminated by the investment advisor on June 30, 2010. The total amount of the waiver for each class of the fund for the period June 30, 2009 (fund inception) through May 31, 2010, was $33,151, $27, $30,679 and $13,850 for the Investor Class, Institutional Class, A Class and C Class, respectively. The effective annual management fee before waiver for each class for the period June 30, 2009 (fund inception) through May 31, 2010, was 0.64% for the Investor Class, A Class and C Class and 0.44% for the Institutional Class. The effective annual management fee after waiver for all classes for the period June 30, 2009 (fund inception) through May 31, 2010, was 0.00%.

20

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period June 30, 2009 (fund inception) through May 31, 2010, are detailed in the Statement of Operations.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC. ACIM owns 41% of the outstanding shares of the fund.

The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period June 30, 2009 (fund inception) through May 31, 2010, were $21,829,673 and $1,878,967, respectively.

4. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Period ended May 31, 2010(1)(2)
	Shares	Amount
Investor Class
Sold	1,205,903	$12,579,195
Issued in reinvestment of distributions	17,908	188,076
Redeemed	(86,948)	(914,387)
	1,136,863	11,852,884
Institutional Class
Sold	2,369	25,000
Issued in reinvestment of distributions	22	226
	2,391	25,226
A Class
Sold	765,768	7,900,007
Issued in reinvestment of distributions	11,950	125,542
Redeemed	(17,717)	(185,690)
	760,001	7,839,859
C Class
Sold	268,734	2,725,665
Issued in reinvestment of distributions	4,537	47,567
Redeemed	(3,322)	(35,039)
	269,949	2,738,193
Net increase (decrease)	2,169,204	$22,456,162
(1) June 30, 2009 (fund inception) through May 31, 2010.
(2) March 1, 2010 (commencement of sale) through May 31, 2010 for the Institutional Class.

21

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

As of May 31, 2010, the valuation inputs used to determine the fair value of the fund’s investment securities and unrealized gain (loss) on futures contracts were classified as Level 2 and Level 1, respectively. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

6. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The interest rate risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of interest rate risk derivative instruments as of May 31, 2010, is disclosed on the Statement of Assets and Liabilities as a liability of $5,062 in payable for variation margin on futures contracts. For the period June 30, 2009 (fund inception) through May 31, 2010, the effect of interest rate risk derivative instruments on the Statement of Operations was $2,531 in net realized gain (loss) on futures contract transactions and $(3,214) in change in net unrealized appreciation (depreciation) on futures contracts.

22

7. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Trustees. During the period June 30, 2009 (fund inception) through May 31, 2010, the fund did not utilize the program.

8. Risk Factors

The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of New York than a fund with a broader geographical diversification.

9. Federal Tax Information

The tax character of distributions paid during the period June 30, 2009 (fund inception) through May 31, 2010, was as follows:

Distributions Paid From
Exempt income	$405,647
Taxable ordinary income	$9,917
Long-term capital gains	$5,058

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of May 31, 2010, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$23,840,109
Gross tax appreciation of investments	$693,133
Gross tax depreciation of investments	—
Net tax appreciation (depreciation) of investments	$693,133
Other book-to-tax adjustments	$ (7,318)
Net tax appreciation (depreciation)	$685,815
Undistributed exempt income	$6,598
Undistributed taxable income	$18,848
Capital loss deferral	$(1,076)

23

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gain (loss) on certain futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

The capital loss deferral listed on the previous page represents net capital losses incurred in the seven-month period ended May 31, 2010. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

10. Corporate Event

As part of a long-standing estate and business succession plan established by ACC Co-Chairman James E. Stowers, Jr., the founder of American Century Investments, ACC Co-Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of each fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee may technically be considered a “change of control” of ACC and therefore also a change of control of each fund’s advisor even though there has been no change to their management and none is anticipated. The “change of control” resulted in the assignment of each fund’s investment advisory agreement. Under the 1940 Act, an assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Trustees approved interim investment advisory agreements under which each fund will be managed until new agreements are approved by fund shareholders. On April 1, 2010, the Board of Trustees approved new investment advisory agreements. The interim agreements and the new agreements are substantially identical to the terminated agreements (with the exception of different effective and termination dates) and will not result in changes in the management of American Century Investments, the funds, their investment objectives, fees or services provided. The new agreement for the fund was approved by shareholders at a Special Meeting of Shareholders on June 16, 2010. The new agreement went into effect on July 16, 2010. Management agreements for new share classes of the funds that were launched after February 16, 2010 did not terminate, have not been replaced by interim agreements, and do not require approval of new agreements.

11. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $399,112 as exempt interest dividends for the fiscal year ended May 31, 2010.

The fund hereby designates $5,058, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended May 31, 2010.

The fund hereby designates $9,917 as qualified short-term capital gains for purposes of Internal Revenue Code Section 871.

24

Financial Highlights

New York Tax-Free

Investor Class
For a Share Outstanding Throughout the Period Indicated
2010(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.35
Net Realized and Unrealized Gain (Loss)	0.68
Total From Investment Operations	1.03
Distributions
From Net Investment Income	(0.34)
From Net Realized Gains	(0.01)
Total Distributions	(0.35)
Net Asset Value, End of Period	$10.68

Total Return(3)	10.39%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.00%(4)(5)(6)
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	0.64%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	3.60%(4)(5)
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	2.96%(5)
Portfolio Turnover Rate	16%
Net Assets, End of Period (in thousands)	$12,136
(1) June 30, 2009 (fund inception) through May 31, 2010.
(2) Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Effective June 30, 2009, the investment advisor voluntarily agreed to waive its management fee.
(5) Annualized.
(6) Ratio is less than 0.005%.

See Notes to Financial Statements.

25

New York Tax-Free

Institutional Class
For a Share Outstanding Throughout the Period Indicated
2010(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.55
Income From Investment Operations
Net Investment Income (Loss)(2)	0.10
Net Realized and Unrealized Gain (Loss)	0.12
Total From Investment Operations	0.22
Distributions
From Net Investment Income	(0.10)
Net Asset Value, End of Period	$10.67

Total Return(3)	2.05%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.00%(4)(5)(6)
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	0.44%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	3.61%(4)(5)
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	3.17%(5)
Portfolio Turnover Rate	16%(7)
Net Assets, End of Period (in thousands)	$26
(1) March 1, 2010 (commencement of sale) through May 31, 2010.
(2) Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Effective March 1, 2010, the investment advisor voluntarily agreed to waive its management fee.
(5) Annualized.
(6) Ratio is less than 0.005%.
(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period June 30, 2009 (fund inception) through
May 31, 2010.

See Notes to Financial Statements.

26

New York Tax-Free

A Class
For a Share Outstanding Throughout the Period Indicated
2010(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.32
Net Realized and Unrealized Gain (Loss)	0.68
Total From Investment Operations	1.00
Distributions
From Net Investment Income	(0.31)
From Net Realized Gains	(0.01)
Total Distributions	(0.32)
Net Asset Value, End of Period	$10.68

Total Return(3)	10.16%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.25%(4)(5)
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	0.89%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	3.35%(4)(5)
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	2.71%(5)
Portfolio Turnover Rate	16%
Net Assets, End of Period (in thousands)	$8,116
(1) June 30, 2009 (fund inception) through May 31, 2010.
(2) Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Effective June 30, 2009, the investment advisor voluntarily agreed to waive its management fee.
(5) Annualized.

See Notes to Financial Statements.

27

New York Tax-Free

C Class
For a Share Outstanding Throughout the Period Indicated
2010(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.25
Net Realized and Unrealized Gain (Loss)	0.68
Total From Investment Operations	0.93
Distributions
From Net Investment Income	(0.24)
From Net Realized Gains	(0.01)
Total Distributions	(0.25)
Net Asset Value, End of Period	$10.68

Total Return(3)	9.41%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.00%(4)(5)
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	1.64%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.60%(4)(5)
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	1.96%(5)
Portfolio Turnover Rate	16%
Net Assets, End of Period (in thousands)	$2,882
(1) June 30, 2009 (fund inception) through May 31, 2010.
(2) Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Effective June 30, 2009, the investment advisor voluntarily agreed to waive its management fee.
(5) Annualized.

See Notes to Financial Statements.

28

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Municipal Trust
and Shareholders of the New York Tax-Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the New York Tax-Free Fund (one of the five funds comprising the American Century Municipal Trust, hereafter referred to as the “Fund”) at May 31, 2010, and the results of its operations, the changes in its net assets and the financial highlights for the period June 30, 2009 (commencement of operations) through May 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at May 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
July 22, 2010

29

Proxy Voting Results

A special meeting of shareholders was held on November 12, 2009, to vote on the following proposal. The proposal received the required number of votes of the fund, and was adopted. A summary of voting results is listed below.

Proposal:

To change the fund’s diversification status from diversified to nondiversified.

For:	7,271,606
Withhold:	396,984
Abstain:	75,531

30

Management

The Board of Trustees

The individuals listed below serve as trustees of the fund. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Independent Trustees
John Freidenrich
Year of Birth: 1937
Position(s) with the Fund: Trustee
Length of Time Served: Since 2005
Principal Occupation(s) During the Past Five Years: Founder, Member and Manager, Regis
Management Company, LLC (investment management firm) (April 2004 to present)
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: None
Education/Other Professional Experience: AB in Economics, Stanford University; LLB,
Stanford Law School; formerly, partner and founder, Ware and Freidenrich Law
Firm and Bay Partners; formerly, President, Board of Trustees, Stanford University

31

Ronald J. Gilson
Year of Birth: 1946
Position(s) with the Fund: Trustee and Chairman of the Board
Length of Time Served: Since 1995
Principal Occupation(s) During the Past Five Years: Charles J. Meyers Professor of Law and
Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of
Law and Business, Columbia University School of Law (1992 to present)
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: None
Education/Other Professional Experience: BA, Washington University; JD, Yale Law School;
formerly, attorney, Steinhart, Goldberg, Feigenbaum & Ladar

Frederick L. A. Grauer
Year of Birth: 1946
Position(s) with the Fund: Trustee
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to present); Senior Advisor, Barclays Global Investors
(investment management firm) (2003 to 2009)
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: None
Education/Other Professional Experience: BA in Economics, University of British Columbia;
MA in Economics, University of Chicago; PhD in Business, Stanford University;
formerly, Executive Chairman, Barclays Global Investors; Chairman and Chief
Executive Officer, Wells Fargo Nikko Investment Advisors; and Vice President,
Merrill Lynch Capital Markets Group; formerly, Director, New York Stock Exchange,
Chicago Mercantile Exchange and Columbia University; formerly, faculty member,
Graduate School of Business, Columbia University and Alfred P. Sloan School of
Management, Massachusetts Institute of Technology

Peter F. Pervere
Year of Birth: 1947
Position(s) with the Fund: Trustee
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Retired
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: Intraware, Inc. (2003 to 2009); Digital Impact, Inc.
(2003 to 2005)
Education/Other Professional Experience: BA in History, Stanford University; CPA; formerly,
Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider); formerly, Vice President and Corporate Controller, Sybase, Inc.;
formerly with accounting firm of Arthur Young & Co.

32

Myron S. Scholes
Year of Birth: 1941
Position(s) with the Fund: Trustee
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Chairman, Platinum Grove Asset
Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of
Finance-Emeritus, Stanford Graduate School of Business (1996 to present)
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: Dimensional Fund Advisors (investment advisor);
CME Group, Inc. (futures and options exchange)
Education/Other Professional Experience: BA in Economics, McMaster University (Ontario);
MBA and PhD, University of Chicago; formerly, Senior Research Fellow at the
Hoover Institute; formerly, Edward Eagle Brown Professor of Finance, University of
Chicago; recipient of the Alfred Nobel Memorial Prize in Economic Sciences

John B. Shoven
Year of Birth: 1947
Position(s) with the Fund: Trustee
Length of Time Served: Since 2002
Principal Occupation(s) During the Past Five Years: Professor of Economics, Stanford University
(1973 to present)
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: Cadence Design Systems; Exponent; Financial Engines;
PalmSource, Inc. (2002 to 2005); Watson Wyatt Worldwide (2002 to 2006)
Education/Other Professional Experience: BA in Physics, University of California; PhD in
Economics, Yale University; Director of the Stanford Institute for Economic Policy
Research (1999 to present); formerly, Chair of Economics and Dean of Humanities and Sciences, Stanford University

Interested Trustee
Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Fund: Trustee and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer,
ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007).
Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President,
ACIM; Director, ACC, ACIM and other ACC subsidiaries. Global Chief Operating
Officer and Managing Director, Morgan Stanley (investment management)
(March 2000 to November 2005)
Number of Funds in Fund Complex Overseen by Trustee: 104
Other Directorships Held by Trustee: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts;
MBA, Boston College; formerly held senior leadership roles with Fidelity
Investments, Boston Financial Services and Bank of America; serves on the Board of
Governors of the Investment Company Institute

33

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name	Offices with
(Year of Birth)	the Fund	Principal Occupation(s) During the Past Five Years
Jonathan S.	Trustee and	President and Chief Executive Officer, ACC (March 2007 to present); Chief
Thomas	President	Administrative Officer, ACC (February 2006 to March 2007); Executive Vice
(1963)	since 2007	President, ACC (November 2005 to February 2007). Also serves as: Chief
Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director,
ACC, ACIM and other ACC subsidiaries. Global Chief Operating Officer and
Managing Director, Morgan Stanley (March 2000 to November 2005)
Barry Fink	Executive	Chief Operating Officer and Executive Vice President, ACC (September 2007
(1955)	Vice President	to present); President, ACS (October 2007 to present); Managing Director,
	since 2007	Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley
(2000 to 2006). Also serves as: Manager, ACS, and Director, ACC and certain ACC subsidiaries
Maryanne L.	Chief Compliance	Chief Compliance Officer, American Century funds, ACIM and ACS (August
Roepke	Officer since 2006	2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006);
(1956)	and Senior Vice	and Treasurer and Chief Financial Officer, various American Century funds
	President since	(July 2000 to August 2006). Also serves as: Senior Vice President, ACS
2000
Charles A.	General Counsel	Attorney, ACC (February 1994 to present); Vice President, ACC (November
Etherington	since 2007 and	2005 to present); General Counsel, ACC (March 2007 to present); Also
(1957)	Senior Vice	serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries;
	President	and Senior Vice President, ACIM and ACS
since 2006
Robert J. Leach	Vice President,	Vice President, ACS (February 2000 to present); and Controller, various
(1966)	Treasurer and	American Century funds (1997 to September 2006)
Chief Financial
Officer since 2006
David H. Reinmiller	Vice President	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC
(1963)	since 2001	(January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as: Vice
President, ACIM and ACS
Ward D. Stauffer	Secretary	Attorney, ACC (June 2003 to Present)
(1960)	since 2005

The SAI has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

34

Board Approval of Management Agreements

American Century Investment Management, Inc. (“ACIM” or the “Advisor”) currently serves as investment advisor to the Fund under an interim management agreement (the “Interim Management Agreement”) between the Advisor and the Fund approved by the Fund’s Board of Trustees (the “Board”). The Advisor previously served as investment advisor to the Fund pursuant to a management agreement (the “Prior Management Agreement”) that terminated in accordance with its terms on February 16, 2010, as a result of a change of control of the Advisor’s parent company, American Century Companies, Inc. (“ACC”). The change in control occurred as the result of a change in the trustee of a trust created by James E. Stowers, Jr., the founder of American Century Investments that holds shares representing a significant interest in ACC stock. Mr. Stowers previously served as the trustee of the trust. On February 16, 2010, Richard W. Brown, Co-Chairman of ACC with Mr. Stowers, became the trustee in accordance with the terms of the trust and Mr. Stowers’ long-standing estate and succession plan.

On February 18, 2010, the Board approved the Interim Management Agreement in accordance with Rule 15a-4 under the Investment Company Act to ensure continued management of the Fund by the Advisor after the termination of the Prior Management Agreement and until shareholder approval of a new management agreement (the “Proposed Management Agreement”) as required under the Act. The Board approved the Proposed Management Agreement and recommended its approval to shareholders. Fund shareholders approved the Proposed Management Agreement at a meeting on June 16, 2010.*

The Interim Management Agreement and the Proposed Management Agreement are substantially identical to the Prior Management Agreement except for their effective dates and the termination provisions of the Interim Management Agreement. Under the Interim and Proposed Management Agreements, the Advisor will provide the same services to the Fund and receive the same compensation rate as under the Prior Management Agreement.

Basis for Board Approval of Interim Management Agreement

In considering the approval of the Interim Management Agreement, Rule 15a-4 requires the Board to approve the contract within ten business days of the termination of the prior agreement and to determine that the compensation to be received under the interim agreement is no greater than would have been received under the prior agreement. In connection with the approval, the Board noted that it oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations.

*Management agreements for new share classes of the Fund launched after February 16, 2010, did not terminate, have not been replaced by Interim Management Agreements, and do not require Board or shareholder approval at this time.

35

In evaluating the Interim Management Agreement, the Board, assisted by the advice of its independent legal counsel, considered a number of factors in addition to those required by the rule with no one factor being determinative to its analysis. Among the factors considered by the Board were the circumstances and effect of the change of control, the fact that the Advisor will provide the same services and receive the same compensation rate as under the Prior Management Agreements, and that the change of control did not result in a change of the personnel managing the Fund. Upon completion of its analysis, the Board approved the Interim Management Agreement, determining that the continued management of the Fund by the Advisor was in the best interests of the Fund and Fund shareholders.

Basis for Board Approval of Proposed Management Agreement

At a meeting held on April 1, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the Proposed Management Agreement. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and services provided to the Fund by the Advisor. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the Advisor;

• data comparing the cost of owning the Fund to the cost of owning similar funds;

• the fact that there will be no changes to the fees, services, or personnel who provide such services as compared to the Prior Management Agreement;

• data comparing the Fund’s performance to appropriate benchmarks and/ or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the Advisor and the overall profitability of the Advisor;

• data comparing services provided and charges to the Fund with those for other non-fund investment management clients of the Advisor; and

36

• consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In particular, the Board recognized that shareholders may have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and each Board member may have attributed different levels of importance to different factors. In deciding to approve the Proposed Management Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the Proposed Management Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Proposed Management Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Fund

• portfolio research and security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

37

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

Investment Management Services. The investment management services provided to the Fund are complex and provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. As a part of its general oversight and in evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Proposed Management Agreement, the Advisor will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund as well as compensation to the five highest paid personnel of the Advisor. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Proposed Management Agreement, and the reasonableness of the proposed management fees.

38

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Fund. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the fund complex and the Fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the Fund reflect the complexity of assessing economies of scale.

Comparison to Fees of Funds not Managed by the Advisor. Both the Prior and Proposed Management Agreements provide that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Trustees (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties that provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of similar funds not managed by the Advisor. The

39

Board concluded that the management fee to be paid by the Fund to the Advisor under the Proposed Management Agreement is reasonable in light of the services to be provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board concluded that the Advisor’s primary business is managing mutual funds and it generally does not use Fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Proposed Management Agreement be approved and recommended its approval to Fund shareholders.

40

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

41

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Barclays Capital 5-Year General Obligation (GO) Bond Index is composed of investment-grade U.S. municipal securities, with maturities of four to six years, that are general obligations of a state or local government.

The Barclays Capital Long-Term Municipal Bond Index is composed of those securities included in the Barclays Capital Municipal Bond Index that have maturities greater than 22 years.

The Barclays Capital Municipal Bond Index is a market value-weighted index designed for the long-term tax-exempt bond market.

The Barclays Capital Non-Investment-Grade Municipal Bond Index is composed of non-investment grade U.S. municipal securities with a remaining maturity of one year or more.

The Barclays Capital U.S. Aggregate Index represents securities that are taxable, registered with the Securities and Exchange Commission, and U.S. dollar-denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays Capital U.S. Treasury Index is composed of those securities included in the Barclays Capital U.S. Aggregate Index that are public obligations of the U.S. Treasury with a remaining maturity of one year or more.

42

Notes

43

Notes

44

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Municipal Trust
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1007
CL-ANN-68684

ITEM 2. CODE OF ETHICS.
(a)		The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)		No response required.

(c)		None.

(d)		None.

(e)		Not applicable.

(f)		The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to
American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on
Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
(a)	(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)	(2)	Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)	(3)	Not applicable.

(b)		No response required.

(c)		No response required.

(d)		No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)		Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

		FY 2009:	$109,709
		FY 2010:	$113,277

(b)		Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:
For services rendered to the registrant:

	FY 2009:	$0
	FY 2010:	$0

	Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X
	(relating to certain engagements for non-audit services with the registrant’s investment adviser
	and its affiliates):

	FY 2009:	$0
	FY 2010:	$0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

	For services rendered to the registrant:

	FY 2009:	$26,200
	FY 2010:	$7,700

	These services included assistance with communications and filings to the Internal Revenue
	Service for a change in accounting method.

	Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X
	(relating to certain engagements for non-audit services with the registrant’s investment adviser
	and its affiliates):

	FY 2009:	$26,200
	FY 2010:	$7,700

	These services included assistance with communications and filings to the Internal Revenue
	Service for a change in accounting method.

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

	For services rendered to the registrant:

	FY 2009:	$0
	FY 2010:	$0

	Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X
	(relating to certain engagements for non-audit services with the registrant’s investment adviser
	and its affiliates):

	FY 2009:	$0
	FY 2010:	$0

(e)	(1)	In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the
		accountant is engaged by the registrant to render audit or non-audit services, the engagement is
		approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of
		Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s
		engagements for non-audit services with the registrant’s investment adviser, its parent company,
		and any entity controlled by, or under common control with the investment adviser that
		provides ongoing services to the registrant, if the engagement relates directly to the operations
		and financial reporting of the registrant.

(e)	(2)	All services described in each of paragraphs (b) through (d) of this Item were pre-approved
		before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of
		Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be
		approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)		The percentage of hours expended on the principal accountant’s engagement to audit the
		registrant’s financial statements for the most recent fiscal year that were attributed to work
		performed by persons other than the principal accountant’s full-time, permanent employees was
		less than 50%.

(g)		The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the
		registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser
		whose role is primarily portfolio management and is subcontracted with or overseen by another
		investment adviser), and any entity controlling, controlled by, or under common control with
		the adviser that provides ongoing services to the registrant for each of the last two fiscal years
		of the registrant were as follows:

		FY 2009:	$147,476
		FY 2010:	$191,177

(h)		The registrant’s investment adviser and accountant have notified the registrant’s audit committee
		of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment
		adviser, its parent company, and any entity controlled by, or under common control with the investment
		adviser that provides services to the registrant, which services were not required to be pre-approved
		pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the
		registrant’s audit committee included sufficient details regarding such services to allow the registrant’s
		audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)		The schedule of investments is included as part of the report to stockholders filed under Item 1
		of this Form.

(b)		Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT
INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in
Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset
Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591,
on September 29, 2005.

(a) (2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the
Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a) (3) Not applicable.

(b) A certification by the registrant’s chief executive officer and chief financial officer, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-
99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Municipal Trust

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	July 30, 2010

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	July 30, 2010

By:	/s/ Robert J. Leach
	Name:	Robert J. Leach
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	July 30, 2010